UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22468

                             Ashmore Funds

(Exact name of registrant as specified in charter)

c/o Ashmore Investment Management Limited

61 Aldwych

London WC2B 4AE

                                     England

(Address of principal executive offices) (Zip code)

Corporation Service Company

84 State Street

                Boston, MA 20109

(Name and address of agent for service)

Registrant’s telephone number, including area code: 011-44-20-3077-6000

Date of fiscal year end: October 31, 2011

Date of reporting period: October 31, 2011

Item 1. Reports to Stockholders.

ASHMORE FUNDS

ANNUAL FINANCIAL STATEMENTS

October 31, 2011

(THIS PAGE INTENTIONALLY LEFT BLANK)

ASHMORE FUNDS

This material is authorized for use only when preceded or accompanied by the current Ashmore Funds prospectuses. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

ASHMORE FUNDS

INVESTMENT MANAGERS REPORT (DATED DECEMBER 2011)

For the period December 8, 2010 to October 31, 2011

Overview

While financial assets in general have rebounded from the lows experienced in the first quarter of 2009, the underlying problems in the global economy remain largely unresolved.

After strong positive US data in Q4 2010, the market held three broad consensus views going into 2011. The first was that the US would continue its healthy growth rate. The second was that Europe as a whole would struggle and finally (a view that we did not share), that Emerging Markets inflation would be a major problem. Looking back over the period, these three views have been broadly proven to be incorrect. US growth in Q1 and Q2 2011 was hugely disappointing and it was quickly realised that the strong performance in Q4 2010 was largely due to the US Federal Reserve’s second round of quantitative easing. The US has much deleveraging to do, particularly at the household level. Lending has been poor, with banks still working through their own re-capitalisation issues. Large businesses in the US have been able to finance themselves via retained earnings and by accessing the capital markets, but small businesses are finding access to capital very difficult. The US consumer is being squeezed and this is likely to get worse as the US Government is forced to think about increasing taxes and reigning in fiscal spending in the coming years.

The European sovereign debt crisis has also been at the forefront of investors’ minds. Both Ireland and Portugal were forced to accept financial assistance from the EU and IMF, while the Greece saga has been rumbling on for a couple of years now. At the time of writing, Italy became the next country investors focussed on given its sheer debt size. Indeed, Italy is too big to be allowed to default and too big to bail out. Regime change was also brought about in Greece and Italy, as Prime Ministers Papandreou and Berlusconi agreed to step down and unelected technocrats were installed to form a new governing cabinet.

German growth was strong in early 2011 – so much so that the European Central Bank raised rates twice in the year. Towards the end of Q2 and in the early part of Q3 2011, markets experienced three big shocks. The first was the suggestion that Greek bondholders voluntarily accept a 21% haircut; the second was the disagreement by Congress over an extension of the US debt ceiling, indeed, the US came to within 12 hours of running out of cash; finally, there was S&P’s decision to downgrade the US by one notch. These three events have caused huge volatility and a fall in confidence. While the market cried out for a big policy response, they were given nothing more than small piecemeal solutions. These included the US Federal Reserve announcing that rates will be kept low until 2014, the central banks of US, Europe, UK, Japan and Switzerland all providing liquidity to European banks, and the ECB turning dovish and hinting that rates will be cut.

Towards the end of the period, the EU finally came up with a package aimed at solving Greece’s problem and stopping contagion. However, the initial euphoria died down once investors quickly realised a) that the announcement lacked any material detail and b) that the measures wouldn’t cover Italy should it go down the same route as Greece.

Recovery has been very strong in Emerging Markets countries, some of which now face inflationary pressure. After over a decade of major (central bank) reserve accumulation by Emerging Markets central banks, the buffer provided by having large reserves has largely worked. Central banks now need to use interest rates but also exchange rate appreciation to stem inflation and export it to developed countries (who need it). Indeed to date, over 30 Emerging Markets central banks have raised interest rates, with many such as India and Brazil raising rates more than once. If Emerging Markets growth continues, particularly if it can be sustained at high levels without excessive inflationary pressure (for which major infrastructure spending would be advised), it is hoped that these economies can replace the global demand no longer being provided by the developed world consumer.

ASHMORE FUNDS

INVESTMENT MANAGERS REPORT (DATED DECEMBER 2011)

Portfolio Overview

Ashmore Emerging Markets Corporate Debt Fund

The Ashmore Emerging Markets Corporate Debt Fund (“the Fund”) seeks to achieve its objective by investing principally in debt instruments of Corporate issuers, which may be denominated in any currency, including the local currency of the issuer. Emerging Markets corporate debt had a mixed period. Risk aversion resulting from panic over the ability of Western Europe to avoid defaults and concerns over a hard landing in China affected Emerging Markets corporate bonds over the period. Fundamentals and technicals have diverged significantly. Generally, companies continued to deliver strong results and are well-placed to ride out even a medium-term credit crunch from the bank market, having learned the lessons of 2008. Global commodity players are naturally experiencing some reticence from their customers. Banks in particular are beginning to repurchase their bonds at distressed prices, although industrial companies are more cautious about their liquidity position for now; they generally also see better and longer-term returns from their core business. At the end of the period, the Fund’s largest country position was in the United Arab Emirates. This overweight position was the strongest performer over the period. The Fund also held overweight positions to both China and Kazakhstan; these two countries were the largest detractors to performance over the period. Kazakhstan is a high beta credit which has historically sold off in times of risk aversion. China, meanwhile, sold off on concerns over a possible hard landing for it economy. The Fund held a number of other “off benchmark” positions which were generally positive for performance.

Ashmore Emerging Markets Local Currency Bond Fund

The Ashmore Emerging Markets Local Currency Bond Fund (“the Fund”) seeks to achieve its objective by investing principally in debt instruments of Sovereign and Quasi- Sovereign issuers of Emerging Market Countries that are denominated in the local currency of the issuer. Like Emerging Markets currencies, Emerging Markets local currency bonds offer a compelling long term investment case. The Fund offers the prospect of currency appreciation coupled with a yield pick-up. However, the past period was a challenging one for Emerging Market local bonds due to external factors. While fundamentals in Emerging Markets remained strong, investors have sought to divest as risk aversion spiked. Indeed, many investors unwound positions and repatriated assets back to the US dollar. Policy makers have found themselves in a tricky position in which they must ensure that growth remains positive, that inflation doesn’t get out of control and that their currencies don’t fall too far. That said, they do at least have the tools to do this, using both fiscal and monetary policy. The Fund broadly maintained its largest regional exposure through the period which was concentrated in Asia and Latin America - two regions that have strong domestic economies. The Fund’s portfolio will continue to be managed on a top-down macro basis with a medium to long term investment horizon. The Fund’s largest country position was Mexico, which contributed positively to the Fund’s performance. The largest country contributor to the Funds performance was Hungary where the Fund held an underweight position. The Fund’s investments in Indonesia were the largest country detractor over the period.

Ashmore Emerging Markets Local Currency Fund

The Ashmore Emerging Markets Local Currency Fund (“the Fund”) seeks to achieve its objective by investing principally in derivatives and other instruments that mature in less than one year (“short-dated instruments”) and provide investment exposure to local currencies of Emerging Market Countries. The Fund also has the flexibility to invest in longer-dated derivative instruments. The Fund may also invest in debt instruments of any maturity issued by Sovereigns and Quasi-Sovereigns and denominated in the local currency of the issuer. The market environment has been a supportive one for investors in Emerging Markets currencies. Over the past year, Emerging Markets central banks have used a number of tools to manage their market cycles and ensure that domestic markets do not overheat. Interest rates have been increased in over 30 countries, while a number have used additional tools including increases to bank reserve requirements. Whilst global risk appetite has had a collateral effect on Emerging Markets currency exposure, overall, performance has been strong as investors sought the relative safety of Emerging Markets currencies. At the time of writing, Emerging Market local currencies markets have shown a sharp reversal in performance. That said, we believe they now offer strong short term upside potential plus long term potential outperformance versus G10 currencies. Country allocation is key and heavily dependent on policy diversity. The Fund is positioned with a strong bias towards Asia given its growth dynamics with a lesser emphasis on those countries that are heavily reliant on the Eurozone for trade. At the end of the period, the Fund’s largest country exposure was Mexico. This detracted from performance. The Fund’s overweight position to Brazil was the strongest contributor to performance. India was the largest detractor as the market was concerned about stubbornly high inflation and the current account deficit.

ASHMORE FUNDS

INVESTMENT MANAGERS REPORT (DATED DECEMBER 2011)

Ashmore Emerging Markets Sovereign Debt Fund

The Ashmore Emerging Markets Sovereign Debt Fund (“the Fund”) seeks to achieve its objective by investing principally in debt instruments of Sovereign and Quasi-Sovereign issuers of Emerging Market Countries that are denominated in any Hard Currency. Historically, Emerging Markets Sovereign debt has typically been the most developed, stable, and least risky asset class in Emerging Market fixed income. Prior to the recent volatility, Emerging Markets sovereign bonds saw spreads narrow and trade broadly in line with US Treasuries, that is, they tended to perform around risk events. More recently, market movements have seen spreads come off somewhat, however, this has provided excellent trading opportunities, particularly in the higher beta countries. The Fund has favoured Brazil, Russia and Indonesia as its main country exposures although recently, exposure to Russia was reduced due to commodity price weakness. Brazil is the Fund’s largest country exposure, a position that was overweight and slightly detracted from performance. The Fund may also seek to benefit from positions taken in quasi sovereign bonds where it can achieve higher yields and this was evident by its off benchmark position in the United Arab Emirates. Higher beta positions in Argentina and Ukraine proved to be a negative contributor to performance although the Fund’s exposure at the end of the period was relatively modest.

Ashmore Emerging Markets Total Return Fund

The Ashmore Emerging Markets Total Return Fund (“the Fund”) seeks to achieve its objective by investing principally in debt instruments of Sovereign, Quasi-Sovereign, and Corporate issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency. Asset allocation has been managed actively, reducing risk when the market is in risk off mode. As such, the Fund ended the period with its largest exposure in external debt. This is typically the most resilient Emerging Markets fixed income asset class in times of risk aversion. Emerging Markets local currency and local currency debt has historically tended to sell off as investors unwind positions and repatriate assets back to the US dollar. As such, exposure to the asset class was reduced. However, the long term case for investing in Emerging Markets currencies remains convincing given the growth dynamics in the US versus Emerging Markets. That said, bouts of risk aversion will always be negative for the asset class, and could provide attractive buying opportunities. Emerging Markets corporates are businesses that typically operate in growth sectors and have low levels of leverage. That said, Emerging Markets corporates have sold off over the period even though most of these businesses continue to perform well. The Total Return Fund allows the Investment Team to be dynamic in their investment decisions and to position the portfolio not only for longer-term outperformance, but also seek to take advantage of shorter-term mispricing via tactical trading. The Fund’s largest exposure was to Brazil where it held a mixture of external debt, local currency and corporate bonds. This proved to be a negative contributor to the Fund’s performance. Kazakhstan was the largest detractor where the fund was overweight, principally in corporate and quasi sovereign bonds. On a positive note, United Arab Emirates, a big overweight was the largest positive contributor. Other positives included Egypt (benchmark weight) and Czech Republic (overweight).

Ashmore Emerging Markets Equity Fund

The Ashmore Emerging Markets Equity Fund, launched on June 22, 2011, seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market Issuers, which may be denominated in any currency, including the local currency of the issuer. Since then the performance of Emerging Markets equities has been driven by global risk aversion, especially in September 2011. The Fund had its largest regional concentration in Asia followed by Latin America. Asia benefits from a cluster of strong exporting countries while Latin America has the advantage of housing commodities businesses, particularly in Brazil. Emerging Markets equities have historically tended to be correlated to developed world equities and, as is the case during this review period, technical’s seem to outweigh fundamentals in determining performance. In Brazil, China, Russia and Korea, valuations are most compelling. At the stock level, we have sought to take advantage of low valuations created by panic selling. Overall, the environment for Emerging Markets equities has become more supportive and valuations have been compelling. At the end of the period, the largest country position (and overweight) in the Fund was Brazil, but this proved to be a negative over the period. The largest positive country contributor was the Fund’s investments in China, where the fund was slightly underweight.

ASHMORE FUNDS

INVESTMENT MANAGERS REPORT (DATED DECEMBER 2011)

Ashmore Emerging Markets Small-Cap Equity Fund

The Ashmore Emerging Markets Small-Cap Equity Fund, launched on October 4, 2011, seeks to achieve its objective by investing principally in equity securities and equity-related investments of Small-Capitalization Emerging Market Issuers, which may be denominated in any currency, including the local currency of the issuer. Emerging Markets equities showed signs of recovering from oversold levels during October 2011 on hopes that Europeans would succeed in putting together a package to address the sovereign debt crisis in Europe. Small caps mirrored this trend, although they trailed their larger cap peers during October. Chile, Brazil, Poland, Malaysia and Korea were among markets that outperformed. However, Thailand, Colombia, India and Egypt were among those that lagged. Industrials and consumer discretionary names, especially those in China led overall performance. Financials began to recover, while IT exposures faltered during the period.

Global events have driven risk premiums to extreme levels, creating opportunities to invest in excellent companies with strong growth prospects at attractive prices. As Chinese small caps have been particularly hard hit, we have increased exposure to Chinese companies. We continue to focus on the domestic secular growth story in Emerging Markets and emerging global competitors. We believe technology provides attractive investment opportunities, as companies benefit from growing demand for tablets and smartphones in Emerging Markets as well as developed markets. Exposures favour plays that are less dependent on developed markets, including China, Southeast Asia and Brazil.

Ashmore Investment Management Limited

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Funds and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of Ashmore Investment Management Limited as at the date indicated and are subject to change at any time based upon economic, market, or other conditions and Ashmore Investment Management Limited undertakes no obligation to update the views expressed herein. Any discussions of specific securities or markets should not be considered a recommendation to buy or sell or invest in those securities or markets. The views expressed above may not be relied upon as investment advice or as an indication of the Funds’ trading intent. Information about the Funds’ holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect certain charges that an investor in the Funds may pay. If these additional fees were reflected, performance would have been lower.

IMPORTANT INFORMATION ABOUT THE FUNDS

The following disclosure provides important information regarding each Fund’s Average Annual Total Return table and Cumulative Returns chart, which appears on each Fund’s individual page in this Shareholder Report. Please refer to this information when reviewing the table and chart for a Fund.

On each individual Fund Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class A and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Except for the load-waived performance for the Class A and C shares of Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Local Currency Fund, Ashmore Emerging Markets Sovereign Debt Fund and Ashmore Emerging Markets Total Return Fund, performance shown is net of fees and expenses. The load-waived performance for Class A and Class C shares does not reflect the sales charges shareholders of those classes may pay in connection with a purchase or redemption of Class A and Class C shares. The load-waived performance of those share classes is relevant only to shareholders who purchase Class A or Class C shares on a load-waived basis. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

For periods prior to the inception date of the Class A and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. The Class A and C shares of the Ashmore Emerging Markets Corporate Debt, Ashmore Emerging Markets Local Currency Bond, Ashmore Emerging Markets Local Currency, Ashmore Emerging Markets Sovereign Debt and Ashmore Emerging Markets Total Return Funds were first offered in May 2011.

A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Shareholder Report. Please refer to this information when reviewing the Expense Example for a Fund.

EXPENSE EXAMPLE

Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2011 or inception date (if later), through October 31, 2011.

IMPORTANT INFORMATION ABOUT THE FUNDS (CONTINUED)

Actual Expenses

The information in the table under the heading “Actual Performance” provides information based on actual performance and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical Performance” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ashmore Emerging Markets Corporate Debt Fund

Ashmore Emerging Markets Corporate Debt Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of Corporate issuers, which may be denominated in any currency, including the local currency of the issuer.

Please refer to page 6 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return chart.

Average Annual Total Return For The Period Ended October 31, 2011	Fund Inception
December 8, 2010

Ashmore Emerging Markets Corporate Debt Fund Institutional Class	0.27%

Ashmore Emerging Markets Corporate Debt Fund Retail Class A (load-waived)*	0.07%

Ashmore Emerging Markets Corporate Debt Fund Retail Class A (unadjusted)*	-3.94%**

Ashmore Emerging Markets Corporate Debt Fund Retail Class C (load-waived)*	-0.59%

Ashmore Emerging Markets Corporate Debt Fund Retail Class C (unadjusted)*	-1.59%**

JP Morgan CEMBI BD***	3.22%

Cumulative Returns Through October 31, 2011 (% of NAV)	Top 5 Country Exposures as of Oct 31, 2011 (% of NAV)

	United Arab Emirates	12.55%
	China	10.95%
	Brazil	10.82%
	Kazakhstan	8.16%
	Mexico	5.16%

	Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above

All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares.

*For periods prior to the inception date of the Class A and Class C shares, performance information shown is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

** Unadjusted Performance accounts for a maximum sales load of 4% for class A shares and maximum deferred sales charge of 1% for class C shares.

***The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualised. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund has been in existence for less than one year; cumulative performance may not be indicative of the Fund’s long-term potential. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 6 herein for an explanation of the Expense Example information presented below.

	Expense Example

	Actual Performance			Hypothetical Performance
	Institutional			Institutional
	Class	Class A	Class C	Class	Class A	Class C

Beginning Account Value* (05/01/2011)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2011)	$948.20	$945.60	$942.20	$1,019.31	$1,016.63	$1,013.12

Expense Ratio	1.17%	1.45%	2.20%	1.17%	1.45%	2.20%

Expenses Paid†	$5.75	$6.61	$10.01	$5.96	$6.85	$10.37

*Beginning account value for Institutional Class dated 05/01/2011. Beginning account value for Class A and C dated 05/12/2011

† Expenses are equal to the Fund’s annualized expenses ratio multiplied by the average account value over the period, multiplied by 184/365 for Institutional Class (to reflect the one-half year period) and 171/365 for Class A and Class C (to reflect the period since inception date of 5/12/2011 for Class A and Class C shares). The Fund’s Class A and Class C hypothetical expenses reflect an amount as if each class had been in operation for the entire fiscal half year. Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

Unaudited

Share Class

Information

Institutional Class

Launch Date:

December 8, 2010

Minimum Initial Investment:
$1,000,000

ISIN:

US044825049

CUSIP:

044820504

BLOOMBERG:

AEMCDBT US

Retail Class A

Launch Date:

May 12, 2011

Minimum Initial Investment:
$1,000

ISIN:

US0448206039

CUSIP:

044820603

BLOOMBERG:

AEMCDBA US

Retail Class C

Launch Date:

May 12, 2011

Minimum Initial Investment:
$1,000

ISIN:

US0448207029

CUSIP:

044820702

BLOOMBERG:

AEMCDBC US

All sources are Ashmore unless
otherwise indicated

Ashmore Emerging Markets Local Currency Bond Fund

Ashmore Emerging Markets Local Currency Bond Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of Sovereign and Quasi-Sovereign issuers of Emerging Market Countries that are denominated in the local currency of the issuer.

Please refer to page 6 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return chart.

Average Annual Total Return For The Period Ended October 31, 2011	Fund Inception December 8, 2010

Ashmore Emerging Markets Local Currency Bond Fund Institutional Class	3.35%

Ashmore Emerging Markets Local Currency Bond Fund Retail Class A (load-waived)*	3.18%

Ashmore Emerging Markets Local Currency Bond Fund Retail Class A (unadjusted)*	-0.95%**

Ashmore Emerging Markets Local Currency Bond Fund Retail Class C (load-waived)*	2.41%

Ashmore Emerging Markets Local Currency Bond Fund Retail Class C (unadjusted)*	1.39%**

JP Morgan GBI-EM GD***	5.02%

Cumulative Returns Through October 31, 2011 (% of net assets)	Top 5 Country Exposures as of Oct 31, 2011 (% of NAV)

	Malaysia	14.15%
	Brazil	13.83%
	Mexico	13.39%
	South Africa	10.13%
	Indonesia	9.94%
	Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above

All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares.

*For periods prior to the inception date of the Class A and Class C shares, performance information shown is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

** Unadjusted Performance accounts for a maximum sales load of 4% for class A shares and maximum deferred sales charge of 1% for class C shares.

***The index for the Fund is the JP Morgan Global Bond Index — Emerging Markets Global Diversified.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualised. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund has been in existence for less than one year; cumulative performance may not be indicative of the Fund’s long-term potential. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 6 herein for an explanation of the Expense Example information presented below.

	Expense Example

	Actual Performance			Hypothetical Performance
	Institutional			Institutional
	Class	Class A	Class C	Class	Class A	Class C

Beginning Account Value* (05/01/2011)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2011)	$941.00	$964.00	$ 959.90	$1,020.32	$1,017.57	$1,014.05

Expense Ratio	0.97%	1.25%	2.00%	0.97%	1.25%	2.00%

Expenses Paid†	$4.75	$5.75	$9.18	$4.94	$5.91	$9.44

*Beginning account value for Institutional Class dated 05/01/2011. Beginning account value for Class A and C dated 05/12/2011

† Expenses are equal to the Fund’s annualized expenses ratio multiplied by the average account value over the period, multiplied by 184/365 for Institutional Class (to reflect the one-half year period) and 171/365 for Class A and Class C (to reflect the period since inception date of 5/12/2011 for Class A and Class C shares). The Fund’s Class A and Class C hypothetical expenses reflect an amount as if each class had been in operation for the entire fiscal half year. Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

Unaudited

Share Class

Information

Institutional Class

Launch Date:

December 8, 2010

Minimum Initial Investment:
$1,000,000

ISIN:

US0448202079

CUSIP:

044820207

BLOOMBERG:

ELBIX US

TICKER:

ELBIX

Retail Class A

Launch Date:

May 12, 2011

Minimum Initial Investment:

$1,000

ISIN:

US0448208761

CUSIP:

044820876

BLOOMBERG:

ELBAX US

TICKER:

FLBAX

Retail Class C

Launch Date:

May 12, 2011

Minimum Initial Investment:

$1,000

ISIN:

US0448208688

CUSIP:

044820868

BLOOMBERG:

ELBCX US

TICKER:

ELBCX

All sources are Ashmore

unless otherwise indicated

Ashmore Emerging Markets Local Currency Fund

Ashmore Emerging Markets Local Currency Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in derivatives and other instruments that mature in less than one year (“short-dated instruments”) and provide investment exposure to local currencies of Emerging Market Countries. The Fund also has the flexibility to invest in longer-dated derivative instruments. The Fund may also invest in debt instruments of any maturity issued by Sovereigns and Quasi-Sovereigns and denominated in the local currency of the issuer.

Please refer to page 6 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return chart.

Average Annual Total Return For The Period Ended October 31, 2011	Fund Inception
December 8, 2010

Ashmore Emerging Markets Local Currency Fund Institutional Class	-0.12%

Ashmore Emerging Markets Local Currency Fund Retail Class A (load-waived)*	-0.56%

Ashmore Emerging Markets Local Currency Fund Retail Class A (unadjusted)*	-4.54%**

Ashmore Emerging Markets Local Currency Fund Retail Class C (load-waived)*	-1.17%

Ashmore Emerging Markets Local Currency Fund Retail Class C (unadjusted)*	-2.16%**

JP Morgan ELMI+***	0.70%

Cumulative Returns Through October 31, 2011 (% of net assets)	Top 5 Country Exposures as of October 31, 2011

	Mexico	13.49%
	Singapore	10.99%
	Poland	9.09%
	Czech Republic	7.31%
	India	7.19%
	Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above

All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares.

*For periods prior to the inception date of the Class A and Class C shares, performance information shown is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

** Unadjusted Performance accounts for a maximum sales load of 4% for class A shares and maximum deferred sales charge of 1% for class C shares.

***The index for the Fund is the JP Morgan Emerging Local Markets Index Plus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualised. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund has been in existence for less than one year; cumulative performance may not be indicative of the Fund’s long-term potential. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 6 herein for an explanation of the Expense Example information presented below.

	Expense Example

	Actual Performance			Hypothetical Performance
	Institutional			Institutional
	Class	Class A	Class C	Class	Class A	Class C

Beginning Account Value* (05/01/2011)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2011)	$918.30	$938.80	$935.40	$1,020.82	$1,018.04	$1,014.52

Expense Ratio	0.87%	1.15%	1.90%	0.87%	1.15%	1.90%

Expenses Paid†	$4.21	$5.22	$8.61	$4.43	$5.44	$8.97

*Beginning account value for Institutional Class dated 05/01/2011. Beginning account value for Class A and C dated 05/12/2011

† Expenses are equal to the Fund’s annualized expenses ratio multiplied by the average account value over the period, multiplied by 184/365 for Institutional Class (to reflect the one-half year period) and 171/365 for Class A and Class C (to reflect the period since inception date of 5/12/2011 for Class A and Class C shares). The Fund’s Class A and Class C hypothetical expenses reflect an amount as if each class had been in operation for the entire fiscal half year. Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

Unaudited

Share Class

Information

Institutional Class

Launch Date:

December 8, 2010

Minimum Initial Investment:
$1,000,000

ISIN:

US0448201089

CUSIP:

044820108

BLOOMBERG:

ECYIX US

TICKER

ECYIX

Retail Class A

Launch Date:

May 12, 2011

Minimum Initial Investment:
$1,000

ISIN:

US0448208019

CUSIP:

044820 801

BLOOMBERG:

ECYAX US

TICKER

ECYAX

Retail Class C

Launch Date:

May 12, 2011

Minimum Initial Investment:

$1,000

ISIN:

US0448208845

CUSIP:

044820 884

BLOOMBERG:

ECYCX US

TICKER

ECYCX

All sources are Ashmore unless otherwise indicated

Ashmore Emerging Markets Sovereign Debt Fund

The Ashmore Emerging Markets Sovereign Debt Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of Sovereign and Quasi-Sovereign issuers of Emerging Market Countries that are denominated in any Hard Currency

Please refer to page 6 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return chart.

Average Annual Total Return For The Period Ended October 31, 2011	Fund Inception
December 8, 2010

Ashmore Emerging Markets Sovereign Debt Fund Institutional Class	4.15%

Ashmore Emerging Markets Sovereign Debt Fund Retail Class A (load-waived)*	3.77%

Ashmore Emerging Markets Sovereign Debt Fund Retail Class A (unadjusted)*	-0.38%**

Ashmore Emerging Markets Sovereign Debt Fund Retail Class C (load-waived)*	3.07%

Ashmore Emerging Markets Sovereign Debt Fund Retail Class C (unadjusted)*	2.04%**

JP Morgan EMBI GD***	6.21%

Cumulative Returns Through October 31, 2011 (% of net assets)	Top 5 Country Exposures as of Oct 31, 2011

	Brazil	8.30%
	Russia	7.80%
	Indonesia	7.31%
	Philippines	6.97%
	Mexico	6.83%

	Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above

All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares.

*For periods prior to the inception date of the Class A and Class C shares, performance information shown is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

** Unadjusted Performance accounts for a maximum sales load of 4% for class A shares and maximum deferred sales charge of 1% for class C shares.

***The index for the Fund is the JP Morgan Emerging Markets Bond Index Global Diversified.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualised. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund has been in existence for less than one year; cumulative performance may not be indicative of the Fund’s long-term potential. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 6 herein for an explanation of the Expense Example information presented below.

	Expense Example

	Actual Performance			Hypothetical Performance
	Institutional			Institutional
	Class	Class A	Class C	Class	Class A	Class C

Beginning Account Value* (05/01/2011)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2011)	$1,034.00	$1,022.60	$1,019.00	$1,020.57	$1,017.80	$1,014.29

Expense Ratio	0.92%	1.20%	1.95%	0.92%	1.20%	1.95%

Expenses Paid†	$4.72	$5.69	$9.22	$4.69	$5.67	$9.20

*Beginning account value for Institutional Class dated 05/01/2011. Beginning account value for Class A and C dated 05/12/2011

† Expenses are equal to the Fund’s annualized expenses ratio multiplied by the average account value over the period, multiplied by 184/365 for Institutional Class (to reflect the one-half year period) and 171/365 for Class A and Class C (to reflect the period since inception date of 5/12/2011 for Class A and Class C shares). The Fund’s Class A and Class C hypothetical expenses reflect an amount as if each class had been operation in for the entire fiscal half year. Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

Unaudited

Share Class

Information

Institutional Class

Launch Date:

December 8, 2010

Minimum Initial Investment:
$1,000,000

ISIN:

US0448203069

CUSIP:

044820306

BLOOMBERG:

AEMSOVD US

Retail Class A

Launch Date:

May 12, 2011

Minimum Initial Investment:
$1,000

ISIN:

US0448208506

CUSIP:

044820850

BLOOMBERG:

EAMSODA US

Retail Class C

Launch Date:

May 12, 2011

Minimum Initial Investment:

$1,000

ISIN:

US0448208431

CUSIP:

044820843

BLOOMBERG:

AEMSODC US

All sources are Ashmore

unless otherwise indicated

Ashmore Emerging Markets Total Return Fund

The Ashmore Emerging Markets Total Return Fund is a daily dealing U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of Sovereign, Quasi-Sovereign, and Corporate issuers, which may be denominated in any currency, including the local currency of the issuer.

Please refer to page 6 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return chart.

Average Annual Total Return For The Period Ended October 31, 2011	Fund Inception
December 8, 2010

Ashmore Emerging Markets Total Return Fund Institutional Class	1.11%

Ashmore Emerging Markets Total Return Fund Retail Class A (load-waived)*	0.94%

Ashmore Emerging Markets Total Return Fund Retail Class A (unadjusted)*	-3.09%**

Ashmore Emerging Markets Total Return Fund Retail Class C (load-waived)*	0.21%

Ashmore Emerging Markets Total Return Fund Retail Class C (unadjusted)*	-0.79%**

50/25/25 Composite Benchmark**	4.60%

Cumulative Returns Through October 31, 2011 (% of net assets)	Top 5 Country Exposures as of Oct 31, 2011 (% of NAV)
	Brazil	12.14%
	Mexico	8.65%
	United Arab Emirates	8.00%
	Russia	5.36%
	Kazakhstan	4.83%
	Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above

All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares.

*For periods prior to the inception date of the Class A and Class C shares, performance information shown is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

** Unadjusted Performance accounts for a maximum sales load of 4% for class A shares and maximum deferred sales charge of 1% for class C shares.

***The index for the Fund is 50% JP Morgan Emerging Markets Bond Index, 25% JP Morgan Emerging Local Markets Index +, 25% JPMorgan Global Bond Index-Emerging Markets Global Diversified .

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualised. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund has been in existence for less than one year; cumulative performance may not be indicative of the Fund’s long-term potential. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 6 herein for an explanation of the Expense Example information presented below.

	Expense Example

	Actual Performance			Hypothetical Performance
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value* (05/01/2011)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2011)	$946.30	$956.00	$952.10	$1,020.06	$1,017.33	$1,013.82

Expense Ratio	1.02%	1.30%	2.05%	1.02%	1.30%	2.05%

Expenses Paid†	$5.00	$5.96	$9.37	$5.19	$6.14	$9.67

*Beginning account value for Institutional Class dated 05/01/2011. Beginning account value for Class A and C dated 05/12/2011

† Expenses are equal to the Fund’s annualized expenses ratio multiplied by the average account value over the period, multiplied by 184/365 for Institutional Class (to reflect the one-half year period) and 171/365 for Class A and Class C (to reflect the period since inception date of 5/12/2011 for Class A and Class C shares). The Fund’s Class A and Class C hypothetical expenses reflect an amount as if each class had been in operation for the entire fiscal half year. Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

Unaudited

Share Class

Information

Institutional Class

Launch Date:

8 December 2010

Minimum Initial Investment:
$1,000,000

ISIN:

US0448204059

CUSIP:

044820405

BLOOMBERG:

EMKIX US

TICKER

EMKIX

Retail Class A

Launch Date:

May 12, 2011

Minimum Initial Investment:
$1,000

ISIN:

US0448208357

CUSIP:

044820835

BLOOMBERG:

EMKAX US

TICKER:

EMKAX

Retail Class C

Launch Date:

May 12, 2011

Minimum Initial Investment:

$1,000

ISIN:

US0448208274

CUSIP:

044820827

BLOOMBERG:

EMKCX US

TICKER:

EMKCX

All sources are Ashmore

unless otherwise indicated

Ashmore Emerging Markets Equity Fund

Ashmore Emerging Markets Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers which may be denominated in any currency, including the local currency of the issuer

Please refer to page 6 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return chart.

Average Annual Total Return For The Period Ended October 31, 2011	Fund Inception June 22, 2011

Ashmore Emerging Markets Equity Fund Institutional Class	-11.37%

MSCI EM NET*	-9.86%

Cumulative Returns Through October 31, 2011 (% of net assets)	Top 5 Country Exposures as of Oct 31, 2011 (% of NAV)
	Brazil	18.20%
	China	16.88%
	South Korea	16.43%
	Taiwan	10.05%
	Russian Federation	9.31%

	Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above

All Fund returns are net of fees and expenses.

*The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualised. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund has been in existence for less than one year; cumulative performance may not be indicative of the Fund’s long-term potential. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 6 herein for an explanation of the Expense Example information presented below.

Expense Example

	Actual Performance	Hypothetical Performance
	Institutional Class	Institutional Class

Beginning Account Value (06/22/2011 )	$1,000.00	$1,000.00

Ending Account Value (10/31/2011 )	$886.30	$1,013.75

Expense Ratio	1.17%	1.17%

Expenses Paid†	$3.96	$4.23

† Expenses are equal to the Fund’s annualized expenses ratio multiplied by the average account value over the period, multiplied by 131/365 to reflect the period since inception date of 6/22/2011

Unaudited

Share Class

Information

Institutional Class

Launch Date:

June 22, 2011

Minimum Initial Investment:

$1,000,000

ISIN:

US0448208191

CUSIP:

044820819

BLOOMBERG:

ASEMEIN US

All sources are Ashmore

unless otherwise indicated

Ashmore Emerging Markets Small-Cap Equity Fund

Ashmore Emerging Markets Small-Cap Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Small-Capitalization Emerging Market Issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund currently defines a Small-Capitalization issuer as an issuer with a market capitalization of $2 billion or less at the time of investment.

Please refer to page 6 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return chart.

Average Total Return For The Period Ended October 31, 2011	Fund Inception October 4, 2011

Ashmore Emerging Markets Small-Cap Equity Fund Institutional Class	15.80%

MSCI EM Small-Cap*	12.87%

All Fund returns are net of fees and expenses.

*The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Small-Cap

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualised. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund has been in existence for less than one year; cumulative performance may not be indicative of the Fund’s long-term potential. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 6 herein for an explanation of the Expense Example information presented below.

Top 5 Country Exposures as of Oct 31, 2011 (% of NAV)

China	18.46%
South Korea	14.93%
Taiwan	14.25%
Brazil	12.71%
India	8.54%

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above

Expense Example

	Actual Performance	Hypothetical Performance

	Institutional Class	Institutional Class

Beginning Account Value (10/04/2011 )	$1,000.00	$1,000.00

Ending Account Value (10/31/2011 )	$1,158.00	$1,002.57

Expense Ratio	1.52%	1.52%

Expenses Paid†	$1.21	$1.13

† Expenses are equal to the Fund’s annualized expenses ratio multiplied by the average account value over the period, multiplied by 27/365 to reflect the period since inception date of 10/04/2011

Unaudited

Share Class

Information

Institutional Class

Launch Date:

October 4, 2011

Minimum Initial Investment:

$1,000,000

ISIN:

US0448201162

CUSIP:

044820116

All sources are Ashmore

unless otherwise indicated

(THIS PAGE INTENTIONALLY LEFT BLANK)

ASHMORE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2011

	Ashmore Emerging Markets Corporate Debt Fund	Ashmore Emerging Markets Local Currency Bond Fund
ASSETS:
Investments in securities, at value	$11,355,763	$34,567,042
Investments in fully funded total return swaps, at value	—	7,352,230
Cash	353,540	19,071,908
Cash held at broker (restricted $481,000, $1,280,000, and $593,500, respectively)	—	481,000
Foreign currency, at value	1,452	11,872
Unrealized appreciation on interest rate swap contracts	—	367,232
Unrealized appreciation on forward foreign currency exchange contracts	15,341	1,175,289
Receivable for securities and currencies sold	—	4,242,561
Receivable for fund shares sold	—	174,287
Receivable from Investment Manager	22,998	38,444
Interest and dividends receivable	239,034	801,142
Tax reclaims receivable	—	8,079
Other assets	—	—
Total Assets	11,988,128	68,291,086
LIABILITIES:
Unrealized depreciation on interest rate swap contracts	—	3,280
Unrealized depreciation on forward foreign currency exchange contracts	62,363	1,052,993
Payable for securities and currencies purchased	—	4,242,560
Distributions payable	17,742	50,602
Investment Manager fee payable	11,356	50,041
Trustees’ fees payable	1,905	1,905
Other liabilities	68,497	73,187
Total Liabilities	161,863	5,474,568
Net Assets	$11,826,265	$62,816,518
NET ASSETS:
Paid in capital	$12,545,567	$63,319,557
Undistributed (distributions in excess of) net investment income (loss)	31,289	(344,026)
Accumulated net realized gain (loss)	66,323	(26,826)
Net unrealized appreciation (depreciation)	(816,914)	(132,187)
Net Assets	$11,826,265	$62,816,518

Net Assets:
Class A	$934	$285,653
Class C	931	955
Institutional Class	11,824,400	62,529,910

Shares Issued and Outstanding (no par value, unlimited shares authorized):
Class A	103	30,283
Class C	102	101
Institutional Class	1,253,909	6,404,928

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding):
Class A	$9.09	$9.43
Class C	9.09	9.43
Institutional Class	9.43	9.76
Cost of Investments in securities	$12,124,819	$35,537,379
Cost of Investments in fully funded total return swaps	$—	$6,973,000
Cost of Foreign currency held	$1,442	$12,054

See accompanying notes to the financial statements.

Ashmore Emerging Markets Local Currency Fund	Ashmore Emerging Markets Sovereign Debt Fund	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund

$1,880,118	$29,608,942	$91,163,360	$8,721,795	$11,519,927
—	—	982,701	—	—
20,606,199	935,533	8,338,176	161,292	124,102
1,280,000	—	593,500	—	—
76	13	169,747	13,979	2,134
—	—	120,556	—	—
1,047,699	—	372,736	—	—
3,045,463	30,726	384,902	261,886	—
300,000	—	—	—	—
30,940	18,461	34,399	13,326	111,464
—	454,506	1,795,344	11,000	3,199
—	—	—	—	—
—	—	8,777	30,449	43,986
28,190,495	31,048,181	103,964,198	9,213,727	11,804,812

—	—	—	—	—
1,402,188	500	597,847	—	—
3,045,463	420,119	645,629	278,592	60,762
—	14,740	99,087	—	—
27,788	11,063	83,502	8,062	12,029
1,905	1,905	1,905	1,905	2,083
68,736	65,035	79,751	77,023	153,527
4,546,080	513,362	1,507,721	365,582	228,401
$23,644,415	$30,534,819	$102,456,477	$8,848,145	$11,576,411

$24,076,023	$30,353,246	$106,845,995	$10,033,827	$10,000,000
181,501	(6,153)	155,823	16,332	—
(4,414)	(11,028)	(364,664)	(860,798)	33,374
(608,695)	198,754	(4,180,677)	(341,216)	1,543,037
$23,644,415	$30,534,819	$102,456,477	$8,848,145	$11,576,411

$939	$1,017	$508,645	$—	$—
936	1,014	947	—	—
23,642,540	30,532,788	101,946,885	8,848,145	11,576,411

100	101	54,292	—	—
100	101	101	—	—
2,527,286	3,055,829	10,727,540	1,004,382	1,000,000

$9.38	$10.04	$9.37	$—	$—
9.35	10.04	9.36	—	—
9.35	9.99	9.50	8.81	11.58
$2,134,324	$29,409,708	$95,166,936	$9,063,600	$9,976,877
$—	$—	$1,041,079	$—	$—
$76	$13	$170,602	$13,931	$2,149

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF OPERATIONS

For the Period Ended October 31, 2011

	Ashmore Emerging Markets Corporate Debt Fund[1]	Ashmore Emerging Markets Local Currency Bond Fund[1]
INVESTMENT INCOME:
Interest, net of foreign tax withholdings*	$826,248	$1,661,051
Dividends, net of foreign tax withholdings*	—	—
Total Income	826,248	1,661,051
EXPENSES:
Investment Manager fees	113,326	370,967
Administration fees	3,942	15,620
Custody fees	5,176	12,795
Professional fees	76,067	79,193
Trustees’ fees	27,491	27,491
Offering expenses and registration fees	115,856	118,146
Organization expenses	31,000	31,000
Insurance fees	11,000	11,000
Printing fees	6,296	6,296
Transfer agent fees - Institutional Class	1,816	2,414
Distribution fees - Class A	1	100
Distribution fees - Class C	5	5
Other	11,553	21,663
Total Expenses	403,529	696,690
Less expenses reimbursed by the Investment Manager	(288,226)	(317,796)
Net Expenses	115,303	378,894
Net Investment Income (Loss)	710,945	1,282,157
NET REALIZED AND UNREALIZED GAINS (LOSSES):
NET REALIZED GAIN (LOSS) ON:
Investments in securities	69,446	(190,391)
Forward foreign currency exchange contracts	1,144	(312,411)
Interest rate swap contracts	—	312,244
Written options	—	(12,992)
Foreign exchange transactions	(5,797)	82,487
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(769,056)	(970,337)
Investments in fully funded total return swaps	—	379,230
Forward foreign currency exchange contracts	(47,022)	122,296
Interest rate swap contracts	—	363,952
Foreign exchange translations	(836)	(27,328)
Net Gain (Loss)	(752,121)	(253,250)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(41,176)	$1,028,907
* Foreign tax withholdings	$2,799	$12,164

[1]	The Fund was initially capitalized on November 19, 2010 and it commenced investment operations on December 8, 2010.
[2]	The Fund commenced investment operations on June 22, 2011.
[3]	The Fund commenced investment operations on October 4, 2011.

See accompanying notes to the financial statements.

Ashmore Emerging Markets Local Currency Fund[1]	Ashmore Emerging Markets Sovereign Debt Fund[1]	Ashmore Emerging Markets Total Return Fund[1]	Ashmore Emerging Markets Equity Fund[2]	Ashmore Emerging Markets Small-Cap Equity Fund[3]

$104,035	$502,243	$2,928,850	$—	$22
—	—	—	91,258	5,295
104,035	502,243	2,928,850	91,258	5,317

197,253	84,170	467,685	37,579	12,029
9,283	3,741	18,707	1,307	321
6,534	2,550	14,290	1,113	360
76,067	76,067	76,067	43,775	21,000
27,491	27,491	27,491	9,865	2,083
118,256	116,356	107,120	43,552	54,260
31,000	31,000	31,000	31,000	31,000
11,000	11,000	11,000	—	—
6,296	6,296	8,296	2,500	2,000
1,815	1,794	2,602	840	—
1	1	507	—	—
4	5	5	—	—
17,809	9,774	27,257	2,822	600
502,809	370,245	792,027	174,353	123,653
(301,223)	(284,198)	(314,416)	(136,121)	(111,464)
201,586	86,047	477,611	38,232	12,189
(97,551)	416,196	2,451,239	53,026	(6,872)

(84,463)	(7,499)	(717,131)	(860,798)	60,044
(2,401,486)	1,610	(898,453)	(5,684)	4,331
—	—	24,000	—	—
(2,858)	—	(2,988)	—	—
80,452	488	103,915	15,465	(24,129)

(254,206)	199,234	(4,003,576)	(341,805)	1,543,050
—	—	(58,378)	—	—
(354,489)	(500)	(225,111)	—	—
—	—	120,556	—	—
—	20	(14,168)	589	(13)
(3,017,050)	193,353	(5,671,334)	(1,192,233)	1,583,283
$(3,114,601)	$609,549	$(3,220,095)	$(1,139,207)	$1,576,411
$—	$13,277	$25,986	$4,890	$—

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Period Ended October 31, 2011

	Ashmore Emerging Markets Corporate Debt Fund[1]	Ashmore Emerging Markets Local Currency Bond Fund[1]
INCREASE (DECREASE) IN NET ASSETS FROM: OPERATIONS:
Net investment income (loss)	$710,945	$1,282,157
Net realized gain (loss)	64,793	(121,063)
Net change in unrealized appreciation (depreciation)	(816,914)	(132,187)
Net Increase (Decrease) in Net Assets Resulting from Operations	(41,176)	1,028,907

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(37)	(416)
Tax return of capital	—	(272)

Total distributions to Class A shareholders	(37)	(688)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	(34)	(11)
Tax return of capital	—	(8)

Total distributions to Class C shareholders	(34)	(19)
DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(678,055)	(1,531,519)
Tax return of capital	—	(1,033,846)

Total distributions to Institutional Class shareholders	(678,055)	(2,565,365)

FUND SHARE TRANSACTIONS:
Net increase in net assets resulting from Class A share transactions	1,025	301,326
Net increase in net assets resulting from Class C share transactions	1,023	1,014
Net increase in net assets resulting from Institutional Class share transactions	12,543,519	64,051,343

Net increase in net assets resulting from Fund share transactions	12,545,567	64,353,683
Total Increase in Net Assets	11,826,265	62,816,518

NET ASSETS:
Net assets at the beginning of the period	—	—

Net assets at the end of the period	$11,826,265	$62,816,518
Undistributed (Distributions in excess of) Net Investment Income (Loss)	$31,289	$(344,026)

[1]	The Fund was initially capitalized on November 19, 2010 and it commenced investment operations on December 8, 2010.
[2]	The Fund commenced investment operations on June 22, 2011.
[3]	The Fund commenced investment operations on October 4, 2011.

See accompanying notes to the financial statements.

Ashmore Emerging Markets Local Currency Fund[1]	Ashmore Emerging Markets Sovereign Debt Fund[1]	Ashmore Emerging Markets Total Return Fund[1]	Ashmore Emerging Markets Equity Fund[2]	Ashmore Emerging Markets Small-Cap Equity Fund[3]

$(97,551)	$416,196	$2,451,239	$53,026	$(6,872)
(2,408,355)	(5,401)	(1,490,657)	(851,017)	40,246
(608,695)	198,754	(4,180,677)	(341,216)	1,543,037
(3,114,601)	609,549	(3,220,095)	(1,139,207)	1,576,411

—	(19)	(3,827)	—	—
(2)	—	(3,858)	—	—

(2)	(19)	(7,685)	—	—
				2
—	(16)	(8)	—	—
(1)	—	(8)	—	—

(1)	(16)	(16)	—	—

—	(427,941)	(1,165,588)	(46,475)	—
(948,700)	—	(1,259,791)	—	—

(948,700)	(427,941)	(2,425,379)	(46,475)	—

1,001	1,013	544,481	—	—
1,001	1,011	1,011	—	—
27,705,717	30,351,222	107,564,160	10,033,827	10,000,000

27,707,719	30,353,246	108,109,652	10,033,827	10,000,000
23,644,415	30,534,819	102,456,477	8,848,145	11,576,411

—	—	—	—	—

$23,644,415	$30,534,819	$102,456,477	$8,848,145	$11,576,411
$181,501	$(6,153)	$155,823	$16,332	$—

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Period Ended October 31, 2011

Ashmore Emerging Markets Corporate Debt Fund

For a share outstanding throughout the period ended	Class A October 31, 2011[1]	Class C October 31, 2011[1]	Institutional Class October 31, 2011[2]

Net asset value at beginning of period	$ 10.00	$ 10.00	$ 10.00

Income/(loss) from investment operations:
Net investment income[3]	0.32	0.28	0.63
Net realized and unrealized loss	(0.86)	(0.86)	(0.60)

Total from investment operations	(0.54)	(0.58)	0.03

Less distributions:

From net investment income	(0.37)	(0.33)	(0.60)
Tax return of capital	—	—	—

Total distributions	(0.37)	(0.33)	(0.60)

Net asset value at end of period	$ 9.09	$ 9.09	$ 9.43

Total return[4]	(5.44%)	(5.78%)	0.27%

Portfolio turnover rate[5]	22%	22%	22%

Net assets, end of period (in thousands)	$ 1	$ 1	$ 11,824

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	4.36%	5.12%	3.78%
Total expenses after reimbursements	1.45%	2.20%	1.17%

Net investment income to average net assets:
Net investment income before reimbursements	4.35%	3.59%	4.60%
Net investment income after reimbursements	7.26%	6.51%	7.21%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	The Institutional Class commenced investment operations on December 8, 2010.
[3]	Per share amounts are based on average number of shares outstanding during the period.
[4]

Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[5]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover rate represents the period from December 8, 2010 to October 31, 2011 and is not annualized.

[6]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Period Ended October 31, 2011

Ashmore Emerging Markets Local Currency Bond Fund

For a share outstanding throughout the period ended	Class A October 31, 2011[1]	Class C October 31, 2011[1]	Institutional Class October 31, 2011[2]

Net asset value at beginning of period	$ 10.00	$ 10.00	$ 10.00

Income/(loss) from investment operations:
Net investment income[3]	0.13	0.13	0.29
Net realized and unrealized gain (loss)	(0.48)	(0.51)	0.06

Total from investment operations	(0.35)	(0.38)	0.35

Less distributions:

From net investment income	(0.13)	(0.11)	(0.35)
Tax return of capital	(0.09)	(0.08)	(0.24)

Total distributions	(0.22)	(0.19)	(0.59)

Net asset value at end of period	$ 9.43	$ 9.43	$ 9.76

Total return[4]	(3.60%)	(4.01%)	3.35%

Portfolio turnover rate[5]	31%	31%	31%

Net assets, end of period (in thousands)	$ 286	$ 1	$ 62,530

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	1.99%	2.87%	1.70%
Total expenses after reimbursements	1.25%	2.00%	0.97%

Net investment income to average net assets:
Net investment income before reimbursements	2.34%	1.87%	2.55%
Net investment income after reimbursements	3.08%	2.74%	3.28%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	The Institutional Class commenced investment operations on December 8, 2010.
[3]	Per share amounts are based on average number of shares outstanding during the period.
[4]

Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[5]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities. Portfolio turnover rate represents the period from December 8, 2010 to October 31, 2011 and is not annualized.

[6]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Period Ended October 31, 2011

Ashmore Emerging Markets Local Currency Fund

For a share outstanding throughout the period ended	Class A October 31, 2011[1]	Class C October 31, 2011[1]	Institutional Class October 31, 2011[2]

Net asset value at beginning of period	$ 10.00	$ 10.00	$ 10.00

Income/(loss) from investment operations:
Net investment loss[3]	(0.03)	(0.06)	(0.04)
Net realized and unrealized gain (loss)	(0.57)	(0.58)	0.06

Total from investment operations	(0.60)	(0.64)	0.02

Less distributions:

From net investment income	—	—	—
Tax return of capital	(0.02)	(0.01)	(0.67)

Total distributions	(0.02)	(0.01)	(0.67)

Net asset value at end of period	$ 9.38	$9.35	$ 9.35

Total return[4]	(6.12%)	(6.46%)	(0.12%)

Portfolio turnover rate[5]	37%	37%	37%

Net assets, end of period (in thousands)	$ 1	$ 1	$ 23,643

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	2.17%	2.90%	2.03%
Total expenses after reimbursements	1.15%	1.90%	0.87%

Net investment loss to average net assets:
Net investment loss before reimbursements	(1.60%)	(2.33%)	(1.58%)
Net investment loss after reimbursements	(0.58%)	(1.33%)	(0.42%)

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	The Institutional Class commenced investment operations on December 8, 2010.
[3]	Per share amounts are based on average number of shares outstanding during the period.
[4]

Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[5]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover rate represents the period from December 8, 2010 to October 31, 2011 and is not annualized.

[6]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Period Ended October 31, 2011

Ashmore Emerging Markets Sovereign Debt Fund

For a share outstanding throughout the period ended	Class A October 31, 2011[1]	Class C October 31, 2011[1]	Institutional Class October 31, 2011[2]

Net asset value at beginning of period	$ 10.00	$ 10.00	$ 10.00

Income from investment operations:
Net investment income[3]	0.19	0.15	0.40
Net realized and unrealized gain	0.04	0.05	—

Total from investment operations	0.23	0.20	0.40

Less distributions:

From net investment income	(0.19)	(0.16)	(0.41)

Tax return of capital	—	—	—

Total distributions	(0.19)	(0.16)	(0.41)

Net asset value at end of period	$ 10.04	$ 10.04	$ 9.99

Total return[4]	2.26%	1.90%	4.15%

Portfolio turnover rate[5]	9%	9%	9%

Net assets, end of period (in thousands)	$ 1	$ 1	$ 30,533

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	4.61%	5.35%	3.63%
Total expenses after reimbursements	1.20%	1.95%	0.92%

Net investment income/(loss) to average net assets:
Net investment income/(loss) before reimbursements	0.57%	(0.18%)	1.74%
Net investment income after reimbursements	3.98%	3.22%	4.45%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	The Institutional Class commenced investment operations on December 8, 2010.
[3]	Per share amounts are based on average number of shares outstanding during the period.
[4]

Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[5]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover rate represents the period from December 8, 2010 to October 31, 2011 and is not annualized.

[6]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Period Ended October 31, 2011

Ashmore Emerging Markets Total Return Fund

For a share outstanding throughout the period ended	Class A October 31, 2011[1]	Class C October 31, 2011[1]	Institutional Class October 31, 2011[2]
Net asset value at beginning of period	$ 10.00	$ 10.00	$10.00

Income/(loss) from investment operations:
Net investment income[3]	0.22	0.19	0.46
Net realized and unrealized loss	(0.66)	(0.66)	(0.34)

Total from investment operations	(0.44)	(0.47)	0.12

Less distributions:

From net investment income	(0.09)	(0.08)	(0.29)
Tax return of capital	(0.10)	(0.09)	(0.33)

Total distributions	(0.19)	(0.17)	(0.62)

Net asset value at end of period	$ 9.37	$ 9.36	$ 9.50

Total return[4]	(4.40%)	(4.79%)	1.11%

Portfolio turnover rate[5]	39%	39%	39%

Net assets, end of period (in thousands)	$ 509	$ 1	$ 101,947

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	1.75%	2.82%	1.63%
Total expenses after reimbursements	1.30%	2.05%	1.02%

Net investment income to average net assets:
Net investment income before reimbursements	4.21%	3.32%	4.63%
Net investment income after reimbursements	4.66%	4.09%	5.24%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	The Institutional Class commenced investment operations on December 8, 2010.
[3]	Per share amounts are based on average number of shares outstanding during the period.
[4]

Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[5]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities. Portfolio turnover rate represents the period from December 8, 2010 to October 31, 2011 and is not annualized.

[6]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Period Ended October 31, 2011

Ashmore Emerging Markets Equity Fund

For a share outstanding throughout the period ended	Institutional Class October 31, 2011[1]

Net asset value at beginning of period	$ 10.00

Income/(loss) from investment operations:
Net investment income[2]	0.05
Net realized and unrealized loss	(1.19)

Total from investment operations	(1.14)

Less distributions:

From net investment income	(0.05)
Tax return of capital	—

Total distributions	(0.05)

Net asset value at end of period	$ 8.81

Total return[3]	(11.37%)

Portfolio turnover rate[4]	75%

Net assets, end of period (in thousands)	$ 8,848

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	5.34%
Total expenses after reimbursements	1.17%

Net investment income/(loss) to average net assets:
Net investment loss before reimbursements	(2.55%)
Net investment income after reimbursements	1.62%

[1]	The Fund commenced investment operations on June 22, 2011.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]

Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[4]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover rate represents the period from June 22, 2011 to October 31, 2011 and is not annualized.

[5]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Period Ended October 31, 2011

Ashmore Emerging Markets Small-Cap Equity Fund
For a share outstanding throughout the period ended	Institutional Class October 31, 2011[1]

Net asset value at beginning of period	$10.00

Income/(loss) from investment operations:
Net investment loss[2]	(0.01)
Net realized and unrealized gain	1.59

Total from investment operations	1.58

Less distributions:

From net investment income	—
Tax return of capital	—

Total distributions	—

Net asset value at end of period	$ 11.58

Total return[3]	15.80%

Portfolio turnover rate[4]	20%

Net assets, end of period (in thousands)	$11,576

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	15.42%
Total expenses after reimbursements	1.52%

Net investment loss to average net assets:
Net investment loss before reimbursements	(14.76%)
Net investment loss after reimbursements	(0.86%)

[1]	The Fund commenced investment operations on October 4, 2011.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]

Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[4]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover rate represents the period from October 4, 2011 to October 31, 2011 and is not annualized.

[5]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2011

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $195,270)
WPE International Cooperatief U.A. 10.375%, 09/30/2020(2)		200,000	$183,750	1.55
			183,750	1.55
Barbados (Cost $108,226)
Columbus International, Inc. 11.500%, 11/20/2014		100,000	104,125	0.88
			104,125	0.88
Brazil (Cost $1,309,362)
Brasil Telecom S.A. 9.750%, 09/15/2016(2)	BRL	300,000	170,501	1.44
Braskem Finance Ltd. 5.750%, 04/15/2021(2)		200,000	199,580	1.69
Cia Energetica de Sao Paulo 9.750%, 01/15/2015	BRL	250,000	201,976	1.71
Itau Unibanco Holding S.A. 10.500%, 11/23/2015(2)	BRL	200,000	122,356	1.03
JBS Finance II Ltd. 8.250%, 01/29/2018		100,000	92,418	0.78
Marfrig Holding Europe B.V. 8.375%, 05/09/2018		200,000	150,870	1.28
Marfrig Overseas Ltd. 9.500%, 05/04/2020		100,000	73,357	0.62
Rearden G Holdings EINS GmbH 7.875%, 03/30/2020		100,000	97,565	0.83
Vale Overseas Ltd. 8.250%, 01/17/2034		100,000	130,536	1.10
			1,239,159	10.48
Chile (Cost $497,400)
AES Gener S.A. 5.250%, 08/15/2021(2)		100,000	101,055	0.86
Banco Santander Chile 6.500%, 09/22/2020	CLP	50,000,000	100,518	0.85
Cencosud S.A. 5.500%, 01/20/2021(2)		150,000	150,171	1.27
Inversiones Alsacia S.A. 8.000%, 08/18/2018(2)		150,000	117,457	0.99
			469,201	3.97
China (Cost $1,299,880)
Central China Real Estate Ltd. 12.250%, 10/20/2015(2)		100,000	88,375	0.75
China Forestry Holdings Co. Ltd. 10.250%, 11/17/2015		60,000	40,800	0.34
China Liansu Group Holdings Ltd. 7.875%, 05/13/2016		200,000	173,000	1.46
Country Garden Holdings Co. Ltd. 11.250%, 04/22/2017		100,000	89,500	0.76
Country Garden Holdings Co. Ltd. 11.125%, 02/23/2018		200,000	177,000	1.50
Evergrande Real Estate Group Ltd. 13.000%, 01/27/2015		100,000	86,000	0.73
Hidili Industry International Development Ltd. 8.625%, 11/04/2015(2)		100,000	81,750	0.69
Hyva Global B.V. 8.625%, 03/24/2016(2)		200,000	178,500	1.51
Shimao Property Holdings Ltd. 9.650%, 08/03/2017		100,000	82,999	0.70
Sino-Forest Corp. 5.000%, 08/01/2013(2)		14,000	3,920	0.03
Sino-Forest Corp. 10.250%, 07/28/2014		62,000	20,460	0.17
Sino-Forest Corp. 10.250%, 07/28/2014(2)		20,000	6,750	0.06
Sino-Forest Corp. 4.250%, 12/15/2016(2)		53,000	14,840	0.13
Sino-Forest Corp. 6.250%, 10/21/2017(2)		32,000	10,840	0.09
Sino-Forest Corp. 6.250%, 10/21/2017		120,000	39,600	0.33
			1,094,334	9.25
Colombia (Cost $72,404)
Emgesa S.A. ESP 8.750%, 01/25/2021	COP	125,000,000	70,796	0.60
			70,796	0.60
Croatia (Cost $112,700)
Zagrebacki Holding D.O.O. 5.500%, 07/10/2017	EUR	100,000	101,010	0.85
			101,010	0.85
Czech Republic (Cost $136,118)
Central European Media Enterprises Ltd. 11.625%, 09/15/2016	EUR	100,000	126,307	1.07
			126,307	1.07

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

	Currency(1)	Par	Value	% of Net Assets
El Salvador (Cost $102,465)
Telemovil Finance Co. Ltd. 8.000%, 10/01/2017(2)		100,000	$102,750	0.87
			102,750	0.87
Hong Kong (Cost $310,196)
Agile Property Holdings Ltd. 8.875%, 04/28/2017		100,000	86,500	0.73
Bank of East Asia Ltd. 8.500%, 11/05/2019		100,000	97,444	0.82
China Oriental Group Co. Ltd. 7.000%, 11/17/2017(2)		100,000	84,875	0.72
			268,819	2.27
Hungary (Cost $122,697)
MOL Hungarian Oil and Gas PLC 5.875%, 04/20/2017	EUR	100,000	128,217	1.08
			128,217	1.08
India (Cost $454,366)
ICICI Bank Ltd. 5.750%, 11/16/2020(2)		100,000	97,974	0.83
Reliance Communications Ltd. 0.000%, 03/01/2012		100,000	118,115	1.00
Reliance Holdings USA, Inc. 6.250%, 10/19/2040(2)		250,000	245,733	2.08
			461,822	3.91
Indonesia (Cost $322,633)
Berau Capital Resources Pte Ltd. 12.500%, 07/08/2015		200,000	219,000	1.85
GT 2005 Bonds B.V., FRN 6.000%, 07/21/2014		100,000	88,268	0.75
			307,268	2.60
Israel (Cost $214,472)
Israel Electric Corp. Ltd. 7.250%, 01/15/2019		200,000	212,500	1.80
			212,500	1.80
Jamaica (Cost $316,026)
Digicel Group Ltd. 8.875%, 01/15/2015		200,000	202,250	1.71
Digicel Group Ltd. 10.500%, 04/15/2018		100,000	102,151	0.86
			304,401	2.57
Kazakhstan (Cost $1,183,352)
ATF Bank JSC 9.000%, 05/11/2016		100,000	96,000	0.81
BTA Bank JSC 10.750%, 07/01/2018		200,000	108,000	0.91
BTA Bank JSC 7.200%, 07/01/2025		300,000	85,500	0.72
Kazkommertsbank JSC 8.500%, 04/16/2013		300,000	294,000	2.49
KazMunayGas National Co. 6.375%, 04/09/2021		200,000	213,500	1.81
Zhaikmunai LLP 10.500%, 10/19/2015(2)		150,000	148,875	1.26
			945,875	8.00
Kuwait (Cost $105,857)
Kuwait Projects Co. 9.375%, 07/15/2020		100,000	104,000	0.88
			104,000	0.88
Mexico (Cost $740,968)
America Movil S.A.B. de C.V. 6.125%, 03/30/2040		100,000	119,011	1.01
Cemex Espana Luxembourg 9.250%, 05/12/2020		100,000	78,847	0.67
Cemex S.A.B. de C.V. 9.000%, 01/11/2018(2)		100,000	84,600	0.71
Grupo Papelero Scribe S.A. 8.875%, 04/07/2020		100,000	85,407	0.72
Grupo Televisa S.A.B. 8.500%, 03/11/2032		100,000	132,351	1.12
RDS Ultra-Deepwater Ltd. 11.875%, 03/15/2017		100,000	105,750	0.89
Southern Copper Corp. 6.750%, 04/16/2040		100,000	104,179	0.88
			710,145	6.00
Nigeria (Cost $198,367)
Afren PLC 11.500%, 02/01/2016(2)		200,000	200,750	1.70
			200,750	1.70
Paraguay (Cost $150,000)
Banco Bilbao Vizcaya Argentaria Paraguay S.A. 9.750%, 02/11/2016(2)		150,000	154,312	1.30
			154,312	1.30
See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

	Currency(1)	Par	Value	% of Net Assets
Peru (Cost $98,719)
Banco Internacional del Peru SAA 5.750%, 10/07/2020		100,000	$95,572	0.81
			95,572	0.81
Philippines (Cost $103,175)
Energy Development Corp. 6.500%, 01/20/2021		100,000	100,000	0.85
			100,000	0.85
Poland (Cost $295,892)
TVN Finance Corp. II AB 10.750%, 11/15/2017	EUR	200,000	296,108	2.50
			296,108	2.50
Qatar (Cost $317,637)
CBQ Finance Ltd. 7.500%, 11/18/2019		100,000	117,750	1.00
Nakilat, Inc. 6.267%, 12/31/2033		196,092	210,536	1.78
			328,286	2.78
Russian Federation (Cost $511,180)
Evraz Group S.A. 9.500%, 04/24/2018		100,000	107,500	0.91
Lukoil International Finance B.V. 6.656%, 06/07/2022		100,000	105,750	0.89
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 7.748%, 02/02/2021(2)		200,000	191,520	1.62
VTB Bank OJSC Via VTB Capital S.A. 6.551%, 10/13/2020		100,000	98,000	0.83
			502,770	4.25
Saudi Arabia (Cost $188,216)
Dar Al-Arkan International Sukuk Co. FRN 2.653%, 07/16/2012		200,000	186,500	1.58
			186,500	1.58
South Africa (Cost $614,361)
Edcon Pty Ltd., FRN 4.778%, 06/15/2014	EUR	150,000	172,561	1.46
Edcon Pty Ltd. 9.500%, 03/01/2018	EUR	100,000	116,251	0.99
Edcon Pty Ltd. 9.500%, 03/01/2018(2)		150,000	127,875	1.08
Foodcorp Pty Ltd. 8.750%, 03/01/2018	EUR	100,000	131,487	1.11
			548,174	4.64
South Korea (Cost $200,985)
Shinhan Bank 6.819%, 09/20/2036		100,000	99,155	0.84
Woori Bank Co. Ltd. 6.208%, 05/02/2037		100,000	96,000	0.81
			195,155	1.65
Ukraine (Cost $401,970)
MHP S.A. 10.250%, 04/29/2015		200,000	190,000	1.60
Privatbank CJSC Via UK SPV Credit Finance PLC 9.375%, 09/23/2015		200,000	169,896	1.44
			359,896	3.04
United Arab Emirates (Cost $1,439,925)
Atlantic Finance Ltd. 10.750%, 05/27/2014		100,000	110,000	0.93
Dana Gas Sukuk Ltd. 7.500%, 10/31/2012		200,000	175,410	1.48
DP World Ltd. 6.850%, 07/02/2037		100,000	94,500	0.80
Dubai Holding Commercial Operations MTN Ltd., FRN 0.804%, 02/01/2012		100,000	97,750	0.83
Dubai Holding Commercial Operations MTN Ltd. 4.750%, 01/30/2014	EUR	300,000	350,763	2.96
Dubai Sukuk Centre Ltd., FRN 0.713%, 06/13/2012		400,000	373,500	3.16
Jafz Sukuk Ltd., FRN 3.401%, 11/27/2012	AED	1,000,000	251,838	2.13
			1,453,761	12.29
Total Debt Securities (Cost $12,124,819)			11,355,763	96.02

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

	Currency(1)	Par	Value	% of Net Assets
Total Investments (Total Cost $12,124,819)			11,355,763	96.02

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			$470,502	3.98

Net Assets			$11,826,265	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	All or a portion of this security is designated as 144A.

Percentages shown are based on net assets.

At October 31, 2011, the Ashmore Emerging Markets Corporate Debt Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/03/11	Midland Bank PLC London	Brazilian Real	278,168	United States Dollar	159,263	$2,632
11/03/11	Northern Trust Co. London	Brazilian Real	440,265	United States Dollar	260,743	(4,508)
11/03/11	Northern Trust Co. London	Brazilian Real	440,265	United States Dollar	260,743	(4,508)
11/03/11	Union Bank of Switzerland-London	Brazilian Real	46,025	United States Dollar	25,000	1,787
11/03/11	Union Bank of Switzerland-London	Brazilian Real	556,337	United States Dollar	325,343	(1,554)
11/03/11	Northern Trust Co. London	United States Dollar	242,905	Brazilian Real	440,265	(13,331)
11/03/11	Northern Trust Co. London	United States Dollar	164,743	Brazilian Real	278,168	2,848
11/03/11	Northern Trust Co. London	United States Dollar	27,258	Brazilian Real	46,025	471
11/03/11	Northern Trust Co. London	United States Dollar	329,486	Brazilian Real	556,337	5,697
11/03/11	Union Bank of Switzerland-London	United States Dollar	240,924	Brazilian Real	440,265	(15,311)
11/10/11	Union Bank of Switzerland-London	United States Dollar	90,104	Chilean Peso	47,575,000	(7,057)
11/10/11	Union Bank of Switzerland-London	United States Dollar	68,138	Colombian Peso	133,125,000	(3,190)
11/21/11	Midland Bank PLC London	United States Dollar	1,319,146	Euro	960,815	(10,047)
11/21/11	Midland Bank PLC London	United States Dollar	55,527	Euro	40,000	191
11/21/11	Union Bank of Switzerland-London	United States Dollar	41,095	Euro	30,000	(407)
12/02/11	Midland Bank PLC London	United States Dollar	158,230	Brazilian Real	278,168	(2,450)
12/02/11	Union Bank of Switzerland-London	United States Dollar	323,076	Brazilian Real	556,337	1,715

Total						$(47,022)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques. Following is a summary of the inputs used in valuing the Ashmore Emerging Markets Corporate Debt Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2011.

	Level 1	Level 2	Level 3	Total

Investments
Assets:
Corporate Bonds	$—	$10,281,502	$—	$10,281,502
Corporate Convertible Bonds	—	136,875	—	136,875
Financial Certificates	—	735,410	—	735,410
Index Linked Government Bonds	—	201,976	—	201,976
Total Investments	$—	$11,355,763	$—	$11,355,763

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$15,341	$—	$15,341
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(62,363)	—	(62,363)
Total Other Financial Instruments	$—	$(47,022)	$—	$(47,022)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2011:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 15,341

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$ (62,363)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended October 31, 2011:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$ 1,144

Net Change in Unrealized Depreciation on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$ (47,022)

*	See note 9 in the Notes to Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2011

	Currency	Par	Value	% of Net Assets
Debt Securities

Brazil (Cost $5,948,352)
Brazil (Fed Rep of) 12.500%, 01/05/2016	BRL	2,450,000	$1,661,137	2.65
Brazil (Fed Rep of) 12.500%, 01/05/2022	BRL	970,000	699,173	1.11
Brazil (Fed Rep of) 10.250%, 01/10/2028	BRL	670,000	433,996	0.69
Brazil Notas do Tesouro Nacional Serie B 6.000%, 05/15/2015	BRL	1,700,000	2,130,862	3.39
Brazil Notas do Tesouro Nacional Serie B 6.000%, 08/15/2020	BRL	200,000	248,425	0.40
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2013	BRL	1,350,000	781,508	1.24
			5,955,101	9.48
Chile (Cost $291,247)
Chile (Rep of) 5.500%, 08/05/2020	CLP	131,000,000	281,583	0.45
			281,583	0.45
China (Cost $307,987)
Sinochem Offshore Capital Co. Ltd. 1.800%, 01/18/2014	CNY	2,000,000	303,888	0.48
			303,888	0.48
Colombia (Cost $2,587,409)
Colombia (Rep of) 12.000%, 10/22/2015	COP	1,406,000,000	954,633	1.52
Colombia (Rep of) 7.750%, 04/14/2021	COP	1,741,000,000	1,095,076	1.74
Colombia (Rep of) 9.850%, 06/28/2027	COP	901,000,000	683,307	1.09
			2,733,016	4.35
Hungary (Cost $2,141,596)
Hungary (Rep of) 7.500%, 10/24/2013	HUF	138,350,000	632,208	1.01
Hungary (Rep of) 5.500%, 02/12/2014	HUF	102,000,000	446,717	0.71
Hungary (Rep of) 8.000%, 02/12/2015	HUF	149,100,000	690,099	1.10
Hungary (Rep of) 7.500%, 11/12/2020	HUF	29,550,000	132,091	0.21
Hungary (Rep of) 6.000%, 11/24/2023	HUF	20,000,000	77,757	0.12
			1,978,872	3.15
Israel (Cost $667,715)
Israel Government Bond-CPI Linked 3.500%, 04/30/2018	ILS	1,200,000	422,610	0.67
Israel Government Bond-CPI Linked 3.000%, 10/31/2019	ILS	800,000	261,017	0.42
			683,627	1.09
Malaysia (Cost $2,678,182)
Malaysia (Rep of) 4.262%, 09/15/2016	MYR	1,800,000	611,013	0.97
Malaysia (Rep of) 4.378%, 11/29/2019	MYR	2,039,000	695,132	1.11
Malaysia (Rep of) 4.160%, 07/15/2021	MYR	2,930,000	987,431	1.57
Malaysia (Rep of) 4.392%, 04/15/2026	MYR	400,000	136,041	0.22
Malaysia (Rep of) 4.498%, 04/15/2030	MYR	835,000	284,258	0.45
			2,713,875	4.32
Mexico (Cost $3,048,564)
Mexican Bonos 9.000%, 06/20/2013	MXN	1,550,000	124,474	0.20
Mexican Bonos 7.750%, 12/14/2017	MXN	5,500,000	464,706	0.74
Mexican Bonos 8.000%, 06/11/2020	MXN	11,940,000	1,015,142	1.61
Mexican Bonos 10.000%, 12/05/2024	MXN	2,980,000	293,141	0.47
Mexican Bonos 7.500%, 06/03/2027	MXN	4,440,000	353,889	0.56
Mexican Bonos 8.500%, 05/31/2029	MXN	5,410,000	462,610	0.74
Mexican Bonos 10.000%, 11/20/2036	MXN	2,400,000	229,993	0.37
			2,943,955	4.69
Peru (Cost $907,584)
Peru (Rep of) 8.600%, 08/12/2017(1)		290,000	127,162	0.20

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

	Currency	Par	Value	% of Net Assets
Peru - (continued)
Peru (Rep of) 8.600%, 08/12/2017	PEN	420,000	$183,085	0.29
Peru (Rep of) 7.840%, 08/12/2020(1)		314,000	133,242	0.21
Peru (Rep of) 7.840%, 08/12/2020	PEN	465,000	197,317	0.31
Peru (Rep of) 8.200%, 08/12/2026(1)	PEN	275,000	122,789	0.20
Peru (Rep of) 8.200%, 08/12/2026		462,000	205,246	0.33
			968,841	1.54
Philippines (Cost $532,430)
Philippines (Rep of) 4.950%, 01/15/2021	PHP	15,000,000	343,468	0.55
Philippines (Rep of) 6.250%, 01/14/2036	PHP	10,000,000	228,685	0.36
			572,153	0.91
Poland (Cost $2,878,768)
Poland (Rep of) 5.250%, 04/25/2013	PLN	1,740,000	552,802	0.88
Poland (Rep of) 0.000%, 07/25/2013	PLN	1,730,000	504,344	0.80
Poland (Rep of) 5.750%, 04/25/2014	PLN	1,686,000	543,412	0.87
Poland (Rep of) 5.500%, 04/25/2015	PLN	426,000	136,721	0.22
Poland (Rep of) 5.000%, 04/25/2016	PLN	1,620,000	509,457	0.81
Poland (Rep of) 5.750%, 09/23/2022	PLN	1,540,000	485,243	0.77
			2,731,979	4.35
Russian Federation (Cost $692,073)
Russian Foreign Bond - Eurobond 7.850%, 03/10/2018(1)		15,000,000	513,690	0.82
Russian Foreign Bond - Eurobond 7.850%, 03/10/2018	RUB	5,000,000	169,747	0.27
			683,437	1.09
South Africa (Cost $4,810,969)
South Africa (Rep of) 13.500%, 09/15/2015	ZAR	4,050,250	628,954	1.00
South Africa (Rep of) 8.250%, 09/15/2017	ZAR	5,730,000	753,092	1.20
South Africa (Rep of) 8.000%, 12/21/2018	ZAR	4,210,000	541,406	0.86
South Africa (Rep of) 7.250%, 01/15/2020	ZAR	7,026,200	854,589	1.36
South Africa (Rep of) 6.750%, 03/31/2021	ZAR	2,520,000	294,049	0.47
South Africa (Rep of) 10.500%, 12/21/2026	ZAR	9,100,000	1,362,445	2.17
			4,434,535	7.06
Thailand (Cost $2,197,475)
Thailand (Rep of) 5.125%, 03/13/2018	THB	13,100,000	468,985	0.75
Thailand (Rep of) 3.875%, 06/13/2019	THB	7,000,000	235,805	0.37
Thailand (Rep of) 1.200%, 07/14/2021	THB	10,400,000	345,975	0.55
Thailand (Rep of) 3.650%, 12/17/2021	THB	13,000,000	431,860	0.69
Thailand (Rep of) 5.500%, 03/13/2023	THB	10,900,000	415,345	0.66
Thailand (Rep of) 4.750%, 12/20/2024	THB	5,280,000	191,807	0.30
Thailand (Rep of) 5.670%, 03/13/2028	THB	3,141,000	124,550	0.20
			2,214,327	3.52
Turkey (Cost $4,614,920)
Turkey (Rep of) 0.000%, 11/07/2012	TRY	4,598,300	2,358,759	3.76
Turkey (Rep of) 16.000%, 08/28/2013	TRY	488,000	304,169	0.48
Turkey (Rep of) 9.000%, 05/21/2014	TRY	1,267,000	972,024	1.55
Turkey (Rep of) 4.000%, 04/01/2020	TRY	741,000	483,718	0.77
			4,118,670	6.56
Uruguay (Cost $1,232,108)
Uruguay (Rep of) 5.000%, 09/14/2018	UYU	8,700,000	711,924	1.13
Uruguay (Rep of) 4.250%, 04/05/2027	UYU	3,229,000	242,013	0.39
Uruguay (Rep of) 3.700%, 06/26/2037	UYU	1,970,000	131,679	0.21

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

	Currency	Par	Value	% of Net Assets
Uruguay - (continued)
Uruguay Notas del Tesoro 9.000%, 01/27/2014	UYU	1,800,000	$88,397	0.14
Uruguay Notas del Tesoro 3.250%, 01/27/2019	UYU	700,000	75,170	0.12
			1,249,183	1.99
Total Debt Securities (Cost $35,537,379)			34,567,042	55.03

Fully Funded Total Return Swaps

India (Cost $689,908)
India (Rep of), Issued by Credit Suisse, 8.080%, 08/02/2022	INR	11,000,000	212,862	0.34
India (Rep of), Issued by HSBC, 7.490%, 04/16/2017	INR	4,960,000	95,852	0.15
India (Rep of), Issued by HSBC, 7.830%, 04/11/2018	INR	15,440,000	301,026	0.48
			609,740	0.97
Indonesia (Cost $4,232,844)
Indonesia (Rep of), Issued by Credit Suisse, 9.500%, 06/15/2015	IDR	1,500,000,000	191,028	0.30
Indonesia (Rep of), Issued by Credit Suisse, 8.375%, 09/15/2026	IDR	2,100,000,000	270,404	0.43
Indonesia (Rep of), Issued by Deutsche Bank, 12.800%, 06/15/2021	IDR	6,452,000,000	1,060,345	1.69
Indonesia (Rep of), Issued by Deutsche Bank, 9.500%, 07/15/2031	IDR	2,932,000,000	411,481	0.66
Indonesia (Rep of), Issued by Deutsche Bank, 9.500%, 07/15/2031	IDR	1,500,000,000	210,512	0.34
Indonesia (Rep of), Issued by HSBC, 11.000%, 11/15/2020	IDR	3,100,000,000	463,072	0.74
Indonesia (Rep of), Issued by HSBC, 10.500%, 08/15/2030	IDR	3,080,000,000	467,911	0.74
Indonesia (Rep of), Issued by Standard Chartered, 11.500%, 09/15/2019	IDR	7,936,000,000	1,189,943	1.89
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 09/15/2026	IDR	2,100,000,000	270,405	0.43
Indonesia (Rep of), Issued by Standard Chartered, 9.500%, 07/15/2031	IDR	1,700,000,000	238,581	0.38
			4,773,682	7.60
Russian Federation (Cost $1,936,971)
Russian Federal Bond-OFZ, Issued by Credit Suisse, 7.500%, 03/15/2018	RUB	2,250,000	72,233	0.11
Russian Federal Bond-OFZ, Issued by Deutsche Bank, 12.000%, 03/27/2013	RUB	13,880,000	489,974	0.78
Russian Federal Bond-OFZ, Issued by Deutsche Bank, 8.100%, 11/26/2014	RUB	9,700,000	325,312	0.52
Russian Federal Bond-OFZ, Issued by HSBC,, FRN 12.000%, 03/27/2013	RUB	10,000,000	353,007	0.56
Russian Federal Bond-OFZ, Issued by HSBC, 8.100%, 11/26/2014	RUB	2,400,000	80,490	0.13
Russian Federal Bond-OFZ, Issued by HSBC, 11.200%, 12/17/2014	RUB	12,925,000	472,451	0.75
Russian Federal Bond-OFZ, Issued by HSBC, 6.880%, 07/15/2015	RUB	1,900,000	61,373	0.10
			1,854,840	2.95

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

	Currency	Par	Value	% of Net Assets
Sri Lanka (Cost $113,277)
Sri Lanka Treasury Bills, Issued by HSBC, 7.080%, 01/13/2012(2)	LKR	12,570,000	$113,968	0.18
			113,968	0.18
Total Fully Funded Total Return Swaps (Cost $6,973,000)			7,352,230	11.70

Total Investments (Total Cost $42,510,379)			41,919,272	66.73

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			20,897,246	33.27

Net Assets			$62,816,518	100.00

(1)	All or a portion of this security is designated as 144A.
(2)	Zero coupon bond reflects effective yield on the date of purchase.

Percentages shown are based on net assets.

At October 31, 2011, the Ashmore Emerging Markets Local Currency Bond Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/02/2011	JP Morgan	Malaysian Ringgit	6,500,000	United States Dollar	2,170,646	$(52,130)
11/02/2011	Barclays	United States Dollar	2,071,053	Malaysian Ringgit	6,500,000	(47,463)
11/03/2011	Barclays	Brazilian Real	927,080	United States Dollar	490,000	49,563
11/03/2011	Barclays	Brazilian Real	1,258,120	United States Dollar	745,111	(12,882)
11/03/2011	Barclays	Brazilian Real	3,968,318	United States Dollar	2,350,203	(40,632)
11/03/2011	Deutsche Bank	Brazilian Real	336,060	United States Dollar	180,000	15,588
11/03/2011	Mid Land Bank PLC	Brazilian Real	3,503,081	United States Dollar	1,932,734	106,068
11/03/2011	Mid Land Bank PLC	Brazilian Real	1,984,158	United States Dollar	1,175,101	(20,316)
11/03/2011	Union Bank of Switzerland	Brazilian Real	3,503,081	United States Dollar	1,916,975	121,827
11/03/2011	Union Bank of Switzerland	Brazilian Real	1,058,706	United States Dollar	627,010	(10,840)
11/03/2011	Barclays	United States Dollar	710,000	Brazilian Real	1,258,120	(22,229)
11/03/2011	Barclays	United States Dollar	2,295,152	Brazilian Real	3,968,318	(14,419)
11/03/2011	Barclays	United States Dollar	549,055	Brazilian Real	927,080	9,492
11/03/2011	Deutsche Bank	United States Dollar	199,029	Brazilian Real	336,060	3,441
11/03/2011	Mid Land Bank PLC	United States Dollar	1,136,012	Brazilian Real	1,984,158	(18,773)
11/03/2011	Union Bank of Switzerland	United States Dollar	600,000	Brazilian Real	1,058,706	(16,170)
11/03/2011	Union Bank of Switzerland	United States Dollar	2,074,670	Brazilian Real	3,503,081	35,868
11/03/2011	Mid Land Bank PLC	United States Dollar	2,074,670	Brazilian Real	3,503,081	35,868
11/07/2011	Barclays	Indonesian Rupiah	3,200,000,000	United States Dollar	352,035	9,142
11/07/2011	Standard Chartered Bank	Indonesian Rupiah	7,176,400,000	United States Dollar	770,000	39,986
11/07/2011	Union Bank of Switzerland	Indonesian Rupiah	5,537,280,000	United States Dollar	604,507	20,475
11/07/2011	Deutsche Bank	Israeli Shekel	2,121,756	United States Dollar	569,844	15,267
11/07/2011	Morgan Stanley & Co. International	Israeli Shekel	2,117,133	United States Dollar	590,751	(6,915)
11/07/2011	Bank of America	Polish Zloty	3,055,610	United States Dollar	910,872	49,017
11/07/2011	Bank of America	Russian Ruble	30,519,916	United States Dollar	999,539	5,313

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/07/2011	Barclays	Russian Ruble	15,670,581	United States Dollar	536,260	$(20,314)
11/07/2011	Barclays	South Korean Won	2,339,733,501	United States Dollar	2,043,525	67,657
11/07/2011	Morgan Stanley & Co. International	South Korean Won	716,565,000	United States Dollar	670,533	(23,964)
11/07/2011	Deutsche Bank	Taiwan Dollar	15,988,367	United States Dollar	553,614	(19,141)
11/07/2011	Morgan Stanley & Co. International	Taiwan Dollar	3,979,608	United States Dollar	130,000	3,034
11/07/2011	Barclays	United States Dollar	570,000	Indonesian Rupiah	5,289,600,000	(27,027)
11/07/2011	Mid Land Bank PLC	United States Dollar	236,931	Indonesian Rupiah	2,199,902,400	(11,368)
11/07/2011	Standard Chartered Bank	United States Dollar	235,191	Indonesian Rupiah	2,187,279,500	(11,683)
11/07/2011	Standard Chartered Bank	United States Dollar	107,210	Indonesian Rupiah	997,048,800	(5,325)
11/07/2011	Union Bank of Switzerland	United States Dollar	201,938	Indonesian Rupiah	1,824,507,000	(3,991)
11/07/2011	Citibank London	United States Dollar	1,220,000	Israeli Shekel	4,557,951	(36,933)
11/07/2011	Citibank London	United States Dollar	101,729	Israeli Shekel	382,530	(3,761)
11/07/2011	Deutsche Bank	United States Dollar	1,768,675	Israeli Shekel	6,174,976	65,819
11/07/2011	Deutsche Bank	United States Dollar	150,000	Israeli Shekel	563,520	(5,400)
11/07/2011	Morgan Stanley & Co. International	United States Dollar	700,000	South Korean Won	802,200,000	(23,839)
11/08/2011	Morgan Stanley & Co. International	Malaysian Ringgit	4,100,000	United States Dollar	1,283,335	52,355
11/08/2011	Standard Chartered London	Malaysian Ringgit	3,724,760	United States Dollar	1,160,000	53,445
11/08/2011	Deutsche Bank	South Korean Won	599,670,000	United States Dollar	561,962	(20,874)
11/08/2011	Standard Chartered London	United States Dollar	540,000	Malaysian Ringgit	1,691,010	(10,894)
11/10/2011	Citibank London	Chilean Peso	18,710,000	United States Dollar	40,000	(1,789)
11/10/2011	Morgan Stanley & Co. International	Chilean Peso	313,117,000	United States Dollar	670,486	(31,014)
11/10/2011	Morgan Stanley & Co. International	Chilean Peso	318,614,855	United States Dollar	650,000	700
11/10/2011	Barclays	Colombian Peso	232,800,000	United States Dollar	120,000	4,734
11/10/2011	Barclays	Mexican Peso	1,418,538	United States Dollar	110,000	(3,667)
11/10/2011	Barclays	Mexican Peso	1,380,350	United States Dollar	100,000	3,471
11/10/2011	Barclays	Mexican Peso	9,028,500	United States Dollar	650,000	26,773
11/10/2011	Citibank London	Mexican Peso	1,257,000	United States Dollar	100,000	(5,776)
11/10/2011	Deutsche Bank	Mexican Peso	60,106,410	United States Dollar	4,760,338	(254,782)
11/10/2011	Deutsche Bank	United States Dollar	861,842	Chilean Peso	454,621,830	(66,621)
11/10/2011	Citibank London	United States Dollar	163,937	Colombian Peso	319,382,800	(7,187)
11/10/2011	Citibank London	United States Dollar	180,000	Mexican Peso	2,386,440	1,113
11/10/2011	Union Bank of Switzerland	United States Dollar	160,000	Mexican Peso	2,165,616	(2,334)
11/10/2011	Bank of America	United States Dollar	929,600	Peruvian Nuevo Sol	2,588,935	(25,905)
11/14/2011	Mid Land Bank PLC	Russian Rubble	21,045,276	United States Dollar	690,000	2,145
11/15/2011	Deutsche Bank	Malaysian Ringgit	1,664,300	United States Dollar	555,470	(13,493)
11/21/2011	Standard Chartered London	Malaysian Ringgit	857,574	United States Dollar	272,505	6,668
11/21/2011	ING Bank	Polish Zloty	5,525,966	United States Dollar	1,764,647	(31,611)
11/21/2011	Barclays	Thai Bhat	72,976,908	United States Dollar	2,352,955	15,038
11/21/2011	Union Bank of Switzerland	Thai Bhat	25,947,245	United States Dollar	840,669	1,281
11/21/2011	Union Bank of Switzerland	United States Dollar	285,341	Philippine Peso	12,303,188	(2,851)
11/25/2011	Morgan Stanley & Co. International	United States Dollar	20,919	Turkish Lira	39,037	(1,032)
11/28/2011	ING Bank	Hungarian Forint	93,744,868	United States Dollar	428,415	(4,636)
11/28/2011	Mid Land Bank PLC	Polish Zloty	3,091,018	United States Dollar	974,977	(6,389)
11/28/2011	Mid Land Bank PLC	United States Dollar	810,000	Polish Zloty	2,526,998	18,152
11/29/2011	Morgan Stanley	Malaysian Ringgit	600,000	United States Dollar	191,211	4,024
11/29/2011	Chase Manhattan Bank	South African Rand	17,970,539	United States Dollar	2,207,412	47,375
11/29/2011	Citibank London	United States Dollar	440,000	South African Rand	3,470,236	4,585
11/30/2011	Bank of America	United States Dollar	660,000	Czech Republic Koruna	11,753,940	5,961
12/02/2011	Barclays	Brazilian Real	3,968,318	United States Dollar	2,279,333	12,917
12/02/2011	Mid Land Bank PLC	Brazilian Real	1,984,158	United States Dollar	1,128,645	17,479
12/02/2011	Union Bank of Switzerland	Indian Rupee	39,904,928	United States Dollar	804,859	9,876
12/02/2011	Union Bank of Switzerland	United States Dollar	560,000	Brazilian Real	963,984	3,167
12/02/2011	Union Bank of Switzerland	United States Dollar	530,000	Brazilian Real	902,950	8,422
12/07/2011	Bank of America	Indian Rupee	16,427,400	United States Dollar	330,000	5,114
12/07/2011	JP Morgan	Indian Rupee	25,294,350	United States Dollar	544,433	(28,435)
12/09/2011	Barclays	Malaysian Ringgit	6,500,000	United States Dollar	2,065,984	48,082
12/12/2011	Union Bank of Switzerland	Malaysiann Ringgit	3,301,550	United States Dollar	1,049,544	24,110

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
12/13/2011	Barclays	United States Dollar	563,844	Euro	410,000	$(3,262)
01/06/2012	Morgan Stanley & Co. International	Indonesian Rupiah	9,086,055,018	United States Dollar	993,011	25,890
01/06/2012	CSFB Global Foreign Exchange London	Taiwan Dollar	14,050,383	United States Dollar	459,914	10,470
01/09/2012	Barclays	Indian Rupee	12,660,120	United States Dollar	254,936	2,014
02/06/2012	UBS Securities	Indian Rupee	25,294,350	United States Dollar	543,906	(32,195)
03/07/2012	Morgan Stanley & Co. International	Singapore Dollar	1,804,425	United States Dollar	1,481,709	(42,731)
07/03/2012	Barclays	United States Dollar	1,500,000	Singapore Dollar	1,804,425	61,023
09/26/2012	Mid Land Bank PLC	Russian Rubble	21,798,967	United States Dollar	637,397	45,480

Total						$122,296

At October 31, 2011, the Ashmore Emerging Markets Local Currency Bond Fund had the following interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Unrealized Gains/(Losses)	Counterparty
Brazil CETIP Interbank
Deposit Rate	10.415%	BRL	15,635,725	01/02/2013	$11,090	HSBC
Brazil CETIP Interbank						Morgan
Deposit Rate	11.760%		858,046	01/02/2013	5,941	Stanley
Brazil CETIP Interbank						Barclays
Deposit Rate	12.520%		3,515,589	01/02/2013	53,578	Capital
Brazil CETIP Interbank
Deposit Rate	12.690%		2,678,796	01/02/2013	44,355	HSBC
Brazil CETIP Interbank
Deposit Rate	10.340%		1,122,402	01/02/2014	(3,280)	HSBC
Brazil CETIP Interbank						Morgan
Deposit Rate	11.180%		1,712,245	01/02/2014	11,415	Stanley
Mexico Interbank
TIIE 28 Day Rate	5.200%	MXN	6,700,000	09/23/2014	3,662	HSBC
Mexico Interbank
TIIE 28 Day Rate	6.620%		1,000,000	12/11/2015	4,101	HSBC
Mexico Interbank						Barclays
TIIE 28 Day Rate	6.515%		48,000,000	07/01/2016	177,813	Capital
Mexico Interbank						Barclays
TIIE 28 Day Rate	5.890%		7,300,000	09/27/2016	11,649	Capital
10.880%	Brazil CETIP Interbank Deposit Rate	BRL	3,060,444	01/02/2017	17,957	HSBC
South Africa Johannesburg						Barclays
Interbank Agreed Rate 3 Month	7.580%	ZAR	2,000,000	12/08/2017	8,976	Capital
South Africa Johannesburg						Barclays
Interbank Agreed Rate 3 Month	7.400%		1,380,000	01/04/2018	5,131	Capital
South Africa Johannesburg						Barclays
Interbank Agreed Rate 3 Month	7.700%		1,850,000	12/08/2018	8,028	Capital
South Africa Johannesburg						Barclays
Interbank Agreed Rate 3 Month	7.720%		450,000	12/17/2018	1,985	Capital
South Africa Johannesburg						Barclays
Interbank Agreed Rate 3 Month	7.630%		430,000	12/31/2018	1,551	Capital

					$363,952

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

Transactions in Options Written by the Ashmore Emerging Markets Local Currency Bond Fund during the Period Ended October 31, 2011, were as follows:

Written Put Option Contracts	Number of Contracts	Premium
Options Outstanding at December 8, 2010
Options Written	1,000,000	$12,992
Options Exercised	—	—
Options Expired or Closed	(1,000,000)	(12,992)

Options Outstanding at October 31, 2011	—	$—

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques. Following is a summary of the inputs used in valuing the Ashmore Emerging Markets Local Currency Bond Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Corporate Bonds	$—	$ 435,567	$—	$ 435,567
Government Bonds	—	28,919,900	—	28,919,900
Index Linked Government Bonds	—	5,211,575	—	5,211,575
Fully Funded Total Return Swaps	—	7,352,230	—	7,352,230

Total Investments	$—	$41,919,272	$—	$41,919,272

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$ 1,175,289	$—	$ 1,175,289
Interest Rate Swap Contracts	—	367,232	—	367,232
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(1,052,993)	—	(1,052,993)
Interest Rate Swap Contracts	—	(3,280)	—	(3,280)

Total Other Financial Instruments	$—	$ 486,248	$—	$ 486,248

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2011:

Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Fixed Income/ Interest Rate
Assets:
Unrealized Appreciation on Interest Rate Swap Contracts	$ —	$ 367,232
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	1,175,289	—

	$ 1,175,289	$ 367,232

Liabilities:
Unrealized Depreciation on Interest Rate Swap Contracts	$ —	$ (3,280)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(1,052,993)	—

	$ (1,052,993)	$ (3,280)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended October 31, 2011:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Fixed Income/ Interest Rate
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$ (312,411)	$ —
Net Realized Gain on Interest Rate Swap Contracts	—	312,244
Net Realized Loss on Written Options	(12,992)	—

	$ (325,403)	$ 312,244

Net Change in Unrealized Appreciation on Derivatives recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 122,296	$ —
Net Change in Unrealized Appreciation on Interest Rate Swap Contracts	—	363,952

	$ 122,296	$ 363,952

* See note 9 in the Notes to Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2011

	Currency	Par	Value	% of Net Assets
Debt Securities

Romania (Cost $1,052,162)
Romania Treasury Bills 5.718%, 12/14/2011(1)	RON	3,000,000	$948,351	4.01
			948,351	4.01
Turkey (Cost $1,082,162)
Turkey (Rep of) 6.986%, 08/08/2012(1)	TRY	1,000,000	524,935	2.22
Turkey (Rep of) 9.199%, 11/07/2012(1)	TRY	793,100	406,832	1.72
			931,767	3.94
Total Debt Securities (Cost $2,134,324)			1,880,118	7.95

Total Investments (Total Cost $2,134,324)			1,880,118	7.95

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			21,764,297	92.05

Net Assets			$23,644,415	100.00

(1)	Zero coupon bond reflects effective yield on the date of purchase.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

At October 31, 2011, the Ashmore Emerging Markets Local Currency Fund had outstanding forward foreign currency exchange contracts as follows:

			Currency Buy		Currency Sell
			Amount		Amount
Settlement			(Local		(Local	Unrealized
Date	Counterparty	Currency Buy	Currency)	Currency Sell	Currency)	Gain/(Loss)
11/02/2011	Barclays Wholesale GTS	Malaysian Ringgit	3,491,914	United States Dollar	1,112,606	$ 25,498
11/02/2011	Chase Manhattan Bank London	Malaysian Ringgit	1,174,021	United States Dollar	392,059	(9,416)
11/02/2011	Union Bank of Switzerland- London	United States Dollar	1,490,000	Malaysian Ringgit	4,665,935	(30,748)
11/03/2011	Barclays Wholesale GTS	Brazilian Real	1,954,614	United States Dollar	1,157,604	(20,013)
11/03/2011	Barclays Wholesale GTS	Brazilian Real	744,240	United States Dollar	440,770	(7,620)
11/03/2011	Midland Bank PLC London	Brazilian Real	3,596,535	United States Dollar	1,984,295	108,898
11/03/2011	Midland Bank PLC London	Brazilian Real	977,306	United States Dollar	578,801	(10,007)
11/03/2011	Union Bank of Switzerland- London	Brazilian Real	3,596,535	United States Dollar	1,968,116	125,077
11/03/2011	Union Bank of Switzerland- London	Brazilian Real	331,380	United States Dollar	180,000	12,864
11/03/2011	Union Bank of Switzerland- London	Brazilian Real	2,983,680	United States Dollar	1,767,060	(30,550)
11/03/2011	Union Bank of Switzerland- London	Brazilian Real	864,610	United States Dollar	512,058	(8,853)
11/03/2011	Barclays Wholesale GTS	United States Dollar	420,000	Brazilian Real	744,240	(13,150)
11/03/2011	Barclays Wholesale GTS	United States Dollar	1,130,488	Brazilian Real	1,954,614	(7,102)
11/03/2011	Midland Bank PLC London	United States Dollar	559,548	Brazilian Real	977,306	(9,247)
11/03/2011	Union Bank of Switzerland- London	United States Dollar	490,000	Brazilian Real	864,610	(13,205)
11/03/2011	Union Bank of Switzerland- London	United States Dollar	1,680,000	Brazilian Real	2,983,680	(56,510)
11/03/2011	Union Bank of Switzerland- London	United States Dollar	196,257	Brazilian Real	331,380	3,393
11/03/2011	Union Bank of Switzerland- London	United States Dollar	2,130,018	Brazilian Real	3,596,535	36,825
11/03/2011	Union Bank of Switzerland- London	United States Dollar	2,130,018	Brazilian Real	3,596,535	36,825
11/07/2011	Union Bank of Switzerland- London	Indonesian Rupiah	4,828,572,000	United States Dollar	527,137	17,855
11/07/2011	Bank of America Los Angeles	Israeli Shekel	352,860	United States Dollar	100,000	(2,693)
11/07/2011	Deutsche Bank London	Israeli Shekel	5,045,296	United States Dollar	1,445,105	(53,778)
11/07/2011	Union Bank of Switzerland- London	Israeli Shekel	142,680	United States Dollar	40,000	(653)
11/07/2011	Barclays Wholesale GTS	Korean Won	1,925,995,851	United States Dollar	1,682,166	55,693
11/07/2011	Morgan Stanley & Co International	Korean Won	663,744,164	United States Dollar	621,105	(22,198)
11/07/2011	Bank of America Los Angeles	Polish Zloty	1,548,677	United States Dollar	461,658	24,843
11/07/2011	Barclays Wholesale GTS	Russian Rouble	25,862,627	United States Dollar	885,040	(33,526)
11/07/2011	Deutsche Bank London	Taiwan Dollar	29,875,101	United States Dollar	1,034,456	(35,766)
11/07/2011	Morgan Stanley & Co International	Taiwan Dollar	2,722,462	United States Dollar	90,000	1,009
11/07/2011	Union Bank of Switzerland- London	Taiwan Dollar	1,440,634	United States Dollar	50,000	(1,841)
11/07/2011	Union Bank of Switzerland- London	United States Dollar	481,369	Indonesian Rupiah	4,349,165,638	(9,513)
11/07/2011	Union Bank of Switzerland- London	United States Dollar	510,000	Indonesian Rupiah	4,533,900,000	(1,732)
11/07/2011	Bank of America Los Angeles	United States Dollar	210,000	Israeli Shekel	764,670	(871)
11/07/2011	Citibank London	United States Dollar	1,020,000	Israeli Shekel	3,810,746	(30,879)
11/07/2011	Morgan Stanley & Co International	United States Dollar	550,000	Korean Won	630,300,000	(18,730)
11/07/2011	Union Bank of Switzerland- London	United States Dollar	980,000	Korean Won	1,123,080,000	(33,374)
11/07/2011	Bank of America Los Angeles	United States Dollar	2,380,000	Polish Zloty	7,542,989	10,448
11/07/2011	Bank of America Los Angeles	United States Dollar	858,012	Russian Ruble	26,198,545	(4,561)
11/07/2011	Morgan Stanley & Co International	United States Dollar	1,000,000	Taiwan Dollar	30,205,000	(9,719)
11/08/2011	Deutsche Bank London	Korean Won	277,625,000	United States Dollar	260,168	(9,664)
11/08/2011	Morgan Stanley & Co International	Malaysian Ringgit	1,617,074	United States Dollar	506,158	20,649
11/08/2011	Standard Chartered London	United States Dollar	520,000	Malaysian Ringgit	1,628,380	(10,491)
11/10/2011	Morgan Stanley & Co International	Chilean Peso	808,394,500	United States Dollar	1,731,037	(80,072)
11/10/2011	Morgan Stanley & Co International	Chilean Peso	127,445,942	United States Dollar	260,000	280
11/10/2011	Citibank London	Colombian Peso	1,980,965,400	United States Dollar	1,016,818	44,579
11/10/2011	Barclays Wholesale GTS	Mexican Peso	928,025	United States Dollar	70,000	(436)
11/10/2011	Citibank London	Mexican Peso	1,512,775	United States Dollar	110,000	3,397
11/10/2011	Deutsche Bank London	Mexican Peso	76,992,442	United States Dollar	6,097,687	(326,359)
11/10/2011	Union Bank of Switzerland- London	Mexican Peso	2,129,840	United States Dollar	160,000	(348)
11/10/2011	Deutsche Bank London	United States Dollar	625,029	Chilean Peso	329,703,035	(48,315)
11/10/2011	Union Bank of Switzerland- London	United States Dollar	440,000	Chilean Peso	226,160,000	(21,881)
11/10/2011	Union Bank of Switzerland- London	United States Dollar	480,000	Colombian Peso	912,960,000	(9,162)
11/10/2011	Union Bank of Switzerland- London	United States Dollar	3,150,000	Mexican Peso	42,852,600	(62,217)
11/14/2011	Bank of America Los Angeles	Romanian Leu	1,377,184	United States Dollar	423,905	14,582
11/14/2011	Midland Bank PLC London	Russian Ruble	14,640,192	United States Dollar	480,000	1,492

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/14/2011	Bank of America Los Angeles	United States Dollar	730,000	Romanian Leu	2,283,095	$ 3,076
11/21/2011	Standard Chartered London	Malaysian Ringgit	5,233,309	United States Dollar	1,662,952	40,692
11/21/2011	Union Bank of Switzerland- London	Philippine Peso	44,161,993	United States Dollar	1,024,224	10,233
11/21/2011	Union Bank of Switzerland- London	Polish Zloty	3,564,248	United States Dollar	1,138,956	(21,147)
11/21/2011	Citibank London	Romanian Leu	420,854	United States Dollar	131,764	2,127
11/21/2011	Barclays Wholesale GTS	Singapore Dollar	6,506,801	United States Dollar	5,092,589	92,911
11/21/2011	Barclays Wholesale GTS	Thai Baht	24,682,972	United States Dollar	795,840	5,086
11/21/2011	Union Bank of Switzerland- London	Thai Baht	10,761,297	United States Dollar	348,657	531
11/21/2011	Barclays Wholesale GTS	United States Dollar	1,111,013	Malaysian Ringgit	3,491,914	(25,739)
11/21/2011	Union Bank of Switzerland- London	United States Dollar	490,000	Philippine Peso	21,266,000	(8,138)
11/21/2011	Deutsche Bank London	United States Dollar	2,570,000	Singapore Dollar	3,276,609	(41,245)
11/21/2011	Deutsche Bank London	United States Dollar	600,000	Thai Baht	18,633,000	(4,613)
11/25/2011	Morgan Stanley & Co International	Turkish Lira	3,312,139	United States Dollar	1,774,899	87,543
11/25/2011	Bank of America Los Angeles	United States Dollar	1,340,000	Turkish Lira	2,476,734	(52,687)
11/28/2011	ING Bank Amsterdam	Hungarian Forint	374,889,861	United States Dollar	1,713,250	(18,539)
11/28/2011	Midland Bank PLC London	Polish Zloty	10,138,287	United States Dollar	3,197,845	(20,957)
11/28/2011	Bank of America Los Angeles	United States Dollar	890,000	Hungarian Forint	192,052,210	21,817
11/28/2011	Midland Bank PLC London	United States Dollar	320,000	Polish Zloty	998,320	7,171
11/29/2011	Morgan Stanley & Co International	Malaysian Ringgit	308,425	United States Dollar	98,290	2,069
11/29/2011	Chase Manhattan Bank London	South African Rand	8,516,985	United States Dollar	1,046,184	22,453
11/29/2011	Union Bank of Switzerland- London	South African Rand	13,925,079	United States Dollar	1,654,734	92,464
11/29/2011	Barclays Wholesale GTS	United States Dollar	1,400,000	South African Rand	11,333,759	(22,062)
11/29/2011	Citibank London	United States Dollar	320,000	South African Rand	2,523,808	3,334
11/30/2011	Bank of America Los Angeles	Czech Koruna	35,536,407	United States Dollar	1,988,774	(11,377)
11/30/2011	Bank of America Los Angeles	United States Dollar	280,000	Czech Koruna	4,986,520	2,529
12/02/2011	Barclays Wholesale GTS	Brazilian Real	1,954,614	United States Dollar	1,122,696	6,362
12/02/2011	Midland Bank PLC London	Brazilian Real	977,306	United States Dollar	555,919	8,609
12/02/2011	Union Bank of Switzerland- London	Indian Rupee	59,297,815	United States Dollar	1,196,003	14,676
12/02/2011	Union Bank of Switzerland- London	United States Dollar	240,000	Brazilian Real	413,136	1,357
12/02/2011	Union Bank of Switzerland- London	United States Dollar	130,000	Brazilian Real	221,478	2,066
12/02/2011	Union Bank of Switzerland- London	United States Dollar	1,700,000	Indian Rupee	85,391,000	(43,421)
12/07/2011	Chase Manhattan Bank London	Indian Rupee	28,763,851	United States Dollar	619,110	(32,336)
12/12/2011	Union Bank of Switzerland- London	Malaysian Ringgit	2,659,220	United States Dollar	845,351	19,420
12/13/2011	Union Bank of Switzerland- London	Euro	180,080	United States Dollar	250,000	(915)
12/13/2011	Barclays Wholesale GTS	United States Dollar	525,851	Euro	382,373	(3,042)
01/06/2012	Morgan Stanley & Co International	Indonesian Rupiah	8,661,993,200	United States Dollar	946,666	24,681
01/06/2012	CSFB Global Foreign Exchange London	Taiwan Dollar	26,253,877	United States Dollar	859,374	19,564
01/09/2012	Barclays Wholesale GTS	Indian Rupee	21,121,800	United States Dollar	425,328	3,361
01/23/2012	Barclays Wholesale GTS	Indian Rupee	30,821,250	United States Dollar	638,650	(14,158)
01/27/2012	Barclays Wholesale GTS	Mexican Peso	3,060,000	United States Dollar	220,199	7,514
02/06/2012	Union Bank of Switzerland- London	Indian Rupee	28,763,850	United States Dollar	618,511	(36,612)
09/26/2012	Midland Bank PLC London	Russian Ruble	884,632	United States Dollar	25,866	1,846

Total						$(354,489)

Transactions in Options Written by the Ashmore Emerging Markets Local Currency Fund during the Period Ended October 31, 2011, were as follows:

Written Put Option Contracts	Number of Contracts	Premium
Options Outstanding at December 8, 2010
Options Written	220,000	$ 2,858
Options Exercised	—	—
Options Expired or Closed	(220,000)	(2,858)

Options Outstanding at October 31, 2011	—	$ —

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques. Following is a summary of the inputs used in valuing the Ashmore Emerging Markets Local Currency Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Government Bonds	$—	$ 931,767	$—	$ 931,767
Short Term Securities	—	948,351	—	948,351
Total Investments	$—	$ 1,880,118	$—	$ 1,880,118
Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$ 1,047,699	$—	$ 1,047,699
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(1,402,188)	—	(1,402,188)
Total Other Financial Instruments	$—	$ (354,489)	$—	$ (354,489)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2011:

Derivatives Not Accounted
for as Hedging Instruments
Foreign
Exchange
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 1,047,699

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(1,402,188)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended October 31, 2011:

Derivatives Not Accounted
for as Hedging Instruments
Foreign
Exchange
Realized Loss on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(2,401,486)
Net Realized Loss on Written Options	(2,858)

$(2,404,344)

Net Change in Unrealized Depreciation on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$ (354,489)

*  See note 9 in the Notes to Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SOVEREIGN DEBT FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2011

				% of Net
	Currency(1)	Par	Value	Assets
Debt Securities

Argentina (Cost $1,053,733)
Argentina (Rep of) 8.750%, 06/02/2017		130,000	$120,250	0.39
Argentina (Rep of) 8.280%, 12/31/2033		498,590	379,738	1.24
Argentina (Rep of) 2.500%, 12/31/2038		465,000	173,213	0.57
Argentina Bonos, FRN 0.439%, 08/03/2012		810,000	96,024	0.31
Argentina Bonos 7.000%, 10/03/2015		255,000	224,594	0.74
			993,819	3.25
Belarus (Cost $165,806)
Belarus (Rep of) 8.750%, 08/03/2015		100,000	84,250	0.28
Belarus (Rep of) 8.950%, 01/26/2018		100,000	83,500	0.27
			167,750	0.55
Brazil (Cost $2,469,762)
Banco Nacional de Desenvolvimento Economico e Social		140,000	159,573	0.52
6.500%, 06/10/2019
Banco Nacional de Desenvolvimento Economico e Social		100,000	107,134	0.35
5.500%, 07/12/2020
Brazil (Fed Rep of) 6.000%, 01/17/2017		100,000	116,500	0.38
Brazil (Fed Rep of) 5.875%, 01/15/2019		100,000	117,500	0.39
Brazil (Fed Rep of) 4.875%, 01/22/2021		390,000	430,365	1.41
Brazil (Fed Rep of) 8.875%, 04/15/2024		70,000	101,850	0.33
Brazil (Fed Rep of) 10.125%, 05/15/2027		160,000	259,200	0.85
Brazil (Fed Rep of) 8.250%, 01/20/2034		220,000	320,650	1.05
Brazil (Fed Rep of) 7.125%, 01/20/2037		305,000	407,938	1.34
Brazil (Fed Rep of) 5.625%, 01/07/2041		420,000	476,700	1.56
			2,497,410	8.18
Chile (Cost $418,523)
Banco del Estado de Chile 4.125%, 10/07/2020		110,000	111,228	0.37
Chile (Rep of) 3.250%, 09/14/2021		100,000	98,791	0.32
Empresa Nacional del Petroleo 5.250%, 08/10/2020		200,000	208,476	0.68
			418,495	1.37
China (Cost $436,334)
Sinochem Overseas Capital Co. Ltd. 4.500%, 11/12/2020(2)		100,000	100,546	0.33
Sinochem Overseas Capital Co. Ltd. 4.500%, 11/12/2020		330,000	331,699	1.09
			432,245	1.42
Colombia (Cost $1,512,996)
Colombia (Rep of) 7.375%, 01/27/2017		260,000	315,250	1.03
Colombia (Rep of) 7.375%, 03/18/2019		260,000	326,950	1.07
Colombia (Rep of) 11.750%, 02/25/2020		100,000	155,250	0.51
Colombia (Rep of) 4.375%, 07/12/2021		200,000	210,000	0.69
Colombia (Rep of) 8.125%, 05/21/2024		120,000	163,200	0.53
Colombia (Rep of) 7.375%, 09/18/2037		100,000	136,000	0.45
Colombia (Rep of) 6.125%, 01/18/2041		200,000	238,500	0.78
			1,545,150	5.06
Croatia (Cost $124,129)
Croatia (Rep of) 6.625%, 07/14/2020		130,000	127,888	0.42
			127,888	0.42
Dominican Republic (Cost $108,440)
Dominican (Rep of) 7.500%, 05/06/2021		100,000	103,000	0.34
			103,000	0.34
Ecuador (Cost $100,000)
Ecuador (Rep of) 9.375%, 12/15/2015		100,000	97,500	0.32
			97,500	0.32

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SOVEREIGN DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

				% of Net
	Currency(1)	Par	Value	Assets
Egypt (Cost $339,660)
Egypt (Rep of) 5.750%, 04/29/2020		140,000	$140,350	0.46
Egypt (Rep of) 6.875%, 04/30/2040		100,000	97,750	0.32
Nile Finance Ltd. 5.250%, 08/05/2015		100,000	101,801	0.33
			339,901	1.11
El Salvador (Cost $373,651)
El Salvador (Rep of) 7.375%, 12/01/2019		100,000	109,000	0.36
El Salvador (Rep of) 8.250%, 04/10/2032		100,000	109,000	0.35
El Salvador (Rep of) 7.650%, 06/15/2035		150,000	152,250	0.50
			370,250	1.21
Ghana (Cost $110,484)
Ghana (Rep of) 8.500%, 10/04/2017		100,000	111,500	0.37
			111,500	0.37
Hungary (Cost $282,753)
Hungary (Rep of) 6.250%, 01/29/2020		100,000	96,500	0.32
Hungary (Rep of) 6.375%, 03/29/2021		110,000	105,875	0.35
Hungary (Rep of) 7.625%, 03/29/2041		74,000	71,780	0.23
			274,155	0.90
Indonesia (Cost $2,174,346)
Indonesia (Rep of) 10.375%, 05/04/2014		120,000	142,200	0.47
Indonesia (Rep of) 7.500%, 01/15/2016		150,000	175,500	0.57
Indonesia (Rep of) 6.875%, 01/17/2018		130,000	152,425	0.50
Indonesia (Rep of) 11.625%, 03/04/2019		100,000	149,000	0.49
Indonesia (Rep of) 5.875%, 03/13/2020		150,000	170,625	0.56
Indonesia (Rep of) 4.875%, 05/05/2021		200,000	214,250	0.70
Indonesia (Rep of) 8.500%, 10/12/2035		250,000	361,875	1.19
Indonesia (Rep of) 6.625%, 02/17/2037		170,000	205,700	0.67
Indonesia (Rep of) 7.750%, 01/17/2038		200,000	271,000	0.89
Majapahit Holding B.V. 7.750%, 10/17/2016		100,000	114,000	0.37
Majapahit Holding B.V. 8.000%, 08/07/2019		110,000	128,700	0.42
Majapahit Holding B.V. 7.750%, 01/20/2020		100,000	116,250	0.38
			2,201,525	7.21
Iraq (Cost $550,217)
Iraq (Rep of) 5.800%, 01/15/2028		640,000	542,400	1.78
			542,400	1.78
Ivory Coast (Cost $299,340)
Ivory Coast (Rep of) 2.500%, 12/31/2032		570,000	309,225	1.01
			309,225	1.01
Jordan (Cost $201,830)
Jordan (Rep of) 3.875%, 11/12/2015		210,000	200,025	0.66
			200,025	0.66
Kazakhstan (Cost $1,576,266)
Development Bank of Kazakhstan JSC 5.500%, 12/20/2015		200,000	204,000	0.67
Kazakhstan Temir Zholy Finance B.V. 6.375%, 10/06/2020		200,000	211,000	0.69
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO		100,000	105,000	0.34
6.250%, 05/20/2015
KazMunayGas National Co. 8.375%, 07/02/2013		200,000	213,000	0.70
KazMunayGas National Co. 11.750%, 01/23/2015		150,000	182,814	0.60
KazMunayGas National Co. 9.125%, 07/02/2018		130,000	158,275	0.52
KazMunayGas National Co. 7.000%, 05/05/2020		270,000	297,000	0.97
KazMunayGas National Co. 6.375%, 04/09/2021		210,000	224,175	0.73
			1,595,264	5.22
Lebanon (Cost $656,017)
Lebanon (Rep of) 6.375%, 03/09/2020		310,000	325,500	1.06
See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SOVEREIGN DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

				% of Net
	Currency(1)	Par	Value	Assets
Lebanon - (continued)
Lebanon (Rep of) 6.100%, 10/04/2022		325,000	$328,656	1.08
			654,156	2.14
Lithuania (Cost $526,896)
Lithuania (Rep of) 5.125%, 09/14/2017		100,000	101,000	0.33
Lithuania (Rep of) 7.375%, 02/11/2020		290,000	322,625	1.05
Lithuania (Rep of) 6.125%, 03/09/2021		100,000	103,000	0.34
			526,625	1.72
Malaysia (Cost $557,958)
Petronas Capital Ltd. 5.250%, 08/12/2019		260,000	292,986	0.96
Wakala Global Sukuk Bhd. 4.646%, 07/06/2021		250,000	269,475	0.88
			562,461	1.84
Mexico (Cost $2,011,762)
Mexico (Rep of) 5.625%, 01/15/2017		264,000	300,960	0.98
Mexico (Rep of) 5.950%, 03/19/2019		120,000	140,400	0.46
Mexico (Rep of) 5.125%, 01/15/2020		320,000	356,000	1.17
Mexico (Rep of) 8.300%, 08/15/2031		170,000	246,500	0.81
Mexico (Rep of) 6.750%, 09/27/2034		195,000	244,725	0.80
Mexico (Rep of) 6.050%, 01/11/2040		406,000	476,035	1.56
Petroleos Mexicanos 8.000%, 05/03/2019		100,000	124,750	0.41
Petroleos Mexicanos 6.000%, 03/05/2020		40,000	44,400	0.14
Petroleos Mexicanos 6.500%, 06/02/2041(2)		116,000	124,151	0.41
			2,057,921	6.74
Morocco (Cost $201,218)
Morocco (Rep of) 4.500%, 10/05/2020	EUR	160,000	198,137	0.65
			198,137	0.65
Pakistan (Cost $120,430)
Pakistan (Rep of) 7.125%, 03/31/2016		150,000	118,125	0.39
			118,125	0.39
Panama (Cost $603,165)
Panama (Rep of) 7.250%, 03/15/2015		180,000	207,900	0.68
Panama (Rep of) 8.875%, 09/30/2027		90,000	132,300	0.43
Panama (Rep of) 9.375%, 04/01/2029		90,000	138,600	0.46
Panama (Rep of) 6.700%, 01/26/2036		105,000	131,250	0.43
			610,050	2.00
Peru (Cost $615,663)
Peru (Rep of) 8.375%, 05/03/2016		50,000	61,750	0.20
Peru (Rep of) 7.125%, 03/30/2019		100,000	124,000	0.41
Peru (Rep of) 7.350%, 07/21/2025		150,000	195,750	0.64
Peru (Rep of) 8.750%, 11/21/2033		164,000	247,230	0.81
			628,730	2.06
Philippines (Cost $2,064,550)
Philippine (Rep of) 8.375%, 06/17/2019		250,000	325,625	1.07
Philippine (Rep of) 4.000%, 01/15/2021		250,000	254,687	0.83
Philippine (Rep of) 10.625%, 03/16/2025		140,000	220,150	0.72
Philippine (Rep of) 5.500%, 03/30/2026		200,000	218,500	0.71
Philippine (Rep of) 9.500%, 02/02/2030		270,000	411,075	1.35
Philippine (Rep of) 7.750%, 01/14/2031		230,000	307,337	1.01
Philippine (Rep of) 6.375%, 10/23/2034		100,000	118,750	0.39
Power Sector Assets & Liabilities Management Corp.		200,000	240,750	0.79
7.390%, 12/02/2024
			2,096,874	6.87

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SOVEREIGN DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

				% of Net
	Currency(1)	Par	Value	Assets
Poland (Cost $237,625)
Poland (Rep of) 6.375%, 07/15/2019		210,000	$235,200	0.77
			235,200	0.77
Qatar (Cost $124,446)
Qatar (Rep of) 6.400%, 01/20/2040		100,000	123,750	0.41
			123,750	0.41
Russian Federation (Cost $2,304,590)
Russian Agricultural Bank OJSC Via RSHB Capital S.A.		100,000	110,375	0.36
7.750%, 05/29/2018
Russian Foreign Bond - Eurobond 5.000%, 04/29/2020		100,000	104,250	0.34
Russian Foreign Bond - Eurobond 12.750%, 06/24/2028		120,000	208,800	0.69
Russian Foreign Bond - Eurobond 7.500%, 03/31/2030		688,875	817,350	2.68
RZD Capital Ltd. 5.739%, 04/03/2017		100,000	104,750	0.34
Vnesheconombank Via VEB Finance		100,000	101,625	0.33
PLC 5.450%, 11/22/2017
Vnesheconombank Via VEB Finance		690,000	743,475	2.44
PLC 6.902%, 07/09/2020
Vnesheconombank Via VEB Finance		150,000	156,375	0.51
PLC 6.800%, 11/22/2025
			2,347,000	7.69
Serbia (Cost $197,802)
Serbia (Rep of) 7.250%, 09/28/2021(2)		200,000	204,750	0.67
			204,750	0.67
South Africa (Cost $455,155)
South Africa (Rep of) 6.875%, 05/27/2019		120,000	144,450	0.47
South Africa (Rep of) 5.500%, 03/09/2020		150,000	166,687	0.55
South Africa (Rep of) 5.875%, 05/30/2022		130,000	148,362	0.48
			459,499	1.50
Sri Lanka (Cost $312,383)
Sri Lanka (Rep of) 7.400%, 01/22/2015		100,000	108,250	0.35
Sri Lanka (Rep of) 6.250%, 07/27/2021		200,000	204,000	0.67
			312,250	1.02
Tunisia (Cost $36,597)
Banque Centrale de Tunisie S.A. 8.250%, 09/19/2027		30,000	37,125	0.12
			37,125	0.12
Turkey (Cost $1,652,080)
Turkey (Rep of) 7.250%, 03/15/2015		80,000	89,300	0.29
Turkey (Rep of) 7.000%, 09/26/2016		130,000	146,575	0.48
Turkey (Rep of) 7.500%, 07/14/2017		100,000	116,875	0.38
Turkey (Rep of) 6.750%, 04/03/2018		260,000	293,150	0.96
Turkey (Rep of) 7.000%, 03/11/2019		100,000	114,875	0.38
Turkey (Rep of) 5.625%, 03/30/2021		100,000	105,125	0.35
Turkey (Rep of) 7.375%, 02/05/2025		250,000	296,875	0.97
Turkey (Rep of) 11.875%, 01/15/2030		40,000	68,000	0.22
Turkey (Rep of) 8.000%, 02/14/2034		110,000	137,087	0.45
Turkey (Rep of) 6.875%, 03/17/2036		114,000	126,397	0.41
Turkey (Rep of) 7.250%, 03/05/2038		40,000	46,350	0.15
Turkey (Rep of) 6.750%, 05/30/2040		100,000	109,250	0.36
			1,649,859	5.40
Ukraine (Cost $918,169)
Financing of Infrastrucural Projects State Enterprise		150,000	136,875	0.45
8.375%, 11/03/2017(2)
NAK Naftogaz Ukraine 9.500%, 09/30/2014		110,000	108,350	0.35
Ukraine (Rep of) 6.875%, 09/23/2015		320,000	301,200	0.99

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SOVEREIGN DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

	Currency(1)	Par	Value	% of Net Assets
Ukraine - (continued)
Ukraine (Rep of) 6.580%, 11/21/2016		100,000	$93,500	0.31
Ukreximbank Via Biz Finance PLC 8.375%, 04/27/2015		260,000	241,800	0.79
			881,725	2.89
United Arab Emirates (Cost $709,494)
Dubai DOF Sukuk Ltd. 6.396%, 11/03/2014		250,000	259,375	0.85
Emirate of Dubai (Rep of) 7.750%, 10/05/2020		450,000	474,750	1.55
			734,125	2.40
Uruguay (Cost $1,201,665)
Uruguay (Rep of) 8.000%, 11/18/2022		290,000	385,700	1.26
Uruguay (Rep of) 6.875%, 09/28/2025		300,000	378,000	1.24
Uruguay (Rep of) 7.875%, 01/15/2033		150,000	202,500	0.66
Uruguay (Rep of) 7.625%, 03/21/2036		200,000	264,000	0.87
			1,230,200	4.03
Venezuela (Cost $1,410,451)
Petroleos de Venezuela S.A. 5.250%, 04/12/2017		100,000	61,250	0.20
Petroleos de Venezuela S.A. 12.750%, 02/17/2022		75,000	60,375	0.20
Petroleos de Venezuela S.A. 5.375%, 04/12/2027		310,000	155,000	0.51
Petroleos de Venezuela S.A. 5.500%, 04/12/2037		140,000	67,550	0.22
Venezuela (Rep of) 8.500%, 10/08/2014		50,000	46,125	0.15
Venezuela (Rep of) 5.750%, 02/26/2016		70,000	54,775	0.18
Venezuela (Rep of) 7.750%, 10/13/2019		140,000	97,300	0.32
Venezuela (Rep of) 6.000%, 12/09/2020		70,000	42,525	0.14
Venezuela (Rep of) 12.750%, 08/23/2022		215,000	189,200	0.62
Venezuela (Rep of) 9.000%, 05/07/2023		180,000	123,300	0.40
Venezuela (Rep of) 8.250%, 10/13/2024		210,000	134,925	0.44
Venezuela (Rep of) 7.650%, 04/21/2025		75,000	46,125	0.15
Venezuela (Rep of) 9.250%, 09/15/2027		160,000	115,760	0.38
Venezuela (Rep of) 9.250%, 05/07/2028		185,000	123,488	0.41
Venezuela (Rep of) 11.950%, 08/05/2031		40,000	31,700	0.10
Venezuela (Rep of) 9.375%, 01/13/2034		104,000	69,680	0.23
			1,419,078	4.65
Vietnam (Cost $193,322)
Vietnam (Rep of) 6.750%, 01/29/2020		190,000	193,800	0.63
			193,800	0.63
Total Debt Securities (Cost $29,409,708)			29,608,942	96.97

Total Investments (Total Cost $29,409,708)			29,608,942	96.97

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			925,877	3.03

Net Assets			$30,534,819	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	All or a portion of this security is designated as 144A.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SOVEREIGN DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

At October 31, 2011, the Ashmore Emerging Markets Sovereign Debt Fund had outstanding forward foreign currency exchange contracts as follows:

			Currency Buy		Currency Sell
			Amount		Amount
Settlement			(Local		(Local	Unrealized
Date	Counterparty	Currency Buy	Currency)	Currency Sell	Currency)	Gain/(Loss)
11/21/2011	HSBC Securities Services London	United States Dollar	63,556	Euro	46,292	$(484)
11/21/2011	Union Bank of Switzerland	United States Dollar	136,066	Euro	98,368	(16)

Total						$(500)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques. Following is a summary of the inputs used in valuing the Ashmore Emerging Markets Sovereign Debt Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Corporate Bonds	$—	$ 5,545,924	$—	$ 5,545,924
Government Agencies	—	640,732	—	640,732
Government Bonds	—	22,893,436	—	22,893,436
Financial Certificates	—	528,850	—	528,850
Total Investments	$—	$29,608,942	$—	$29,608,942

Other Financial Instruments
Liabilities:
Forward Foreign Currency Exchange Contracts	$—	$ (500)	$—	$ (500)
Total Other Financial Instruments	$—	$ (500)	$—	$ (500)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2011:

Derivatives Not Accounted
for as Hedging Instruments
Foreign
Exchange
Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(500)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SOVEREIGN DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended October 31, 2011:

Derivatives Not Accounted
for as Hedging Instruments
Foreign
Exchange
Realized Gain on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$1,610

Net Change in Unrealized Depreciation on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$ (500)

* See note 9 in the Notes to Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2011

				% of Net
	Currency(1)	Par	Value	Assets
Debt Securities

Argentina (Cost $3,663,440)
Arcos Dorados Holdings, Inc. 10.250%, 07/13/2016(2)	BRL	800,000	$466,971	0.46
Argentina Bonos, FRN 0.439%, 08/03/2012		880,000	104,323	0.10
Argentina Bonos 7.000%, 10/03/2015		370,000	325,714	0.32
Argentine (Rep of) 8.750%, 06/02/2017		160,000	148,000	0.14
Argentine (Rep of) 8.280%, 12/31/2033		684,985	527,504	0.51
Argentine (Rep of) 2.500%, 12/31/2038		620,000	230,950	0.23
WPE International Cooperatief U.A.		1,600,000	1,469,219	1.43
10.375%, 09/30/2020(2)
			3,272,681	3.19
Bahrain (Cost $97,745)
Bahrain (Rep of) 5.500%, 03/31/2020		100,000	96,000	0.09
			96,000	0.09
Barbados (Cost $889,421)
Columbus International, Inc. 11.500%, 11/20/2014		800,000	833,000	0.81
			833,000	0.81
Belarus (Cost $209,592)
Belarus (Rep of) 8.750%, 08/03/2015		100,000	84,250	0.08
Belarus (Rep of) 8.950%, 01/26/2018		150,000	125,250	0.12
			209,500	0.20
Brazil (Cost $12,372,809)
Banco Nacional de Desenvolvimento Economico e Social		200,000	227,962	0.22
6.500%, 06/10/2019
Banco Nacional de Desenvolvimento Economico e Social		250,000	267,835	0.26
5.500%, 07/12/2020
Banco Votorantim S.A. 6.250%, 05/16/2016(2)	BRL	2,000,000	1,151,793	1.12
Brasil Telecom S.A. 9.750%, 09/15/2016(2)	BRL	2,700,000	1,534,511	1.50
Braskem Finance Ltd. 5.750%, 04/15/2021(2)		500,000	500,480	0.49
Brazil (Fed Rep of) 12.500%, 01/05/2016	BRL	570,000	386,469	0.38
Brazil (Fed Rep of) 6.000%, 01/17/2017		100,000	116,500	0.11
Brazil (Fed Rep of) 5.875%, 01/15/2019		200,000	235,000	0.23
Brazil (Fed Rep of) 4.875%, 01/22/2021		500,000	551,750	0.54
Brazil (Fed Rep of) 8.875%, 04/15/2024		120,000	174,600	0.17
Brazil (Fed Rep of) 10.125%, 05/15/2027		240,000	388,800	0.38
Brazil (Fed Rep of) 8.250%, 01/20/2034		320,000	466,400	0.46
Brazil (Fed Rep of) 7.125%, 01/20/2037		480,000	642,000	0.63
Brazil (Fed Rep of) 5.625%, 01/07/2041		600,000	681,000	0.67
Brazil Notas do Tesouro Nacional Serie B	BRL	2,100,000	2,611,037	2.55
6.000%, 05/15/2015
Brazil Notas do Tesouro Nacional, Serie B	BRL	200,000	247,723	0.24
6.000%, 08/15/2020
Itau Unibanco Holding S.A. 10.500%, 11/23/2015(2)	BRL	1,090,000	666,838	0.65
JBS Finance II Ltd. 8.250%, 01/29/2018		400,000	369,672	0.36
Marfrig Holding Europe B.V. 8.375%, 05/09/2018		900,000	678,915	0.66
Marfrig Overseas Ltd. 9.500%, 05/04/2020		100,000	73,357	0.07
			11,972,642	11.69
Chile (Cost $1,866,156)
Banco del Estado de Chile 4.125%, 10/07/2020		100,000	101,116	0.10
Banco Santander Chile 6.500%, 09/22/2020	CLP	350,000,000	703,624	0.69
Chile (Rep of) 3.250%, 09/14/2021		100,000	98,791	0.10
Corp. Nacional del Cobre de Chile 3.750%, 11/04/2020		100,000	99,805	0.10

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

				% of Net
	Currency(1)	Par	Value	Assets
Chile - (continued)
Corp. Nacional del Cobre de Chile 3.875%, 11/03/2021(2)		200,000	$199,088	0.19
Empresa Nacional del Petroleo 6.250%, 07/08/2019		300,000	334,161	0.32
Inversiones Alsacia S.A. 8.000%, 08/18/2018(2)		350,000	277,739	0.27
			1,814,324	1.77
China (Cost $5,005,478)
Central China Real Estate Ltd. 12.250%, 10/20/2015(2)		800,000	707,750	0.69
Evergrande Real Estate Group Ltd. 13.000%, 01/27/2015		900,000	774,000	0.76
Hyva Global B.V. 8.625%, 03/24/2016(2)		700,000	624,750	0.61
Shimao Property Holdings Ltd. 9.650%, 08/03/2017		400,000	331,996	0.32
Sinochem Offshore Capital Co. Ltd. 1.800%, 01/18/2014	CNY	7,000,000	1,063,609	1.04
Sinochem Overseas Capital Co. Ltd. 4.500%, 11/12/2020(2)		350,000	351,833	0.34
Sinochem Overseas Capital Co. Ltd. 6.300%, 11/12/2040		330,000	323,534	0.32
Sino-Forest Corp. 5.000%, 08/01/2013(2)		76,000	21,280	0.02
Sino-Forest Corp. 10.250%, 07/28/2014		226,000	74,580	0.07
Sino-Forest Corp. 10.250%, 07/28/2014(2)		30,000	10,125	0.01
Sino-Forest Corp. 4.250%, 12/15/2016(2)		174,000	48,720	0.05
Sino-Forest Corp. 4.250%, 12/15/2016		10,000	2,800	—
Sino-Forest Corp. 6.250%, 10/21/2017		400,000	132,000	0.13
Sino-Forest Corp. 6.250%, 10/21/2017(2)		28,000	9,485	0.01
			4,476,462	4.37
Colombia (Cost $2,900,920)
Colombia (Rep of) 12.000%, 10/22/2015	COP	896,000,000	608,358	0.59
Colombia (Rep of) 7.375%, 01/27/2017		540,000	654,750	0.64
Colombia (Rep of) 7.375%, 03/18/2019		200,000	251,500	0.25
Colombia (Rep of) 11.750%, 02/25/2020		150,000	232,875	0.23
Colombia (Rep of) 7.750%, 04/14/2021	COP	76,000,000	47,804	0.05
Colombia (Rep of) 4.375%, 07/12/2021		200,000	210,000	0.20
Colombia (Rep of) 8.125%, 05/21/2024		280,000	380,800	0.37
Colombia (Rep of) 7.375%, 09/18/2037		200,000	272,000	0.27
Colombia (Rep of) 6.125%, 01/18/2041		250,000	298,125	0.29
			2,956,212	2.89
Croatia (Cost $408,705)
Croatia (Rep of) 6.750%, 11/05/2019		100,000	100,000	0.10
Croatia (Rep of) 6.625%, 07/14/2020		100,000	98,375	0.09
Croatia (Rep of) 6.375%, 03/24/2021		200,000	192,500	0.19
			390,875	0.38
Czech Republic (Cost $729,204)
Central European Media Enterprises Ltd.	EUR	500,000	631,533	0.62
11.625%, 09/15/2016
			631,533	0.62
Dominican Republic (Cost $209,910)
Dominican (Rep of) 7.500%, 05/06/2021		200,000	206,000	0.20
			206,000	0.20
Ecuador (Cost $100,705)
Ecuador (Rep of) 9.375%, 12/15/2015		100,000	97,500	0.10
			97,500	0.10
Egypt (Cost $407,319)
Egypt (Rep of) 5.750%, 04/29/2020		200,000	200,500	0.19
Nile Finance Ltd. 5.250%, 08/05/2015		200,000	203,602	0.20
			404,102	0.39
El Salvador (Cost $1,500,683)
El Salvador (Rep of) 7.375%, 12/01/2019		100,000	109,000	0.11
El Salvador (Rep of) 8.250%, 04/10/2032		50,000	54,500	0.05

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

				% of Net
	Currency(1)	Par	Value	Assets
El Salvador - (continued)
El Salvador (Rep of) 7.650%, 06/15/2035		225,000	$228,375	0.22
El Salvador (Rep of) 7.625%, 02/01/2041		150,000	151,500	0.15
Telemovil Finance Co. Ltd. 8.000%, 10/01/2017(2)		900,000	928,236	0.91
			1,471,611	1.44
Georgia (Cost $207,587)
Georgia (Rep of) 6.875%, 04/12/2021		200,000	203,000	0.20
			203,000	0.20
Ghana (Cost $112,774)
Ghana (Rep of) 8.500%, 10/04/2017		100,000	111,500	0.11
			111,500	0.11
Hungary (Cost $449,316)
Hungary (Rep of) 6.250%, 01/29/2020		130,000	125,450	0.12
Hungary (Rep of) 6.375%, 03/29/2021		230,000	221,375	0.22
Hungary (Rep of) 7.625%, 03/29/2041		70,000	67,900	0.07
			414,725	0.41
India (Cost $595,519)
ICICI Bank Ltd. 5.750%, 11/16/2020(2)		600,000	587,908	0.57
			587,908	0.57
Indonesia (Cost $4,023,035)
Berau Capital Resources Pte Ltd. 12.500%, 07/08/2015		300,000	328,500	0.32
GT 2005 Bonds B.V., FRN 6.000%, 07/21/2014		800,000	706,144	0.69
Indonesia (Rep of) 6.750%, 03/10/2014		100,000	109,250	0.11
Indonesia (Rep of) 10.375%, 05/04/2014		100,000	118,500	0.12
Indonesia (Rep of) 7.500%, 01/15/2016		150,000	175,500	0.17
Indonesia (Rep of) 6.875%, 01/17/2018		400,000	469,000	0.46
Indonesia (Rep of) 11.625%, 03/04/2019		150,000	223,500	0.22
Indonesia (Rep of) 5.875%, 03/13/2020		250,000	284,375	0.28
Indonesia (Rep of) 4.875%, 05/05/2021		200,000	214,250	0.21
Indonesia (Rep of) 8.500%, 10/12/2035		350,000	506,625	0.49
Indonesia (Rep of) 6.625%, 02/17/2037		150,000	181,500	0.18
Indonesia (Rep of) 7.750%, 01/17/2038		200,000	271,000	0.26
Majapahit Holding B.V. 7.750%, 10/17/2016		200,000	228,000	0.22
Majapahit Holding B.V. 8.000%, 08/07/2019		100,000	117,000	0.11
Majapahit Holding B.V. 7.750%, 01/20/2020		100,000	116,250	0.11
			4,049,394	3.95
Iraq (Cost $1,192,564)
Iraq (Rep of) 5.800%, 01/15/2028		1,300,000	1,101,750	1.08
			1,101,750	1.08
Israel (Cost $445,525)
Israel Government Bond - CPI Linked 3.500%, 04/30/2018	ILS	100,000	35,313	0.04
Israel Government Bond - CPI Linked 3.000%, 10/31/2019	ILS	1,265,000	412,218	0.40
			447,531	0.44
Italy (Cost $398,721)
Emgesa S.A. ESP 8.750%, 01/25/2021	COP	650,000,000	368,142	0.36
			368,142	0.36
Ivory Coast (Cost $434,922)
Ivory Coast (Rep of) 2.500%, 12/31/2032(3)		820,000	444,850	0.43
			444,850	0.43
Jamaica (Cost $919,906)
Digicel Group Ltd. 8.875%, 01/15/2015		900,000	910,125	0.89
			910,125	0.89
Jordan (Cost $385,030)
Jordan (Rep of) 3.875%, 11/12/2015		400,000	381,000	0.37
			381,000	0.37

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

				% of Net
	Currency(1)	Par	Value	Assets
Kazakhstan (Cost $5,926,006)
BTA Bank JSC 10.750%, 07/01/2018		2,150,000	$1,161,000	1.13
BTA Bank JSC 7.200%, 07/01/2025		1,500,000	427,500	0.42
Development Bank of Kazakhstan JSC 5.500%, 12/20/2015		200,000	204,000	0.20
Kazakhstan Temir Zholy Finance B.V. 6.375%, 10/06/2020		200,000	211,000	0.21
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO		150,000	157,500	0.15
6.250%, 05/20/2015
KazMunayGas National Co. 8.375%, 07/02/2013		400,000	426,000	0.41
KazMunayGas National Co. 11.750%, 01/23/2015		300,000	365,625	0.36
KazMunayGas National Co. 9.125%, 07/02/2018		200,000	243,500	0.24
KazMunayGas National Co. 7.000%, 05/05/2020		310,000	341,000	0.33
KazMunayGas National Co. 6.375%, 04/09/2021		200,000	213,500	0.21
Zhaikmunai LLP 10.500%, 10/19/2015(2)		1,050,000	1,042,125	1.02
			4,792,750	4.68
Kuwait (Cost $221,971)
Kuwait Projects Co. 9.375%, 07/15/2020		200,000	208,000	0.20
			208,000	0.20
Lebanon (Cost $836,401)
Lebanon (Rep of) 5.150%, 11/12/2018		150,000	148,688	0.14
Lebanon (Rep of) 6.375%, 03/09/2020		245,000	257,250	0.25
Lebanon (Rep of) 8.250%, 04/12/2021		50,000	58,812	0.06
Lebanon (Rep of) 6.100%, 10/04/2022		375,000	379,219	0.37
			843,969	0.82
Lithuania (Cost $788,174)
Lithuania (Rep of) 5.125%, 09/14/2017		150,000	151,500	0.15
Lithuania (Rep of) 7.375%, 02/11/2020		450,000	500,625	0.49
Lithuania (Rep of) 6.125%, 03/09/2021		110,000	113,300	0.11
			765,425	0.75
Malaysia (Cost $839,632)
Petronas Capital Ltd. 5.250%, 08/12/2019		300,000	338,060	0.33
Petronas Capital Ltd. 7.875%, 05/22/2022		200,000	271,540	0.27
Wakala Global Sukuk Bhd. 4.646%, 07/06/2021(2)		250,000	267,805	0.26
			877,405	0.86
Mexico (Cost $7,274,477)
Cemex Espana Luxembourg 9.250%, 05/12/2020		1,070,000	843,663	0.82
Cemex S.A.B. de C.V. 9.000%, 01/11/2018(2)		1,100,000	920,024	0.90
Comision Federal de Electricidad 4.875%, 05/26/2021(2)		200,000	203,500	0.20
Grupo Papelero Scribe S.A. 8.875%, 04/07/2020		200,000	170,814	0.17
Mexican Bonos 9.500%, 12/18/2014	MXN	9,600,000	819,781	0.80
Mexican Bonos 8.000%, 12/17/2015	MXN	2,140,000	178,777	0.18
Mexican Bonos 7.250%, 12/15/2016	MXN	9,000,000	742,249	0.73
Mexico (Rep of) 5.625%, 01/15/2017		380,000	433,200	0.42
Mexico (Rep of) 5.950%, 03/19/2019		186,000	217,620	0.21
Mexico (Rep of) 5.125%, 01/15/2020		380,000	422,750	0.41
Mexico (Rep of) 8.300%, 08/15/2031		250,000	362,500	0.35
Mexico (Rep of) 6.750%, 09/27/2034		170,000	213,350	0.21
Mexico (Rep of) 6.050%, 01/11/2040		610,000	715,225	0.70
Petroleos Mexicanos 8.000%, 05/03/2019		100,000	124,750	0.12
Petroleos Mexicanos 6.000%, 03/05/2020		80,000	88,800	0.09
Petroleos Mexicanos 6.500%, 06/02/2041(2)		212,000	227,186	0.22
Southern Copper Corp. 6.750%, 04/16/2040		200,000	208,358	0.20
			6,892,547	6.73

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

				% of Net
	Currency(1)	Par	Value	Assets
Morocco (Cost $329,794)
Morocco (Rep of) 4.500%, 10/05/2020	EUR	250,000	$309,588	0.30
			309,588	0.30
Nigeria (Cost $1,365,084)
Afren PLC 11.500%, 02/01/2016(2)		1,100,000	1,103,575	1.08
Nigeria (Fed Rep of) 6.750%, 01/28/2021		200,000	209,750	0.20
			1,313,325	1.28
Pakistan (Cost $304,420)
Pakistan (Rep of) 7.125%, 03/31/2016		350,000	275,625	0.27
			275,625	0.27
Panama (Cost $825,792)
Panama (Rep of) 7.250%, 03/15/2015		230,000	265,650	0.26
Panama (Rep of) 8.875%, 09/30/2027		90,000	132,300	0.13
Panama (Rep of) 9.375%, 04/01/2029		100,000	154,000	0.15
Panama (Rep of) 6.700%, 01/26/2036		240,000	300,000	0.29
			851,950	0.83
Paraguay (Cost $545,604)
Banco Bilbao Vizcaya Argentaria Paraguay S.A.		500,000	514,375	0.50
9.750%, 02/11/2016(2)
			514,375	0.50
Peru (Cost $1,127,908)
Banco Internacional del Peru SAA 5.750%, 10/07/2020		200,000	191,144	0.19
Peru (Rep of) 8.375%, 05/03/2016		80,000	98,800	0.10
Peru (Rep of) 7.125%, 03/30/2019		50,000	62,000	0.06
Peru (Rep of) 7.350%, 07/21/2025		360,000	469,800	0.46
Peru (Rep of) 8.750%, 11/21/2033		248,000	373,860	0.36
			1,195,604	1.17
Philippines (Cost $2,690,310)
Philippines (Rep of) 8.375%, 06/17/2019		200,000	260,500	0.25
Philippines (Rep of) 4.000%, 01/15/2021		400,000	407,500	0.40
Philippines (Rep of) 7.500%, 09/25/2024		100,000	126,000	0.12
Philippines (Rep of) 10.625%, 03/16/2025		190,000	298,775	0.29
Philippines (Rep of) 5.500%, 03/30/2026		200,000	218,500	0.21
Philippines (Rep of) 9.500%, 02/02/2030		370,000	563,325	0.55
Philippines (Rep of) 7.750%, 01/14/2031		250,000	334,063	0.33
Philippines (Rep of) 6.375%, 10/23/2034		300,000	356,250	0.35
Power Sector Assets & Liabilities Management Corp.		200,000	240,750	0.24
7.390%, 12/02/2024
			2,805,663	2.74
Poland (Cost $1,548,287)
Poland (Rep of) 6.375%, 07/15/2019		250,000	280,000	0.27
TVN Finance Corp. II AB 10.750%, 11/15/2017	EUR	800,000	1,184,431	1.16
			1,464,431	1.43
Qatar (Cost $1,858,351)
CBQ Finance Ltd. 7.500%, 11/18/2019		600,000	706,500	0.69
Nakilat, Inc. 6.067%, 12/31/2033		400,000	433,124	0.42
Nakilat, Inc. 6.267%, 12/31/2033		196,092	210,536	0.21
Qatar (Rep of) 6.400%, 01/20/2040		500,000	618,750	0.60
			1,968,910	1.92
Romania (Cost $730,755)
Romania Treasury Bills 6.040%, 04/11/2012	RON	2,200,000	680,893	0.67
			680,893	0.67

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

				% of Net
	Currency(1)	Par	Value	Assets
Russian Federation (Cost $5,719,900)
Russian Agricultural Bank OJSC Via RSHB Capital S.A.		100,000	$110,375	0.11
7.750%, 05/29/2018
Russian Foreign Bond - Eurobond 5.000%, 04/29/2020		200,000	208,500	0.20
Russian Foreign Bond - Eurobond 12.750%, 06/24/2028		110,000	191,400	0.19
Russian Foreign Bond - Eurobond 7.500%, 03/31/2030		1,666,660	1,977,492	1.93
RZD Capital Ltd. 5.739%, 04/03/2017		100,000	104,750	0.10
Vimpel Communications Via VIP Finance Ireland Ltd.		2,400,000	2,290,540	2.24
OJSC 7.748%, 02/02/2021(2)
Vnesheconombank Via VEB Finance PLC		100,000	101,625	0.10
5. 450%, 11/22/2017
Vnesheconombank Via VEB Finance PLC		400,000	431,000	0.42
6.902%, 07/09/2020
Vnesheconombank Via VEB Finance PLC		150,000	156,375	0.15
6.800%, 11/22/2025
			5,572,057	5.44
Saudi Arabia (Cost $481,336)
Dar Al-Arkan International Sukuk Co. FRN		500,000	466,250	0.46
2.653%, 07/16/2012
			466,250	0.46
Senegal (Cost $206,359)
Senegal (Rep of) 8.750%, 05/13/2021		200,000	205,250	0.20
			205,250	0.20
Serbia (Cost $196,548)
Serbia (Rep of) 7.250%, 09/28/2021(2)		200,000	204,750	0.20
			204,750	0.20
South Africa (Cost $1,565,854)
Edcon Pty Ltd. 9.500%, 03/01/2018(2)		900,000	767,250	0.75
South Africa (Rep of) 6.875%, 05/27/2019		250,000	300,937	0.29
South Africa (Rep of) 5.500%, 03/09/2020		100,000	111,125	0.11
South Africa (Rep of) 5.875%, 05/30/2022		250,000	285,313	0.28
			1,464,625	1.43
South Korea (Cost $594,036)
Woori Bank Co. Ltd. 6.208%, 05/02/2037		600,000	576,000	0.56
			576,000	0.56
Sri Lanka (Cost $314,885)
Sri Lanka (Rep of) 7.400%, 01/22/2015		200,000	216,500	0.21
Sri Lanka (Rep of) 6.250%, 10/04/2020		100,000	102,250	0.10
			318,750	0.31
Turkey (Cost $4,256,413)
Turkey (Rep of) 0.000%, 11/07/2012	TRY	3,400,000	1,744,075	1.70
Turkey (Rep of) 7.250%, 03/15/2015		150,000	167,438	0.16
Turkey (Rep of) 7.000%, 09/26/2016		100,000	112,750	0.11
Turkey (Rep of) 7.500%, 07/14/2017		130,000	151,938	0.15
Turkey (Rep of) 6.750%, 04/03/2018		550,000	620,125	0.60
Turkey (Rep of) 7.000%, 03/11/2019		100,000	114,875	0.11
Turkey (Rep of) 7.000%, 06/05/2020		65,000	74,831	0.07
Turkey (Rep of) 7.375%, 02/05/2025		400,000	475,000	0.46
Turkey (Rep of) 11.875%, 01/15/2030		70,000	119,000	0.12
Turkey (Rep of) 8.000%, 02/14/2034		30,000	37,387	0.04
Turkey (Rep of) 6.875%, 03/17/2036		250,000	277,187	0.27
Turkey (Rep of) 7.250%, 03/05/2038		50,000	57,938	0.06

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

				% of Net
	Currency(1)	Par	Value	Assets
Turkey - (continued)
Turkey (Rep of) 6.750%, 05/30/2040		100,000	$109,250	0.11
			4,061,794	3.96
Ukraine (Cost $1,647,327)
Financing of Infrastrucural Projects		100,000	91,250	0.09
State Enterprise 8.375%, 11/03/2017(2)
NAK Naftogaz Ukraine 9.500%, 09/30/2014		295,000	290,575	0.28
Oschadbank Via SSB #1 PLC 8.250%, 03/10/2016		200,000	172,000	0.17
Privatbank CJSC Via UK SPV Credit Finance PLC		200,000	169,896	0.17
9.375%, 09/23/2015
Ukraine (Rep of) 7.650%, 06/11/2013		150,000	147,375	0.14
Ukraine (Rep of) 6.875%, 09/23/2015		100,000	94,125	0.09
Ukraine (Rep of) 6.580%, 11/21/2016		150,000	140,250	0.14
Ukreximbank Via Biz Finance PLC 8.375%, 04/27/2015		400,000	372,000	0.36
			1,477,471	1.44
United Arab Emirates (Cost $8,216,288)
Atlantic Finance Ltd. 10.750%, 05/27/2014		1,100,000	1,210,000	1.18
Dubai DOF Sukuk Ltd. 6.396%, 11/03/2014		250,000	259,375	0.25
Dubai Holding Commercial Operations	EUR	1,600,000	1,870,737	1.83
MTN Ltd. 4.750%, 01/30/2014
Dubai Holding Commercial Operations		800,000	782,000	0.76
MTN Ltd., FRN 0.804%, 02/01/2012
Dubai Holding Commercial Operations	GBP	400,000	479,149	0.47
MTN Ltd. 6.000%, 02/01/2017
Dubai Sukuk Centre Ltd., FRN 0.713%, 06/13/2012		1,300,000	1,213,875	1.18
Emirate of Dubai (Rep of) 6.700%, 10/05/2015		210,000	219,450	0.21
Emirate of Dubai (Rep of) 7.750%, 10/05/2020		510,000	538,050	0.53
Jafz Sukuk Ltd., FRN 3.401%, 11/27/2012	AED	5,600,000	1,410,292	1.38
			7,982,928	7.79
Uruguay (Cost $2,932,216)
Uruguay (Rep of) 5.000%, 09/14/2018	UYU	11,710,000	958,232	0.94
Uruguay (Rep of) 8.000%, 11/18/2022		420,000	558,600	0.55
Uruguay (Rep of) 6.875%, 09/28/2025		335,000	422,100	0.41
Uruguay (Rep of) 4.250%, 04/05/2027	UYU	4,500,000	337,275	0.33
Uruguay (Rep of) 7.875%, 01/15/2033		210,000	283,500	0.28
Uruguay (Rep of) 7.625%, 03/21/2036		250,000	330,000	0.32
Uruguay (Rep of) 3.700%, 06/26/2037	UYU	530,000	35,426	0.03
Uruguay Notas del Tesoro 9.000%, 01/27/2014	UYU	100,000	4,911	—
Uruguay Notas del Tesoro 3.250%, 01/27/2019	UYU	100,000	10,739	0.01
			2,940,783	2.87
Venezuela (Cost $1,981,271)
Petroleos de Venezuela S.A. 5.250%, 04/12/2017		200,000	122,500	0.12
Petroleos de Venezuela S.A. 12.750%, 02/17/2022		100,000	80,500	0.08
Petroleos de Venezuela S.A. 5.375%, 04/12/2027		280,000	140,000	0.14
Petroleos de Venezuela S.A. 5.500%, 04/12/2037		300,000	144,750	0.14
Venezuela (Rep of) 8.500%, 10/08/2014		170,000	156,825	0.15
Venezuela (Rep of) 7.750%, 10/13/2019		200,000	139,000	0.13
Venezuela (Rep of) 6.000%, 12/09/2020		100,000	60,750	0.06
Venezuela (Rep of) 12.750%, 08/23/2022		270,000	237,600	0.23
Venezuela (Rep of) 9.000%, 05/07/2023		240,000	164,400	0.16
Venezuela (Rep of) 8.250%, 10/13/2024		250,000	160,625	0.16
Venezuela (Rep of) 7.650%, 04/21/2025		180,000	110,700	0.11
Venezuela (Rep of) 9.250%, 09/15/2027		220,000	159,170	0.15
Venezuela (Rep of) 9.250%, 05/07/2028		190,000	126,825	0.12

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

				% of Net
	Currency(1)	Par	Value	Assets
Venezuela - (continued)
Venezuela (Rep of) 11.950%, 08/05/2031		60,000	$47,550	0.05
Venezuela (Rep of) 9.375%, 01/13/2034		179,000	119,930	0.12
			1,971,125	1.92
Vietnam (Cost $314,551)
Vietnam (Rep of) 6.875%, 01/15/2016		100,000	104,750	0.10
Vietnam (Rep of) 6.750%, 01/29/2020		200,000	204,000	0.20
			308,750	0.30
Total Debt Securities (Cost $95,166,936)			91,163,360	88.98

Fully Funded Total Return Swaps

India (Cost $587,881)
India Government Bond 8.080% 08/02/2022	INR	14,000,000	270,916	0.27
India Government Bond, Issued by HSBC	INR	1,130,000	21,837	0.02
7.490% 04/16/2017
India Government Bond, Issued by HSBC	INR	11,700,000	228,109	0.22
7.830% 04/11/2018
			520,862	0.51
Indonesia (Cost $361,935)
Indonesia Treasury Bond 9.350% 10/19/2016	INR	18,000,000	369,821	0.36
			369,821	0.36
Russian Federation (Cost $9,977)
Russian Federal Bond - OFZ, Issued by Deutsche Bank	RUB	290,000	10,237	0.01
12.000% 03/27/2013
			10,237	0.01
Sri Lanka (Cost $81,286)
Sri Lanka Treasury Bills, Issued by HSBC	LKR	9,020,000	81,781	0.08
7.080% 01/13/2012(4)
			81,781	0.08
Total Fully Funded Total Return Swaps (Cost $1,041,079)			982,701	0.96

Total Investments (Total Cost $96,208,015)			92,146,061	89.94

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			10,310,416	10.06

Net Assets			$102,456,477	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	All or a portion of this security is designated as 144A.
(3)	Issuer has defaulted on terms of debt obligation.
(4)	Zero coupon bond reflects effective yield on the date of purchase.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

At October 31, 2011, the Ashmore Emerging Markets Total Return Fund had outstanding forward foreign currency exchange contracts as follows:

			Currency		Currency
			Buy Amount		Sell Amount
Settlement		Currency	(Local	Currency	(Local	Unrealized
Date	Counterparty	Buy	Currency)	Sell	Currency)	Gain/(Loss)
11/02/2011	JP Morgan	Malaysian Ringgit	526,940	United States Dollar	175,969	$(4,226)
11/02/2011	Barclays Wholesale GTS	United States Dollar	167,895	Malaysian Ringgit	526,940	(3,848)
11/03/2011	Barclays Wholesale GTS	Brazilian Real	265,650	United States Dollar	150,000	4,609
11/03/2011	Barclays Wholesale GTS	Brazilian Real	2,013,141	United States Dollar	1,164,338	7,315
11/03/2011	Barclays Wholesale GTS	Brazilian Real	761,960	United States Dollar	451,264	(7,802)
11/03/2011	Midland Bank	Brazilian Real	1,006,570	United States Dollar	576,303	9,524
11/03/2011	Midland Bank	Brazilian Real	979,379	United States Dollar	580,029	(10,028)
11/03/2011	Union Bank of Switzerland	Brazilian Real	979,379	United States Dollar	580,029	(10,028)
11/03/2011	Union Bank of Switzerland	Brazilian Real	564,643	United States Dollar	334,405	(5,781)
11/03/2011	Barclays Wholesale GTS	United States Dollar	430,000	Brazilian Real	761,960	(13,463)
11/03/2011	Barclays Wholesale GTS	United States Dollar	1,192,266	Brazilian Real	2,013,141	20,612
11/03/2011	Barclays Wholesale GTS	United States Dollar	157,329	Brazilian Real	265,650	2,720
11/03/2011	Midland Bank	United States Dollar	540,347	Brazilian Real	979,379	(29,654)
11/03/2011	Midland Bank	United States Dollar	596,133	Brazilian Real	1,006,570	10,306
11/03/2011	Union Bank of Switzerland	United States Dollar	535,941	Brazilian Real	979,379	(34,060)
11/03/2011	Union Bank of Switzerland	United States Dollar	320,000	Brazilian Real	564,643	(8,624)
11/07/2011	Standard Chartered - London	Indonesian Rupiah	937,142,655	United States Dollar	103,666	2,107
11/07/2011	Union Bank of Switzerland	Indonesian Rupiah	1,121,410,000	United States Dollar	122,425	4,147
11/07/2011	Deutsche Bank	Israeli Shekel	2,207,862	United States Dollar	632,390	(23,534)
11/07/2011	Morgan Stanley	Israeli Shekel	631,980	United States Dollar	176,344	(2,064)
11/07/2011	Barclays Wholesale GTS	Korean Won	1,200,069,689	United States Dollar	1,048,142	34,702
11/07/2011	Morgan Stanley	Korean Won	342,240,000	United States Dollar	320,255	(11,446)
11/07/2011	Bank of America Los Angeles	Polish Zloty	5,635	United States Dollar	1,680	90
11/07/2011	Barclays	Russian Rouble	1,797,659	United States Dollar	61,517	(2,330)
11/07/2011	Deutsche Bank	Taiwan Dollar	24,536,000	United States Dollar	849,585	(29,374)
11/07/2011	Citibank London	United States Dollar	800,000	Israeli Shekel	2,988,820	(24,219)
11/07/2011	Morgan Stanley & Co. International	United States Dollar	280,000	Korean Won	320,880,000	(9,535)
11/07/2011	Bank of America Los Angeles	United States Dollar	208,882	Russian Rouble	6,378,015	(1,110)
11/08/2011	Deutsche Bank	Korean Won	222,656,000	United States Dollar	208,655	(7,750)
11/08/2011	Standard Chartered London	United States Dollar	300,000	Malaysian Ringgit	939,450	(6,052)
11/10/2011	Deutsche Bank	Chilean Peso	121,604,787	United States Dollar	230,530	17,820
11/10/2011	Morgan Stanley & Co. International	Chilean Peso	209,992,000	United States Dollar	449,662	(20,800)
11/10/2011	Morgan Stanley & Co. International	Chilean Peso	161,758,311	United States Dollar	330,000	355
11/10/2011	Barclays Wholesale GTS	Mexican Peso	2,270,520	United States Dollar	170,000	197
11/10/2011	Deutsche Bank	Mexican Peso	38,790,742	United States Dollar	3,072,169	(164,428)
11/10/2011	Citibank London	United States Dollar	18,300	Colombian Peso	35,651,868	(802)
11/10/2011	Barclays Wholesale GTS	United States Dollar	690,000	Mexican Peso	9,147,675	4,293
11/10/2011	Barclays Wholesale GTS	United States Dollar	250,000	Mexican Peso	3,331,500	272
11/10/2011	Midland Bank	United States Dollar	150,000	Mexican Peso	2,013,900	(961)
11/14/2011	Bank of America Los Angeles	Romanian Leu	1,036,768	United States Dollar	319,123	10,977
11/14/2011	Midland Bank	Russian Rouble	12,200,160	United States Dollar	400,000	1,244
11/21/2011	Standard Chartered London	Malaysian Ringgit	5,846,129	United States Dollar	1,857,683	45,457
11/21/2011	Union Bank of Switzerland	Philippine Peso	29,564,369	United States Dollar	685,670	6,851
11/21/2011	Union Bank of Switzerland	Polish Zloty	2,790,648	United States Dollar	891,752	(16,557)
11/21/2011	Bank of America Los Angeles	Russian Rouble	11,385,621	United States Dollar	362,669	11,375
11/21/2011	Barclays Wholesale GTS	Singapore Dollar	3,979,776	United States Dollar	3,114,797	56,827
11/21/2011	Barclays Wholesale GTS	Thai Baht	15,082,045	United States Dollar	486,282	3,108
11/21/2011	Union Bank of Switzerland	Thai Baht	6,370,000	United States Dollar	206,383	314
11/21/2011	Union Bank of Switzerland	United States Dollar	544,458	British Pound	345,924	(11,636)
11/21/2011	Midland Bank	United States Dollar	3,925,077	Euro	2,858,874	(29,896)
11/21/2011	Morgan Stanley & Co. International	United States Dollar	340,516	Euro	240,000	8,500
11/25/2011	Morgan Stanley & Co. International	Turkish Lira	64,869	United States Dollar	34,762	1,715
11/28/2011	ING Bank Amsterdam	Hungarian Forint	230,076,986	United States Dollar	1,051,454	(11,378)
11/28/2011	Midland Bank	Polish Zloty	6,873,787	United States Dollar	2,168,148	(14,209)
11/28/2011	Midland Bank	United States Dollar	330,000	Polish Zloty	1,029,518	7,395

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

			Currency		Currency
			Buy Amount		Sell Amount
Settlement		Currency	(Local	Currency	(Local	Unrealized
Date	Counterparty	Buy	Currency)	Sell	Currency)	Gain/(Loss)
11/29/2011	Chase Manhattan Bank London	South African Rand	13,421,565	United States Dollar	1,648,638	$35,383
11/29/2011	Citibank London	United States Dollar	290,000	South African Rand	2,287,201	3,022
11/30/2011	Bank of America Los Angeles	Czech Koruna	44,819,259	United States Dollar	2,508,283	(14,349)
11/30/2011	Bank of America Los Angeles	United States Dollar	300,000	Czech Koruna	5,342,700	2,709
12/02/2011	Union Bank of Switzerland	Indian Rupee	45,207,352	United States Dollar	911,806	11,189
12/02/2011	Barclays Wholesale GTS	United States Dollar	1,156,313	Brazilian Real	2,013,141	(6,553)
12/02/2011	Midland Bank	United States Dollar	572,565	Brazilian Real	1,006,570	(8,867)
12/02/2011	Union Bank of Switzerland	United States Dollar	230,000	Brazilian Real	395,922	1,301
12/02/2011	Union Bank of Switzerland	United States Dollar	230,000	Brazilian Real	391,846	3,655
12/02/2011	Midland Bank	United States Dollar	361,015	Indian Rupee	18,140,990	(9,368)
12/07/2011	JP Morgan	Indian Rupee	16,796,500	United States Dollar	361,526	(18,883)
12/09/2011	Barclays Wholesale GTS	Malaysian Ringgit	526,940	United States Dollar	167,485	3,898
12/12/2011	Union Bank of Switzerland	Malaysian Ringgit	613,170	United States Dollar	194,923	4,478
12/13/2011	Barclays Wholesale GTS	United States Dollar	351,156	Euro	255,343	(2,031)
01/06/2012	Credit Suisse US	Indonesian Rupiah	108,115,000	United States Dollar	11,914	210
01/06/2012	Morgan Stanley & Co. International	Indonesian Rupiah	3,396,133,100	United States Dollar	371,162	9,677
01/06/2012	CSFB Global Foreign Exchange London	Taiwan Dollar	13,787,939	United States Dollar	451,324	10,275
01/23/2012	Barclays Wholesale GTS	Indian Rupee	1,789,232	United States Dollar	37,075	(822)
02/06/2012	UBS Securities	Indian Rupee	16,796,500	United States Dollar	361,176	(21,379)
04/03/2012	UBS Securities	Brazilian Real	981,450	United States Dollar	540,000	14,107

Total						$(225,111)

At October 31, 2011, the Ashmore Emerging Markets Total Return Fund had the following interest rate swap contracts outstanding:

					Unrealized
Pay Rate Index/	Receive Rate/		Notional	Expiration	Gains/
Pay Rate	Receive Rate Index		Amount	Date	(Losses)	Counterparty
Brazil CETIP Interbank
Deposit Rate	12.520%	BRL	3,934,111	01/02/2013	$59,957	Barclays Capital
Brazil CETIP Interbank
Deposit Rate	10.415%		11,549,115	01/02/2013	8,191	HSBC
Brazil CETIP Interbank
Deposit Rate	12.690%		1,925,384	01/12/2013	31,880	HSBC
Brazil CETIP Interbank
Deposit Rate	11.180%		1,089,611	01/02/2014	7,264	Morgan Stanley
	Brazil CETIP Interbank
10.880%	Deposit Rate		2,260,555	01/02/2017	13,264	HSBC

					$120,556

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

Transactions in Options Written by the Ashmore Emerging Markets Local Currency Bond Fund during the Period Ended October 31, 2011, were as follows:

Written Put Option Contracts	Number of Contracts	Premium
Options Outstanding at December 8, 2010
Options Written	230,000	$2,988
Options Exercised	—	—
Options Expired or Closed	(230,000)	(2,988)

Options Outstanding at October 31, 2011	—	$—

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques. Following is a summary of the inputs used in valuing the Ashmore Emerging Markets Total Return Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Corporate Bonds	$—	$43,789,012	$—	$43,789,012
Corporate Convertible Bonds	—	72,800	—	72,800
Government Agencies	—	968,047	—	968,047
Government Bonds	—	39,255,722	—	39,255,722
Financial Certificates	—	2,207,305	—	2,207,305
Index Linked Government Bonds	—	4,189,581	—	4,189,581
Short-Term Bills and Notes	—	680,893	—	680,893
Fully Funded Total Return Swaps	—	982,701	—	982,701
Total Investments	$—	$92,146,061	$—	$92,146,061

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$ 372,736	$—	$ 372,736
Interest Rate Swap Contracts	—	120,556	—	120,556
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(597,847)	—	(597,847)
Total Other Financial Instruments	$—	$ (104,555)	$—	$ (104,555)
The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2011:

	Derivatives Not Accounted for as
	Hedging Instruments
	Foreign Exchange	Fixed Income/ Interest Rate
Assets:
Unrealized Appreciation on Interest Rate Swap Contracts	$—	$120,556
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	372,736	—

	$372,736	$120,556

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(597,847)	—

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended October 31, 2011:

	Derivatives Not Accounted for as
	Hedging Instruments
	Foreign	Fixed Income/
	Exchange	Interest Rate
Realized Gain/(Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(898,453)	$—
Net Realized Gain on Interest Rate Swap Contracts	—	24,000
Net Realized Loss on Written Options	(2,988)

	$(901,441)	$24,000

Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign
Currency Exchange Contracts	$(225,111)	$—
Net Change in Unrealized Appreciation on Interest Rate Swap Contracts	—	120,556

	$(225,111)	$120,556

* See note 9 in the Notes to Financial Statements for additional information

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2011

				% of Net
	Currency(1)	Shares	Value	Assets
Common Stock

Brazil (Cost $884,848)
Banco Bradesco S.A. ADR		6,900	$125,580	1.42
Banco do Brasil S.A.	BRL	4,800	72,412	0.82
Cia Hering	BRL	2,500	55,844	0.63
Cosan Ltd., Class A		4,900	58,800	0.66
Embraer S.A. ADR		1,512	42,064	0.48
Gerdau S.A. ADR		7,200	64,944	0.73
Hypermarcas S.A.	BRL	7,645	41,145	0.47
Lojas Renner S.A.	BRL	1,900	57,613	0.65
PDG Realty S.A. Empreendimentos e Participacoes	BRL	26,100	115,081	1.30
Vale S.A. ADR		9,200	233,772	2.64
			867,255	9.80
Chile (Cost $58,583)
Antofagasta PLC	GBP	1,280	23,743	0.27
Cia Cervecerias Unidas S.A. ADR		600	34,368	0.39
			58,111	0.66
China (Cost $1,600,013)
AAC Acoustic Technologies Holdings, Inc.	HKD	28,000	64,218	0.73
Alibaba.com Ltd.	HKD	48,000	56,304	0.64
Baidu, Inc. ADR		400	56,072	0.63
Belle International Holdings Ltd.	HKD	31,000	59,815	0.68
China Lodging Group Ltd.		4,100	63,673	0.72
China Merchants Bank Co. Ltd., Class H	HKD	113,500	223,816	2.53
China Mobile Ltd.	HKD	4,500	42,883	0.48
China Modern Dairy Holdings Ltd.	HKD	234,000	55,422	0.63
China Overseas Land & Investment Ltd.	HKD	18,000	32,595	0.37
China Shenhua Energy Co. Ltd., Class H	HKD	15,500	70,960	0.80
CNOOC Ltd.	HKD	106,000	200,349	2.26
Industrial & Commercial Bank of China, Class H	HKD	297,000	182,349	2.06
Jiangxi Copper Co. Ltd., Class H	HKD	17,000	39,922	0.45
Mindray Medical International Ltd. ADR		4,100	111,930	1.27
Ping An Insurance Group Co., Class H	HKD	28,000	202,901	2.29
			1,463,209	16.54
Czech Republic (Cost $21,121)
Komercni Banka A.S.	CZK	90	17,342	0.20
			17,342	0.20
Hong Kong (Cost $235,922)
AIA Group Ltd.	HKD	26,600	80,230	0.91
ASM Pacific Technology Ltd.	HKD	5,500	60,412	0.68
Samsonite International S.A.	HKD	39,300	64,271	0.72
			204,913	2.31
Hungary (Cost $37,793)
OTP Bank PLC	HUF	1,822	28,410	0.32
			28,410	0.32
India (Cost $184,552)
ICICI Bank Ltd. ADR		2,000	74,320	0.84
Infosys Ltd. ADR		700	41,013	0.46
Tata Steel Ltd. GDR (Registered)		5,543	53,271	0.60
			168,604	1.90
Indonesia (Cost $215,442)
Aneka Tambang Tbk PT	IDR	82,000	16,328	0.19
Bank Mandiri Tbk PT	IDR	47,500	37,532	0.42
Borneo Lumbung Energi & Metal Tbk PT	IDR	328,500	37,350	0.42

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

				% of Net
	Currency(1)	Shares	Value	Assets
Indonesia - (continued)
Harum Energy Tbk PT	IDR	30,000	$25,974	0.29
Perusahaan Gas Negara PT	IDR	160,500	52,619	0.60
Semen Gresik Persero Tbk PT	IDR	16,500	17,549	0.20
			187,352	2.12
Malaysia (Cost $228,075)
CIMB Group Holdings Bhd.	MYR	29,400	72,110	0.82
Kuala Lumpur Kepong Bhd.	MYR	11,000	74,685	0.84
Petronas Chemicals Group Bhd.	MYR	29,600	61,720	0.70
			208,515	2.36
Mexico (Cost $354,111)
Alfa S.A.B. de C.V., Class A	MXN	5,400	62,921	0.71
Grupo Financiero Banorte S.A.B. de C.V., Class O	MXN	19,200	65,564	0.74
Grupo Mexico S.A.B. de C.V., Series B	MXN	46,300	128,575	1.45
Mexichem S.A.B. de C.V.	MXN	18,500	63,660	0.72
			320,720	3.62
Peru (Cost $37,787)
Credicorp Ltd.		400	43,512	0.49
			43,512	0.49
Philippines (Cost $39,064)
Metropolitan Bank & Trust	PHP	7,500	12,439	0.14
San Miguel Corp.	PHP	10,320	27,517	0.31
			39,956	0.45
Poland (Cost $42,340)
KGHM Polska Miedz S.A.	PLN	929	44,812	0.51
			44,812	0.51
Russian Federation (Cost $668,415)
Eurasia Drilling Co. Ltd. GDR (Registered)		850	19,968	0.22
Gazprom OAO ADR		19,400	224,790	2.54
Lukoil OAO ADR		3,190	184,641	2.09
Phosagro OAO GDR (Registered)		5,635	69,614	0.79
Sberbank of Russia ADR		7,212	77,529	0.88
Uralkali OJSC GDR (Registered)		900	38,728	0.44
VimpelCom Ltd. ADR		2,600	28,548	0.32
			643,818	7.28
South Africa (Cost $463,453)
Anglo American PLC	GBP	4,110	150,611	1.70
FirstRand Ltd.	ZAR	7,835	19,357	0.22
Foschini Group (The) Ltd.	ZAR	2,700	33,895	0.38
Imperial Holdings Ltd.	ZAR	2,566	37,738	0.43
Investec Ltd.	ZAR	6,500	39,671	0.45
Murray & Roberts Holdings Ltd.	ZAR	11,607	35,159	0.40
RMB Holdings Ltd.	ZAR	6,244	19,560	0.22
Sasol Ltd.	ZAR	1,272	57,450	0.65
Steinhoff International Holdings Ltd.	ZAR	11,716	34,854	0.39
			428,295	4.84
South Korea (Cost $968,411)
Amorepacific Corp.	KRW	25	28,314	0.32
Dongbu Insurance Co. Ltd.	KRW	1,220	50,859	0.58
Hyundai Heavy Industries Co. Ltd.	KRW	290	77,981	0.88
Hyundai Mobis	KRW	280	80,790	0.91
Hyundai Motor Co.	KRW	730	148,076	1.67
Korean Reinsurance Co.	KRW	2,190	29,471	0.33
LG Chem Ltd.	KRW	220	70,887	0.80
NHN Corp.	KRW	193	40,293	0.46

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

				% of Net
	Currency(1)	Shares	Value	Assets
South Korea - (continued)
POS Co.	KRW	330	$114,442	1.29
Samsung Card Co.	KRW	940	34,930	0.40
Samsung Engineering Co. Ltd.	KRW	327	66,769	0.75
Samsung Fire & Marine Insurance Co. Ltd.	KRW	340	71,976	0.81
Samsung Heavy Industries Co. Ltd.	KRW	2,460	75,668	0.86
Shinhan Financial Group Co. Ltd.	KRW	2,900	113,741	1.29
			1,004,197	11.35
Taiwan (Cost $874,229)
AU Optronics Corp.	TWD	39,000	16,818	0.19
Cathay Financial Holding Co. Ltd.	TWD	21,000	25,037	0.28
Chinatrust Financial Holding Co. Ltd.	TWD	86,000	55,999	0.63
Chroma ATE, Inc.	TWD	11,000	21,981	0.25
Chunghwa Tele Com Co. Ltd.	TWD	5,000	16,732	0.19
Delta Electronics, Inc.	TWD	29,000	67,733	0.77
Formosa Plastics Corp.	TWD	9,000	26,097	0.29
Hon Hai Precision Industry Co. Ltd.	TWD	60,000	165,136	1.87
HTC Corp.	TWD	4,000	88,946	1.00
Kinsus Inter Connect Technology Corp.	TWD	5,000	17,293	0.20
MediaTek, Inc.	TWD	6,000	63,017	0.71
Taiwan Fertilizer Co. Ltd.	TWD	12,000	30,653	0.35
Taiwan Semi Conductor Manufacturing Co. Ltd.	TWD	73,000	178,034	2.01
TPK Holding Co. Ltd.	TWD	1,824	30,627	0.35
Tripod Technology Corp.	TWD	17,000	44,509	0.50
Wan Hai Lines Ltd.	TWD	34,000	17,697	0.20
			866,309	9.79
Thailand (Cost $90,146)
Banpu PCL (Registered)	THB	2,000	41,066	0.46
Kasikornbank PCL (Registered)	THB	7,100	28,537	0.32
Siam Cement PCL (Registered)	THB	2,300	27,274	0.31
			96,877	1.09
Turkey (Cost $108,349)
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	TRY	14,314	19,229	0.22
TAV Havalimanlari Holding A/S	TRY	3,236	15,608	0.18
Turk Telekomunikasyon AS	TRY	4,617	19,517	0.22
Turkiye Garanti Bankasi A/S	TRY	18,200	63,895	0.72
			118,249	1.34
Total Common Stock (Cost $7,112,654)			6,810,456	76.97

Preferred Stock

Brazil (Cost $846,265)
Braskem S.A. ADR		4,700	84,788	0.96
Itau Unibanco Holding S.A. ADR		17,700	338,424	3.82
Petroleo Brasileiro S.A. ADR		13,004	328,871	3.72
			752,083	8.50
South Korea (Cost $414,798)
Samsung Electronics Co. Ltd. GDR(2)		1,556	449,305	5.08
			449,305	5.08
Total Preferred Stock (Cost $1,261,063)			1,201,388	13.58

Equity-Linked Securities

India (Cost $523,654)
Axis Bank Ltd., Issued by Merrill Lynch(2)		3,280	78,115	0.88

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

			% of Net
Currency(1)	Shares	Value	Assets
India - (continued)
Bharti Airtel Ltd., Issued by Merrill Lynch International	6,891	$55,445	0.63
Dewan Housing Finance Corp. Ltd., Issued by Merrill Lynch International	8,456	39,576	0.45
Jaiprakash Associates Ltd., Issued by Merrill Lynch International(2)	32,433	51,585	0.58
Maruti Suzuki India Ltd., Issued by Merrill Lynch International	2,123	49,061	0.56
Reliance Industries Ltd., Issued by CLSA Financial(2)	3,686	66,433	0.75
Strides Arcolab Ltd., Issued by Strides Arcolab	9,583	77,939	0.88
Tata Consultancy Services Ltd., Issued by CLSA Financial Products(2)	3,878	88,870	1.00
		507,024	5.73
Russian Federation (Cost $164,054)
AK Transneft OAO, Issued by Credit Suisse International	12	15,475	0.18
AK Transneft OAO, Issued by HSBC Bank PLC	11	14,186	0.16
Sberbank of Russia, Issued by HSBC Bank PLC	70,715	149,714	1.69
		179,375	2.03
Taiwan (Cost $2,175)
Cathay Financial Holding Co. Ltd., Issued by CLSA Financial Products(2)	716	865	0.01
Chinatrust Financial Holding Co. Ltd., Issued by CLSA Financial Products(2)	5,902	3,937	0.04
Hon Hai Precision Industry Co. Ltd., Issued by HSBC Bank	5,400	15,026	0.17
TPK Holding Co. Ltd., Issued by HSBC Bank PLC	50	853	0.01
Tripod Technology Corp., Issued by BNP Paribas Arbitrage	770	2,033	0.02
Wan Hai Lines Ltd., Issued by HSBC Bank PLC	1,600	838	0.01
		23,552	0.26
Total Equity-Linked Securities (Cost $689,883)		709,951	8.02

Total Investments (Total Cost $9,063,600)		8,721,795	98.57

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)		126,350	1.43

Net Assets		$8,848,145	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	All or a portion of this security is designated as 144A.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques. Following is a summary of the inputs used in valuing the Ashmore Emerging Markets Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Brazil	$867,255	$—	$—	$867,255
Chile	34,368	23,743	—	58,111
China	231,675	1,231,534	—	1,463,209
Czech Republik	—	17,342	—	17,342
Hong Kong	—	204,913	—	204,913
Hungary	—	28,410	—	28,410
India	115,333	53,271	—	168,604
Indonesia	—	187,352	—	187,352
Malaysia	—	208,515	—	208,515
Mexico	320,720	—	—	320,720
Peru	43,512	—	—	43,512
Philippines	—	39,956	—	39,956
Poland	—	44,812	—	44,812
Russian Federation	106,077	537,741	—	643,818
South Africa	—	428,295	—	428,295
South Korea	—	1,004,197	—	1,004,197
Taiwan	—	866,309	—	866,309
Thailand	—	96,877	—	96,877
Turkey	—	118,249	—	118,249
Preferred Stock
Brazil	752,083	—	—	752,083
South Korea	—	449,305	—	449,305
Equity - Linked Securities
India	—	507,024	—	507,024
Russian Federation	—	179,375	—	179,375
Taiwan	—	23,552	—	23,552
Total Investments	$2,471,023	$6,250,772	$—	$8,721,795

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

At October 31, 2011, the industry sectors for the Ashmore Emerging Markets Equity Fund were:

Percentage of

Industry	Net Assets
Consumer Discretionary	9.1%
Consumer Staples	3.6
Energy	14.0
Financials	28.8
Health Care	2.2
Industrials	5.0
Information Technology	17.7
Materials	15.8
Telecommunication Services	1.8
Utilities	0.6
Total Investments	98.6
Other Assets Less Liabilities	1.4
Net Assets	100.0%

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended October 31, 2011:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Loss on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$ (5,684)

* See note 9 in the Notes to Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2011

				% of Net

	Currency(1)	Shares	Value	Assets
Common Stock

Australia (Cost $83,666)
SouFun Holdings Ltd. ADR		9,000	$114,840	0.99
			114,840	0.99
Brazil (Cost $299,115)
Embraer S.A. ADR		4,052	112,727	0.97
Gerdau S.A. ADR		14,400	129,888	1.12
Vale S.A. ADR		4,500	114,345	0.99
			356,960	3.08
Canada (Cost $140,765)
Galway Resources Ltd.	CAD	46,500	72,308	0.63
Petrominerales Ltd.	CAD	4,885	128,891	1.11
			201,199	1.74
China (Cost $1,508,676)
3SBio, Inc. ADR		17,800	204,878	1.77
China Automation Group Ltd.	HKD	866,000	297,971	2.57
China High Precision Automation Group Ltd.	HKD	642,000	228,535	1.97
Chinasoft International Ltd.	HKD	770,000	202,351	1.75
Greatview Aseptic Packaging Co. Ltd.	HKD	669,000	245,124	2.12
Haitian International Holdings Ltd.	HKD	255,000	221,955	1.92
Intime Department Store Group Co. Ltd.	HKD	42,000	60,213	0.52
Minth Group Ltd.	HKD	218,000	223,169	1.93
Sinovac Biotech Ltd.		40,200	82,008	0.71
			1,766,204	15.26
Hong Kong (Cost $347,067)
Ports Design Ltd.	HKD	94,000	166,620	1.44
Trinity Ltd.	HKD	262,000	237,581	2.05
			404,201	3.49
Indonesia (Cost $207,788)
AKR Corporindo Tbk PT	IDR	361,500	121,636	1.05
Berlian Laju Tanker Tbk PT	IDR	4,428,000	95,089	0.82
			216,725	1.87
Malaysia (Cost $350,388)
KNM Group Bhd.	MYR	387,500	178,687	1.54
Wah Seong Corp. Bhd.	MYR	298,800	206,057	1.78
			384,744	3.32
Mexico (Cost $367,427)
Corp. GEO S.A.B. de C.V., Series B	MXN	81,100	111,482	0.97
Grupo KUO S.A.B. De C.V., Series B	MXN	150,000	196,964	1.70
Industrias CH S.A.B. de C.V., Series B	MXN	34,300	111,388	0.96
			419,834	3.63
Panama (Cost $200,967)
Copa Holdings S.A., Class A		3,400	234,838	2.03
			234,838	2.03
Philippines (Cost $381,773)
Megaworld Corp.	PHP	5,289,000	227,193	1.96
Oriental Peninsula Resources Group, Inc.	PHP	2,637,000	242,864	2.10
			470,057	4.06
South Africa (Cost $193,847)
JD Group Ltd.	ZAR	20,753	115,720	1.00
Wilson Bayly Holmes-Ovcan Ltd.	ZAR	7,700	104,745	0.91
			220,465	1.91
Thailand (Cost $353,156)
Amata Corp. PCL (Registered)	THB	482,300	170,945	1.48

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

				% of Net
	Currency(1)	Shares	Value	Assets
Thailand - (continued)
Dynasty Ceramic PCL (Registered)	THB	58,600	$104,803	0.90
Supalai PCL (Registered)	THB	293,100	119,135	1.03
			394,883	3.41
United States (Cost $200,778)
Hollysys Automation Technologies Ltd.		34,247	297,949	2.57
			297,949	2.57
Total Common Stock (Cost $4,635,413)			5,482,899	47.36

Preferred Stock

Brazil (Cost $202,605)
Itau Unibanco Holding S.A.		13,100	250,472	2.16
			250,472	2.16
Total Preferred Stock (Cost $202,605)			250,472	2.16

Equity-Linked Securities

Brazil (Cost $683,410)
Banco ABC Brasil S.A., Issued by Deutsche Bank		43,126	287,577	2.49
A.G. London
Brazil Pharma S.A., Issued by Deutsche Bank A.G. London		10,000	80,667	0.70
Estacio Participacoes S.A., Issued by Deutsche Bank		11,423	133,316	1.15
A.G. London
Mahle-Metal Leve S.A., Issued by UBS A.G.		4,600	114,943	0.99
Marcopolo S.A., Issued by UBS A.G.		56,036	248,055	2.14
			864,558	7.47
Chile (Cost $93,835)
Parque Arauco S.A., Issued by UBS A.G.		58,632	112,316	0.97
			112,316	0.97
India (Cost $915,309)
Dewan Housing Finance Corp. Ltd., Issued by Citigroup Markets(2)		44,250	206,205	1.78
Educomp Solutions Ltd., Issued by Citigroup Global Markets(2)		41,698	231,215	2.00
HT Media Ltd., Issued by Citigroup Global Markets		33,857	99,235	0.86
Indian Bank, Issued by Merrill Lynch Intl & Co.(2)		49,092	219,019	1.89
Strides Arcolab Ltd., Issued by Merrill Lynch Intl & Co.		29,339	238,594	2.06
			994,268	8.59
Saudi Arabia (Cost $49,435)
Saudi Arabian Amiantit Co., Issued by HSBC Bank PLC		12,586	49,251	0.43
			49,251	0.43
South Korea (Cost $1,490,847)
Dongbu Insurance Co. Ltd., Issued by HSBC Bank PLC		1,983	84,258	0.73
Gamevil, Inc., Issued by HSBC Bank PLC		3,392	218,292	1.89
Hana Tour Service, Inc., Issued by JP Morgan		6,557	217,430	1.88
Structured Products
Hyundai Development Co., Issued by Goldman		6,960	149,640	1.29
Sachs International
Korean Reinsurance Co., Issued by JP Morgan		17,070	230,240	1.99
Structured Products

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

			% of Net

Currency(1)	Shares	Value	Assets
South Korea - (continued)
LIG Insurance Co. Ltd., Issued by Daiwa Capital	5,840	$126,378	1.09
Markets Financia
MegaStudy Co. Ltd., Issued by HSBC Bank PLC	800	89,388	0.77
Modetour Network, Inc., Issued by JP Morgan	4,723	115,345	1.00
Structured Products
Neowiz Games Corp., Issued by Goldman	3,656	219,153	1.89
Sachs International
Youngone Corp., Issued by Goldman Sachs International	12,060	277,875	2.40
		1,727,999	14.93
Taiwan (Cost $1,569,701)
Catcher Technology Co. Ltd., Issued by CLSA Financial Products(2)	107,000	608,242	5.25
China Life Insurance Co. Ltd., Issued by Duetsche Bank	100,000	112,810	0.98
A.G. London
China Life Insurance Co. Ltd., Issued by UBS A.G.	110,000	124,089	1.07
Kinsus Interconnect Technology Corp., Issued by Nomura	63,000	221,130	1.91
Bank International
Nan Ya Printed Circuit Board Corp., Issued by Daiwa	73,000	215,452	1.86
Capital Markets Financia
Tripod Technology Corp., Issued by Barclays Bank PLC	4,000	10,563	0.09
TXC Corp., Issued by Nomura Bank International	168,000	200,760	1.74
Wan Hai Lines Ltd., Issued by Daiwa Capital	321,000	168,987	1.46
Markets Financia
		1,662,033	14.36
Turkey (Cost $286,264)
Anadolu Cam Sanayii A/S, Issued by Royal Bank of	57,595	104,247	0.90
Scotland PLC
Bizim Toptan Satis Magazalari A/S, Issued by Royal Bank	8,430	108,157	0.93
of Scotland PLC
DO & CO Restaurants & Catering A.G., Issued by Royal	2,789	111,058	0.96
Bank of Scotland PLC
		323,462	2.79
United Arab Emirates (Cost $50,058)
Drake & Scull International Qatar LLC, Issued by Royal	228,993	52,669	0.45
Bank of Scotland PLC
		52,669	0.45
Total Equity-Linked Securities (Cost $5,138,859)		5,786,556	49.99

Total Investments (Total Cost $9,976,877)		11,519,927	99.51

Other Assets Less Liabilities (See Statements of Assets and Liabilities for		56,484	0.49
further detail)

Net Assets		$11,576,411	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	All or a portion of this security is designated as 144A.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques. Following is a summary of the inputs used in valuing the Ashmore Emerging Markets Small-Cap Equity Fund’s investments, which are carried at fair value, as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Australia	$114,840	$—	$—	$114,840
Brazil	356,960	—	—	356,960
Canada	201,199	—	—	201,199
China	286,886	1,479,318	—	1,766,204
Hong Kong	—	404,201	—	404,201
Indonesia	—	216,725	—	216,725
Malaysia	—	384,744	—	384,744
Mexico	419,834	—	—	419,834
Panama	234,838	—	—	234,838
Philippines	—	470,057	—	470,057
South Africa	—	220,465	—	220,465
Thailand	—	394,883	—	394,883
United States	297,949	—	—	297,949
Preferred Stocks
Brazil	250,472	—	—	250,472
Equity - Linked Securities
Brazil	—	864,558	—	864,558
Chile	—	112,316	—	112,316
India	—	994,268	—	994,268
Saudi Arabia	—	49,251	—	49,251
South Korea	—	1,727,999	—	1,727,999
Taiwan	—	1,662,033	—	1,662,033
Turkey	—	323,462	—	323,462
United Arab Emirates	—	52,669	—	52,669
Total Investments	$2,162,978	$9,356,949	$—	$11,519,927

At October 31, 2011, the industry sectors for the Ashmore Emerging Markets Small-Cap Equity Fund were:

Percentage of

Industry	Net Assets
Consumer Discretionary	18.9%
Consumer Staples	1.6
Energy	4.5
Financials	26.3
Health Care	4.5
Industrials	18.2
Information Technology	16.7
Materials	8.8
Total Investments	99.5
Other Assets Less Liabilities	0.5
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2011

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended October 31, 2011:

Derivatives Not Accounted

for as Hedging Instruments
Foreign

Exchange

Realized Gain on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$4,331

* See note 9 in the Notes to Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS

As of October 31, 2011

1. Organization

Ashmore Funds (the “Trust”) is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on August 6, 2010 (inception date) and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as an open-end investment management company. The Trust includes seven funds as of October 31, 2011, each with its own investment objective. The Ashmore Emerging Markets Corporate Debt, Ashmore Emerging Markets Local Currency Bond, Ashmore Emerging Markets Local Currency, Ashmore Emerging Markets Sovereign Debt, Ashmore Emerging Markets Total Return, Ashmore Emerging Markets Equity and Ashmore Emerging Markets Small-Cap Equity Funds (each a “Fund” and collectively, the “Funds”) are separate investment funds of the Trust. Each of the Funds, except Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund, are non-diversified. Non-diversified funds may invest a relatively large portion of their net assets in a single issuer or a small number of issuers in comparison to a fund that is “diversified.” Each of the Funds is presented herein.

On December 8, 2010, the Ashmore Emerging Markets Corporate Debt, Ashmore Emerging Markets Local Currency Bond, Ashmore Emerging Markets Local Currency, Ashmore Emerging Markets Sovereign Debt and Ashmore Emerging Markets Total Return Funds commenced investment operations. From August 6, 2010 through December 7, 2010, these five Funds did not have any operations other than those actions relating to organizational matters, including the sale of 2,000 shares of each of these five Funds for cash in the amount of $10.00 per share, or $20,000 for each of these five Funds. Effective May 12, 2011, Ashmore Emerging Markets Corporate Debt, Ashmore Emerging Markets Local Currency Bond, Ashmore Emerging Markets Local Currency, Ashmore Emerging Markets Sovereign Debt and Ashmore Emerging Markets Total Return Funds began to offer Class A and C shares (“Retail Shares”). On June 22, 2011, the Ashmore Emerging Markets Equity Fund – Institutional Class commenced investment operations. On October 4, 2011, the Ashmore Emerging Markets Small-Cap Equity Fund – Institutional Class commenced investment operations. On September 30, 2011, the Ashmore Emerging Markets Equity and Ashmore Emerging Markets Small-Cap Equity Funds launched Class A and C shares, however, these share classes were not seeded during the reporting period.

Ashmore Investment Management Limited (“Ashmore” or the “Investment Manager” or “AIML”) serves as investment manager to the Funds. Ashmore Investment Management (US) Corporation (“AIMUS”) is the principal underwriter of shares of the Funds. AIMUS is an affiliate of the Investment Manager. The Northern Trust Company (“Northern Trust”) serves as the administrator, custodian and transfer agent of the Funds.

2. Significant accounting policies

The significant accounting policies adopted and consistently followed in the preparation of the Funds’ financial statements are set out below:

(a) Basis of preparation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(b) Use of estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. These financial statements contain all adjustments which are, in the opinion of fund management, necessary to portray a fair statement of the period presented. Such adjustments are normal and recurring in nature. Valuation models used to determine the fair value of unlisted derivative instruments may require the use of a number of assumptions.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2011

(c) Determination of Net Asset Value

The net asset value (“NAV”) of a Fund’s shares is calculated at the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open for regular trading.

(d) Investment valuation

For the purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of closing prices or the last reported sales prices on an exchange or other market, or if no sales are reported, based on quotes or other market information obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign debt securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain debt securities purchased on a delayed delivery basis are marked-to-market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end management investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

If the Investment Manager believes a non-U.S. (foreign) security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures approved by the Board of Trustees of the Trust, (the “Board”). A Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments by reference to other securities, indices or assets. The Funds may use fair value pricing more frequently for foreign securities or assets because, among other things, many foreign markets close well before the NAV of the Funds’ shares is next calculated. In considering whether fair value pricing is required and in determining fair values, the Investment Manager may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the values of a Fund’s portfolio investments being affected when you are unable to buy, sell or exchange shares of the Fund.

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2011

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. Foreign exchange rates are calculated as of 4:00 p.m. Eastern time on each day that the NYSE is open for regular trading. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares of the Funds. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Investment Manager or the Subadviser, as applicable, the responsibility for applying the valuation methods.

In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the Board approved valuation methods, the fair value of the security or asset will be determined in good faith by the Board, generally based upon recommendations provided by the Investment Manager and the Subadviser, as applicable. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to a Fund’s NAV calculation time, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. A Fund may also determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Board has delegated to the Investment Manager and the Subadviser, as applicable, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine the NAV of its shares, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at its direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security or asset. While the Funds’ policies are intended to result in a calculation of each Fund’s NAV that fairly reflects security and asset values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security or asset if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund for purposes of calculating the NAV of the Fund’s shares.

(e) Investment transactions, income and expenses

Investment transactions are recorded at the trade date. The Funds determine the gain or loss realized from investment transactions using an identified cost basis method. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts using the effective yield method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as such information is available.

Expenses are recorded on an accrual basis. Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2011

(f) Fully funded total return swaps

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. Certain Funds enter into fully funded total return swaps (“TRS”) to manage their exposure to the market or certain sectors of the market, or to create exposure to certain investments to which they are otherwise not exposed. TRS contracts involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive a net amount based on the change in the fair value of a particular security or index and a specified notional amount.

Where a Fund enters into a TRS transaction with a swap counterparty, pursuant to which the Fund makes an initial payment equal to the estimated value of an emerging market debt security, loan or other financial instrument, the TRS are considered investments for financial statement purposes and are accounted for using the same policies as would apply to the underlying assets they represent.

(g) Equity-Linked Securities

Certain Funds purchased equity-linked securities, also known as participation notes. Equity-linked securities are primarily used by the Funds as an alternate means to more efficiently and effectively access what is generally an emerging securities market. A Fund deposits cash with its custodian (or broker) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, a Fund might be unable to obtain its expected benefit. In addition, while the Funds will seek to enter into such transactions only with parties that are capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty, at any time prior to the end of the term of the underlying agreement.

(h) Organizational and Offering Costs

Organization costs were recognized as expenses as incurred and consist of costs incurred to establish the Trust and enable it legally to do business. These expenses were paid by the Funds, and the Investment Manager has agreed to reimburse the Funds for these expenses, subject to potential recovery (see Note 10).

Offering costs include legal fees regarding the preparation of the initial registration statement. Offering costs are amortized over twelve months from the commencement of operations on a straight-line basis.

3. Principal risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a summary description of select principal risks some of which may not apply to a particular Fund. For more information, please see the Funds’ prospectus.

Convertible Securities Risk

Securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities and the risk of changing in value at a different rate than the underlying stocks. Convertible securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Counterparty and Third Party Risk

Transactions involving a counterparty to a derivative or other instrument, or to a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2011

Credit Risk

The Funds could lose money if the issuer or guarantor of a debt security or other instrument is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument.

Currency Management Strategies Risk

Currency management strategies, including the use of forward currency contracts and other derivatives, may substantially change the Funds’ exposure to currencies and currency exchange rates and could result in losses to the Funds if currencies do not perform as the Investment Manager anticipates.

Currency Risk

Foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Funds’ investments in foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies.

Derivatives Risk

Investing in derivative instruments may be considered risky and involves correlation, documentation, interest rate, leverage, liquidity, market, management, interest rate and valuation risks and the risk of losing more than the principal amount invested.

Emerging Markets Risk

Compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, greater custody risk, and certain special risks associated with smaller companies.

Equity Securities Risk

Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Focused Investment Risk

Focusing a fund’s investments in a limited number of issuers, sectors or industries increases risk and the volatility of the value of a fund’s shares. The Funds may be particularly susceptible to economic, political, regulatory or other events affecting the issuers, sectors or industries to the extent it focuses its investments.

Foreign Investment Risk

Investments in foreign (non-U.S.) issuers, directly or through use of depositary receipts, may be negatively affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding taxes, and investing in foreign securities may result in the Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers.

Geographic Focus Risk

The Funds may be particularly susceptible to economic, political or regulatory events affecting those countries or regions in which the Funds focus their investments.

High Yield Risk

Below investment grade securities and unrated securities of similar credit quality (commonly known as “high yield” securities or “junk bonds”) are subject to greater levels of credit and liquidity risks than higher quality securities, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2011

Inflation/Deflation Risk

The value of the Funds’ investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Funds invest and an increase in the likelihood of issuer defaults.

Interest Rate Risk

Debt and other securities and instruments may decline in value due to changes in interest rates, the extended duration of principal payments at below-market interest rates, and/or prepayment.

Investments in Pooled Vehicles Risk

Investing in another investment company or pooled vehicle subjects the Funds to that company’s risks, and, in general, to a pro rata portion of that company’s fees and expenses in addition to fees and expenses charged by the Funds.

IPO Risk

Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in small companies and often to a heightened degree, their values may be highly volatile, they have no trading history and information about the issuer may have been available for only limited periods.

Issuer Non-Diversification Risk

The Ashmore Emerging Markets Corporate Debt, Ashmore Emerging Markets Local Currency Bond, Ashmore Emerging Markets Local Currency, Ashmore Emerging Markets Sovereign Debt, Ashmore Emerging Markets Total Return Funds are “non-diversified” and are therefore more susceptible to the risks of focusing investments in a small number of issuers, industries or foreign currencies, and the risks of a single economic, political or regulatory occurrence, than funds that are “diversified”.

Issuer Risk

The value of a security or instrument may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Large Shareholder Risk

Shareholders of the Funds, such as institutional investors, may disrupt the efficient management of the Funds’ operations by purchasing or redeeming Fund shares in large amounts.

Leverage Risk

Use of leverage, including through borrowings, derivatives and reverse repurchase agreements, will increase volatility of the Funds’ investment portfolio and magnify the Funds’ investment losses or gains.

Limited Operating History Risk

The Funds have a limited operating history for investors to evaluate and may not achieve desired asset levels to maximize investment and operational efficiencies.

Liquidity Risk

Illiquid securities and other instruments may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times.

Management Risk

The Funds’ investment returns depend on the ability of the Investment Manager to manage the Funds’ portfolio successfully; there is a risk that the Investment Manager may be incorrect in its analysis of economic trends, currencies, countries, industries, companies, and the relative attractiveness of asset classes or other matters.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2011

Market Risk

The value of securities and instruments owned by the Funds may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas.

Mortgage-Backed and Asset-Backed Risk

Payments on the underlying assets, whether they be mortgages or other obligations, may be delayed, prepaid, subordinated or defaulted on; rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates.

Over-the-Counter Risk

Securities and derivatives traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Funds in over-the-counter transactions may include an undisclosed dealer markup.

Portfolio Turnover Risk

If the Funds frequently trade their securities, this will increase transaction costs, may result in taxable capital gains, and may reduce the Funds’ investment performance.

Small and Mid-Sized Companies Risk

Investments in securities issued by small and mid-sized companies tend to be more vulnerable to adverse developments than larger companies, and may present increased volatility and liquidity risk.

Valuation Risk

Certain securities and instruments may be difficult to value, and to the extent the Funds sell a security or instrument at a price lower than that used to value the security, their net asset value will be adversely affected.

4. Fair value measurements

U.S. GAAP includes a topic which establishes a hierarchy for NAV determination purposes in which various inputs are used in determining the value of each Fund’s assets or liabilities. This topic defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. This may include the pricing model and/or the inputs to the pricing model used in the valuation technique. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2011

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their discretion that are used in determining the fair market value of investments.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency securities, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued based on evaluations provided by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities, equity linked notes and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments and derivatives classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include private equity and real estate investments, certain loan agreements, less-liquid corporate debt securities (including distressed debt instruments) and certain collateralized debt obligations. Also included in this category are options, government and sovereign obligations, government agency securities and corporate bonds for which independent broker prices are used and information relating to the inputs of the price models is currently unavailable.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2011

5. Capital share transactions

Transactions in Class A shares for the period ended October 31, 2011, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase in Shares	Net Increase in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	100	$1,000	3	$25	-	$-	103	$1,025
Ashmore Emerging Markets Local Currency Bond Fund	30,281	301,311	2	15	-	-	30,283	301,326
Ashmore Emerging Markets Local Currency Fund	102	1,020	-	1	(2)	(20)	100	1,001
Ashmore Emerging Markets Sovereign Debt Fund	100	1,000	1	13	-	-	101	1,013
Ashmore Emerging Markets Total Return Fund	53,536	537,267	756	7,214	-	-	54,292	544,481
Transactions in Class C shares for the period ended October 31, 2011, were as follows:
Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase in Shares	Net Increase in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	100	$1,000	2	$23	-	$-	102	$1,023
Ashmore Emerging Markets Local Currency Bond Fund	100	1,001	1	13	-	-	101	1,014
Ashmore Emerging Markets Local Currency Fund	100	1,000	-	1	-	-	100	1,001
Ashmore Emerging Markets Sovereign Debt Fund	100	1,000	1	11	-	-	101	1,011
Ashmore Emerging Markets Total Return Fund	100	1,000	1	11	-	-	101	1,011

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2011

Transactions in Institutional Class shares for the period ended October 31, 2011, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase in Shares	Net Increase in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	1,195,815	$11,975,000	58,094	$568,519	-	$-	1,253,909	$12,543,519
Ashmore Emerging Markets Local Currency Bond Fund	6,501,578	64,920,034	131,146	1,344,782	(227,796)	(2,213,473)	6,404,928	64,051,343
Ashmore Emerging Markets Local Currency Fund	4,935,419	49,534,750	84,850	846,857	(2,492,983)	(22,675,890)	2,527,286	27,705,717
Ashmore Emerging Markets Sovereign Debt Fund	3,020,202	30,000,000	35,627	351,222	-	-	3,055,829	30,351,222
Ashmore Emerging Markets Total Return Fund	10,508,862	105,425,000	218,678	2,139,160	-	-	10,727,540	107,564,160
Ashmore Emerging Markets Equity Fund	1,000,000	$10,000,000	4,382	$33,827	-	$-	1,004,382	$10,033,827
Ashmore Emerging Markets Small-Cap Equity Fund	1,000,000	10,000,000	-	-	-	-	1,000,000	10,000,000

Capital shares

Class A or Class C shares are issued at the Fund’s relevant NAV per share plus any applicable sales charge for Class A shares. Institutional Class shares are issued at the Fund’s relevant NAV per share without a sales charge. Shares confer upon the holders the right to receive notice of and attend, speak and vote at general meetings of the Funds. The shares confer upon the holders the right to any or all dividends or distributions which the Trustees in their sole discretion may from time to time resolve to make or declare.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2011

6. Investment transactions

For the period ended October 31, 2011, the aggregate costs of purchases and proceeds from sales of investments (including TRS and excluding short-term investments) for the Funds were as follows

Fund	Purchases	Sales
Ashmore Emerging Markets Corporate Debt Fund	$14,373,159	$2,386,460
Ashmore Emerging Markets Local Currency Bond Fund	51,663,852	9,533,413
Ashmore Emerging Markets Local Currency Fund	1,410,687	353,950
Ashmore Emerging Markets Sovereign Debt Fund	30,598,601	1,078,186
Ashmore Emerging Markets Total Return Fund	116,279,533	20,014,876
Ashmore Emerging Markets Equity Fund	16,816,568	6,899,980
Ashmore Emerging Markets Small-Cap Equity Fund	12,237,795	2,320,962

7. Federal income taxes

No provision for U.S. federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For financial reporting purposes the Funds may periodically make reclassifications among components of capital accounts to reflect permanent differences between U.S. GAAP and taxable income. The reclassifications have no impact on the net assets of the Funds. As of October 31, 2011, the following reclassifications were made to the Statement of Net Assets:

Fund	Paid-in Capital	Accumulated Undistributed Net Realized Gain/Loss	Undistributed Net Investment Income
Ashmore Emerging Markets Corporate Debt Fund	$-	$1,530	$(1,530)
Ashmore Emerging Markets Local Currency Bond Fund	-	94,237	(94,237)
Ashmore Emerging Markets Local Currency Fund	(2,682,993)	2,403,941	279,052
Ashmore Emerging Markets Sovereign Debt Fund	-	(5,627)	5,627
Ashmore Emerging Markets Total Return Fund	-	1,125,993	(1,125,993)
Ashmore Emerging Markets Equity Fund	-	(9,781)	9,781
Ashmore Emerging Markets Small-Cap Equity Fund	-	(6,872)	6,872

At October 31, 2011, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Fund	October 31, 2019
Ashmore Emerging Markets Corporate Debt Fund	$-
Ashmore Emerging Markets Local Currency Bond Fund	-
Ashmore Emerging Markets Local Currency Fund	(4,413)
Ashmore Emerging Markets Sovereign Debt Fund	(9,443)
Ashmore Emerging Markets Total Return Fund	(189,216)

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2011

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules affecting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending October 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be greater likelihood that all or a portion of a Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers.

The following Fund launched after the enactment date of December 22, 2010, and therefore such Fund’s capital loss carryforward does not expire.

Fund	Short-Term Capital Loss Carryforward
Ashmore Emerging Markets Equity Fund	$(763,427)

The Funds in the above two tables may offset future capital gains with these capital loss carryforwards.

The Funds are subject to the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740-10, Income Taxes. This standard provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial statements. The Funds recognize the tax benefits of uncertain tax positions only where the position is more-likely-than-not (i.e. greater than 50-percent) to be sustained assuming examination by a tax authority based on the technical merits of the position. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Funds’ financial statements. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the statement of operations if the tax positions were deemed not to meet the more-likely-than-not threshold. The Funds analyze all open tax years for all major taxing jurisdictions. Open tax years are those that are open to examination by taxing authorities, as defined by the Statute of Limitations in each jurisdiction. The Funds have no examinations by tax authorities in progress. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of October 31, 2011, the components of distributable taxable earnings, including temporary differences, are as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses and Other	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earning (Deficit)
Ashmore Emerging Markets Corporate Debt Fund	$90,884	$(41,130)	$(769,056)	$(719,302)
Ashmore Emerging Markets Local Currency Bond Fund	-	198,578	(701,617)	(503,039)
Ashmore Emerging Markets Local Currency Fund	-	(177,402)	(254,206)	(431,608)
Ashmore Emerging Markets Sovereign Debt Fund	18,935	(35,011)	197,649	181,573
Ashmore Emerging Markets Total Return Fund	-	(152,116)	(4,237,402)	(4,389,518)
Ashmore Emerging Markets Equity Fund	16,799	(763,305)	(439,176)	(1,185,682)
Ashmore Emerging Markets Small-Cap Equity Fund	38,656	-	1,537,755	1,576,411

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2011

The taxable character of distributions paid during the fiscal period ended October 31, 2011, were as follows:

	Distributions From
				Total
	Ordinary	Long-Term	Return of	Distributions
Fund	Income	Capital Gains	Capital	Paid
Ashmore Emerging Markets Corporate Debt Fund	$660,384	$-	$-	$660,384
Ashmore Emerging Markets Local Currency Bond Fund	1,481,344	-	1,034,126	2,515,470
Ashmore Emerging Markets Local Currency Fund	-	-	948,703	948,703
Ashmore Emerging Markets Sovereign Debt Fund	413,236	-	-	413,236
Ashmore Emerging Markets Total Return Fund	1,070,336	-	1,263,657	2,333,993
Ashmore Emerging Markets Equity Fund	46,475	-	-	46,475
Ashmore Emerging Markets Small-Cap Equity Fund	-	-	-	-

At October 31, 2011, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Fund	Cost Basis of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) on Investments

Ashmore Emerging Markets Corporate Debt Fund	$12,124,819	$124,624	$(893,680)	$(769,056)
Ashmore Emerging Markets Local Currency Bond Fund	42,620,889	990,545	(1,692,162)	(701,617)
Ashmore Emerging Markets Local Currency Fund	2,134,324	-	(254,206)	(254,206)
Ashmore Emerging Markets Sovereign Debt Fund	29,411,293	421,882	(224,233)	197,649
Ashmore Emerging Markets Total Return Fund	96,383,463	1,045,692	(5,283,094)	(4,237,402)
Ashmore Emerging Markets Equity Fund	9,160,971	272,553	(711,729)	(439,176)
Ashmore Emerging Markets Small-Cap Equity Fund	9,982,172	1,551,181	(13,426)	1,537,755

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

8. Distributions to shareholders

The Ashmore Emerging Markets Corporate Debt, Ashmore Emerging Markets Local Currency Bond, Ashmore Emerging Markets Local Currency, Ashmore Emerging Markets Sovereign Debt and Ashmore Emerging Markets Total Return Funds declare distributions of their net investment income daily and pay such distributions monthly. The Ashmore Emerging Markets Equity and Ashmore Emerging Markets Small-Cap Equity Funds declare and pay distributions of their net investment income at least quarterly.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2011

Distributions of net realized capital gains, if any, are declared and paid at least annually. The Funds may also make a special distribution to comply with federal tax requirements. Income dividends and capital gains distributions determined in accordance with federal income tax regulations may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal period in which income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of foreign currency transactions and swap transactions. As a result, income dividends and capital gain distributions declared during a fiscal period for federal tax purposes may differ significantly from the net investment income and realized capital gain reported on each Fund’s financial statements presented under U.S. GAAP. In general, to the extent that any differences which are permanent in nature result in over distributions to shareholders, the amount of the over distribution may be reported as return of capital. Temporary differences do not require reclassification. See Note 7 for further details.

9. Derivative instruments and hedging activities

FASB ASC Topic 815-10 (“Topic 815-10”), Disclosures about Derivative Instruments and Hedging Activities, improves financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

None of the derivatives held in the Funds have been designated as hedging instruments under Topic 815-10. A discussion of these strategies of these derivatives and counterparty credit risk can be found below.

In accordance with Topic 815-10, the Funds record their trading-related derivative activities on a fair value basis (as described in Note 2). Fair values represent the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

The following disclosures contain information on the following; how and why the Funds use derivative financial instruments; the credit-risk-related contingent features in certain derivative financial instruments; and how derivative financial instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value of these instruments on the Statements of Assets and Liabilities and the realized, and changes in unrealized, gains and losses on the Statements of Operations, are included in a table in the Schedules of Investments and categorized by type of financial derivative contract.

(a) Options

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. The Funds entered into options to speculate on the price movements of the financial instrument underlying the option, or for use as an economic hedge against certain equity positions held in a Fund’s portfolio holdings. Option contracts give a Fund the right, but not the obligation, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices.

Options written obligate a Fund to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices. Options written by a Fund may expose a Fund to the market risk of an unfavorable change in the financial instrument underlying the written option.

A Fund is exposed to counterparty risk from the potential that a seller of an option contract does not sell or purchase the underlying asset as agreed under the terms of the option contract. The maximum risk of loss from counterparty risk to a Fund is the fair value of the contracts and the premiums paid to purchase its open option contracts. A Fund considers the credit risk of the intermediary counterparties to its option transactions in evaluating potential credit risk.

Gains and losses associated with the valuation of options are recognized at fair value as the net change in unrealized appreciation/(depreciation) on investments in securities in the Statements of Operations. The premium on purchased put options exercised is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining the realized gain or loss. The premium on purchased call options exercised is added to the cost of the securities or foreign currency purchased. Premiums paid on the purchase of options that expire unexercised are recorded as realized losses and are reflected in net realized gain/(loss) on investments in securities in the Statements of Operations.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2011

As of October 31, 2011 there were no options held in the Funds.

(b) Forward foreign currency exchange contracts

A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time the contract is made. The Funds entered into a forward foreign currency exchange contract in connection with settling planned purchases or sales of securities or as part of an investment strategy. All forward foreign currency exchange contracts are valued daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in net realized gain/(loss) on forward foreign exchange contracts in the Statements of Operations.

Risks arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds bear market risk from changes in foreign currency exchange rates and credit risk if the counterparty fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 11.

For the period ended October 31, 2011, the Ashmore Emerging Markets Corporate Debt, Ashmore Emerging Markets Local Currency Bond, Ashmore Emerging Markets Local Currency, Ashmore Emerging Markets Sovereign Debt, Ashmore Emerging Markets Total Return, Ashmore Emerging Markets Equity and Ashmore Emerging Markets Small-Cap Equity Funds had an average notional exposure of $10,290,800, $126,185,526, $96,678,333, $51,410, $51,412,395, $109,951, and $851,019, respectively, related to forward foreign currency contracts.

(c) Interest rate swaps

During the reporting period, certain Funds entered into interest rate swaps, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the Funds’ exposure to interest rates. A Fund enters into an interest rate swap agreement to manage its exposure to interest rates. Interest rate swaps are marked to market daily and the change, if any, is recorded as unrealized gain or loss. Payments made or received are recorded as part of realized gains and losses. Certain Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligations to perform.

Interest rate swaps are recorded at their fair value. The fair value is based on quoted market prices or prices obtained from a third party provider at the date of the Statements of Assets and Liabilities, without any deduction for estimated future selling costs. The periodic payments on the swap agreements entered into by the Funds are reflected in the Statement of Operations within net realized gain/(loss) on interest rate swap contracts. Unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities. Changes in the fair value are reflected in the Statements of Operations within net change in unrealized appreciation/(depreciation) on interest rate swap contracts in the period in which they occur.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2011

For the period ended October 31, 2011, the Ashmore Emerging Markets Local Currency Bond and Ashmore Emerging Markets Total Return Funds had an average notional exposure of $5,335,668 and $3,243,022, respectively, related to interest rate swap contracts.

10. Related parties

Investment management fees

The Trust has an Investment Management Agreement (the “Agreement”) with the Investment Manager, with whom certain officers and directors of the Trust are affiliated, to furnish investment management services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Investment Manager for its investment management services at the following rates, based on each Fund’s average daily net assets:

Fund	Rate
Ashmore Emerging Markets Corporate Debt Fund	1.15%
Ashmore Emerging Markets Local Currency Bond Fund	0.95%
Ashmore Emerging Markets Local Currency Fund	0.85%
Ashmore Emerging Markets Sovereign Debt Fund	0.90%
Ashmore Emerging Markets Total Return Fund	1.00%
Ashmore Emerging Markets Equity Fund	1.15%
Ashmore Emerging Markets Small-Cap Equity Fund	1.50%

The Investment Manager has contractually agreed to waive its fees or reimburse each Fund for other expenses until the dates indicated in the first table below, to the extent that total operating expenses (other than acquired fund fees and expenses, interest expense, taxes, extraordinary expenses and certain credits and offset arrangements) for each class of shares of each Fund exceed the following rates (in the second table below), based on each Fund’s average daily net assets. The expense limitation arrangement may be terminated by the Board at any time.

Fund	Class A and C	Institutional Class
Ashmore Emerging Markets Corporate Debt Fund	February 20, 2012	November 24, 2011
Ashmore Emerging Markets Local Currency Bond Fund	February 20, 2012	November 24, 2011
Ashmore Emerging Markets Local Currency Fund	February 20, 2012	November 24, 2011
Ashmore Emerging Markets Sovereign Debt Fund	February 20, 2012	November 24, 2011
Ashmore Emerging Markets Total Return Fund	February 20, 2012	November 24, 2011
Ashmore Emerging Markets Equity Fund	--	June 15, 2012
Ashmore Emerging Markets Small-Cap Equity Fund	--	September 30, 2012

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2011

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Corporate Debt Fund	1.45%	2.20%	1.17%
Ashmore Emerging Markets Local Currency Bond Fund	1.25%	2.00%	0.97%
Ashmore Emerging Markets Local Currency Fund	1.15%	1.90%	0.87%
Ashmore Emerging Markets Sovereign Debt Fund	1.20%	1.95%	0.92%
Ashmore Emerging Markets Total Return Fund	1.30%	2.05%	1.02%
Ashmore Emerging Markets Equity Fund	—	—	1.17%
Ashmore Emerging Markets Small-Cap Equity Fund	—	—	1.52%

Any such waiver or reimbursement is subject to the Investment Manager’s right to recover amounts waived or reimbursed to the extent actual fees and expenses for a future fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Investment Manager shall only be entitled to recover such amounts waived or reimbursed during the previous three fiscal years. The total amount subject to recovery in future years is $288,226 for Ashmore Emerging Markets Corporate Debt Fund, $317,796 for Ashmore Emerging Markets Local Currency Bond Fund, $301,223 for Ashmore Emerging Markets Local Currency Fund, $284,198 for Ashmore Emerging Markets Sovereign Debt Fund, $314,416 for Ashmore Emerging Markets Total Return Fund, $136,121 for Ashmore Emerging Markets Equity Fund and $111,464 for Ashmore Emerging Markets Small-Cap Equity Fund.

Subadviser fees

The Investment Manager has retained Ashmore EMM, L.L.C. (the “Subadviser”) to manage the investment portfolios of Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund. The Subadviser is responsible for managing the investment of the Funds’ assets, subject to the general oversight and supervision of the Investment Manager and the Board. For the services provided, the Investment Manager pays the Subadviser at the following rates, based on each Fund’s average daily net assets:

Fund	Institutional Class
Ashmore Emerging Markets Equity Fund	0.92%
Ashmore Emerging Markets Small-Cap Equity Fund	1.20%

Distribution fees

The Funds have adopted Amended Plans of Distribution and Servicing Fees pursuant to Rule12b-1 under the 1940 Act (“Distribution and Servicing Fee Plans”). Under the Distribution and Servicing Fee Plans, each of the Funds may pay fees to the distributor on an ongoing basis as compensation for the services the distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). Class A and C shares each have a separate 12b-1 Plan. Class A shares pay only servicing fees. Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares):

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2011

	Servicing Fee	Distribution Fee
Class A shares	0.25%	None
Class C shares	0.25%	0.75%
Investor Ownership

On November 19, 2010, Ashmore Emerging Markets Corporate Debt, Ashmore Emerging Markets Local Currency Bond, Ashmore Emerging Markets Local Currency, Ashmore Emerging Markets Sovereign Debt and Ashmore Emerging Markets Total Return Funds were seeded. On June 22, 2011, Ashmore Emerging Markets Equity Fund was seeded. On October 4, 2011, Ashmore Emerging Markets Small-Cap Equity Fund was seeded. Each of the Funds was seeded by Ashmore Investments UK Limited, the parent of the Investment Manager. Ashmore Investments UK Limited seeded each Fund with $10 million, except the Ashmore Emerging Markets Total Return Fund, which was seeded with $20 million.

As of October 31, 2011, Ashmore Investments UK Limited owned the following percentages of outstanding shares of each Fund:

Fund	Institutional Class
Ashmore Emerging Markets Corporate Debt Fund	83.92%
Ashmore Emerging Markets Local Currency Bond Fund	16.43%
Ashmore Emerging Markets Local Currency Fund	42.39%
Ashmore Emerging Markets Sovereign Debt Fund	33.89%
Ashmore Emerging Markets Total Return Fund	19.64%
Ashmore Emerging Markets Equity Fund	68.03%
Ashmore Emerging Markets Small-Cap Equity Fund	100.00%

In addition to Ashmore Investments UK Limited ownership, shown in the table above, the following Funds had other investors owning greater than 5% of the outstanding shares of such Fund: one investor owned 100.00% of the outstanding shares of the Ashmore Emerging Markets Corporate Debt Fund - Class A and Class C, one investor owned 12.18% of the outstanding shares of the Ashmore Emerging Markets Corporate Debt Fund - Institutional Class, one investor owned 100.00% of the outstanding shares of the Ashmore Emerging Markets Local Currency Fund - Class A and Class C, two investors each owned 24.55% and 8.11%, respectively, of the outstanding shares of the Ashmore Emerging Markets Local Currency Fund - Institutional Class, one investor owned 99.66% of the outstanding shares of the Ashmore Emerging Markets Local Currency Bond Fund - Class A, one investor owned 100.00% of the outstanding shares of the Ashmore Emerging Markets Local Currency Bond Fund - Class C, four investors each owned 22.92%, 38.83%, 5.49% and 13.01%, respectively, of the outstanding shares of the Ashmore Emerging Markets Local Currency Bond Fund - Institutional Class, one investor owned 100.00% of the outstanding shares of the Ashmore Emerging Markets Sovereign Debt Fund - Class A and Class C, one investor owned 66.11% of the outstanding shares of the Ashmore Emerging Markets Sovereign Debt Fund - Institutional Class, one investor owned 99.81% of the outstanding shares of the Ashmore Emerging Markets Total Return Fund - Class A, one investor owned 100.00% of the outstanding shares of the Ashmore Emerging Markets Total Return Fund - Class C, three investors each owned 18.76%, 47.16% and 9.35%, respectively, of the outstanding shares of the Ashmore Emerging Markets Total Return Fund – Institutional Class, and three investors owned 16.94%, 10.02% and 5.01%, respectively, of the outstanding shares of the Ashmore Emerging Markets Equity Fund.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2011

11. Financial instruments with off-balance sheet risk and concentration of credit risk

Derivative financial instruments may result in off-balance sheet market and credit risk. Market risk is the possibility that future changes in market price may make a financial instrument less valuable. If the markets should move against one or more positions that the Funds hold, the Funds could incur losses greater than the unrealized amounts recorded in the Statements of Assets and Liabilities.

Credit risk is the risk that the counterparty will default and fail to fulfill the terms of the agreement.

Derivative risk exposures are discussed in Note 9.

12. Recent accounting pronouncements

On May 12, 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”), modifying ASC 820. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU 2011-04 requires reporting entities to disclose 1) the amounts of and reasons for any transfers between Level 1 and Level 2, and 2) for Level 3 fair value measurements: a) quantitative information about significant unobservable inputs used, b) a description of the valuation procedures used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU 2011-04 is for annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this requirement and the impact it will have to the Funds’ financial statement disclosures.

13. Subsequent events

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

ASHMORE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Ashmore Funds:

We have audited the accompanying statements of assets and liabilities of Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Local Currency Fund, Ashmore Emerging Markets Sovereign Debt Fund, Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Equity Fund, and Ashmore Emerging Markets Small-Cap Equity Fund (“Funds” within Ashmore Funds), including the schedules of investments, as of October 31, 2011, and the related statements of operations and changes in net assets for the period November 19, 2010 (initial capitalization of the Funds) to October 31, 2011 for the Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Local Currency Fund, Ashmore Emerging Markets Sovereign Debt Fund and Ashmore Emerging Markets Total Return Fund, the period June 22, 2011 to October 31, 2011 for the Ashmore Emerging Markets Equity Fund and the period October 4, 2011 to October 31, 2011 for the Ashmore Emerging Markets Small-Cap Equity Fund, and the financial highlights for the period December 8, 2010 (commencement of operations) to October 31, 2011 for the Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Local Currency Fund, Ashmore Emerging Markets Sovereign Debt Fund, and Ashmore Emerging Markets Total Return Fund, the period June 22, 2011 (commencement of operations) to October 31, 2011 for the Ashmore Emerging Markets Equity Fund and the period October 4, 2011 ( commencement of operations) to October 31, 2011 for the Ashmore Emerging Markets Small-Cap Equity Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

December 23, 2011

ASHMORE FUNDS

ADVISORY AGREEMENT APPROVAL

As of October 31, 2011

ADVISORY AGREEMENT APPROVAL

At meetings of the Board of Trustees of Ashmore Funds (the “Trust) held on June 3, 2011 and September 29, 2011, the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940 (the “Independent Trustees”) voting separately, considered and approved the Investment Management Agreements between AIML and the Trust (the “Investment Management Agreements”), on behalf of Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund, respectively (for purposes of this section, the “Funds”), and the Sub-Advisory Agreements between AIML and Ashmore EMM LLC (“Ashmore EMM”) with respect to the Funds (collectively with the Investment Management Agreements, the “Advisory Agreements”). In considering the Advisory Agreements, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.

In evaluating the proposed terms of the Advisory Agreements, the Board did not identify any single factor as controlling, and individual members of the Board did not necessarily attribute the same weight or importance to each factor, nor are the items described herein all encompassing of the matters considered by the Board. Throughout their review of the Advisory Agreements, the Trustees were assisted by counsel to the Funds.

Among the information and factors considered by the Board in evaluating the Advisory Agreements were the following:

NATURE, QUALITY AND EXTENT OF INVESTMENT MANAGEMENT SERVICES

The Board examined the nature, quality and extent of the services that would be provided by AIML and Ashmore EMM to the Funds. The Board considered information regarding the overall organization and resources of AIML and Ashmore EMM, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, portfolio management, and other services to the Funds, and the recent acquisition of a majority interest in Ashmore EMM by AIML’s parent company. The Board reviewed AIML’s and Ashmore EMM’s key personnel who would provide investment management and portfolio management services to the Funds, as well as the fact that, under the Advisory Agreements, AIML and Ashmore EMM have the authority and responsibility, subject to the Board’s oversight, to make and execute investment decisions for the Funds within the framework of the Funds’ investment policies and restrictions. The Board considered the scope of services that AIML and Ashmore EMM would provide and evaluated the significant compliance resources available to each.

The Trustees considered performance information for a composite or other accounts currently managed by Ashmore EMM and that have investment strategies substantially similar to those of the Funds.

The Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds and that there was a reasonable basis on which to conclude that the Funds would benefit from the services provided by AIML and Ashmore EMM under the Advisory Agreements.

INVESTMENT MANAGEMENT FEES AND COST OF SERVICES

The Board reviewed the estimated costs and profitability in respect of the Advisory Agreements. The Board noted that the information provided was necessarily estimated because the Funds had not yet begun operations.

ASHMORE FUNDS

ADVISORY AGREEMENT APPROVAL (CONTINUED)

As of October 31, 2011

The Board considered the investment management fees to be paid by each Fund. In doing so, the Board compared the proposed fee arrangements to those of other similar investment companies. In light of the information provided, the Board concluded that the proposed fees were generally within the range of fees paid by other similar investment companies, though the proposed fee for Ashmore Emerging Markets Small-Cap Equity Fund was near the high end of that range. The Board also considered comparative fee data for other similar funds or accounts advised by Ashmore EMM. In evaluating the information provided, the Trustees considered that certain of those other accounts may not require the same level or type of services as the Funds. The Board also considered the significant costs associated with sponsoring and organizing registered investment companies and AIML’s commitment to limit the Funds’ ordinary operating expenses for a period of time.

In evaluating the terms of the proposed Advisory Agreements, the Trustees also considered the potential other benefits that may inure to AIML’s and Ashmore EMM’s benefit as a result of its relationship with the Funds, such as the reputational benefit derived from serving as investment adviser or sub-adviser, as applicable, to the Funds.

ECONOMIES OF SCALE

The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that would reduce the fee rate on assets above specified levels. In evaluating the proposed fee schedules, the Board considered AIML’s representation that the proposed fees were intended to reflect achievable economies of scale and also AIML’s proposal to limit certain expenses of each Fund. The Board received and evaluated information concerning whether AIML would realize economies of scale as each Fund’s assets grow beyond current levels. In light of each Fund’s current size and expense structure, the Board concluded that the absence of breakpoints in each Fund’s fee schedule is acceptable at this time.

The Trustees concluded that the fees to be paid by each Fund were reasonable in light of the services to be provided, their projected costs and the Funds’ current and reasonably foreseeable asset levels, and that the Advisory Agreements should be approved.

ASHMORE FUNDS

FOR MORE INFORMATION

As of October 31, 2011

PORTFOLIO HOLDINGS

Ashmore Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Ashmore Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the most recent 12-month period ended June 30 are available upon request and without charge by visiting Ashmore Funds’ Web site at www.ashmoregroup.com or the SEC’s Web site at www.sec.gov or by calling 866-876-8294.

ASHMORE FUNDS

PRIVACY POLICY

We consider customer privacy to be a fundamental aspect of our relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties We reserve the right to disclose or report personal information to non-affiliated third parties where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any investee entity in which a shareholder has chosen to invest. Of course, we may also share your information with your consent.

Sharing Information with Affiliates We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s 67 ownership of certain types of accounts, or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

ASHMORE FUNDS

OTHER INFORMATION

Administrator, Custodian and Transfer Agent

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

312-552-2790

Investment Manager

Ashmore Investment Management Limited

61 Aldwych

London WC2B 4AE

United Kingdom

44-20-3077-6000

Subadviser

Ashmore EMM, LLC

1001 19th Street North, 17th Floor

Arlington, Virginia 22209-1722

Distributor

Ashmore Investment Management (US) Corporation

122 East 42nd Street

New York, New York 10168

212-661-0061

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

617-951-7000

ASHMORE FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of the Ashmore Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 7 portfolios in the Ashmore Funds. The Ashmore Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 866-876-8294.

INDEPENDENT TRUSTEES

Name, Address* and Age of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During the Past 5 Years
Yeelong Balladon (Age 53)	Trustee	Indefinite term; Trustee since inception	Freshfields Bruckhaus Deringer (a law firm) from 1982 to 2009 (Partner from 1999).	7	Non-executive director since August 2010, Jasper Investments Limited; Non- executive director since May 2010, Pacnet Limited.
George J. Gorman (Age 59)	Trustee	Indefinite term; Trustee since inception	George J. Gorman LLC (consulting firm) since December 2010; Ernst & Young LLP (an accounting firm) from July 1974 to July 2009 (Senior Partner from October 1988).	7	Trustee, Bank of America Money Market Funds Series Trust since June 2011.
Oliver T. Kane (Age 61)	Trustee, Chairman of the Trustees	Indefinite term; Trustee since inception	Investment Consultant since June 2005.	7	Trustee, United Church of Christ Pension Board, since June 2010; Director, Ashmore Global Opportunities Limited since August 2010 to October 2010.

ASHMORE FUNDS

TRUSTEES AND OFFICERS

INTERESTED TRUSTEES

Name, Address* and Age of Interested Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During the Past 5 Years
George Grunebaum(1) (Age: 48)	Trustee; President and Chief Executive Officer	Indefinite term; Trustee since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation; Portfolio Manager since November 2008, Ashmore Investment Management Limited; Principal from September 2005 to October 2008, Dolomite Capital Management(3); Managing Director from September 1986 to June 2005, J.P. Morgan Chase.	7	Trustee, Ashmore EMM, L.L.C. since May 2011; Director, Ashmore Global Emerging Markets Fund, LTD since July 2006; Director, Ashmore Global Opportunities, Limited from October 2007 to August 2010.
Martin Tully(2) (Age: 49)	Trustee	Indefinite term; Trustee since inception	Head of Operations since September 2006, Ashmore Group plc; Chief Operating Officer from January 2003 to September 2006, Rothschild Private Management Limited.	7	Director, 38 portfolios over which the Investment Manager serves as the adviser.

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.
(1)	Mr. Grunebaum is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to, among other things, his positions with the Distributor and its affiliates.
(2)

Mr. Tully is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with Ashmore Group plc, the parent company of Ashmore Investment Management Limited, and his interests in Ashmore Group plc.

(3)	Dolomite Capital Management was sold to an affiliate of the Investment Manager on November 3, 2008.

ASHMORE FUNDS

TRUSTEES AND OFFICERS

OFFICERS

Name, Address** and Age of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
George Grunebaum (Age: 48)	Trustee, President and Chief Executive Officer	Indefinite term; since inception

Chief Executive Officer since November 2008,

Ashmore Investment Management (US)

Corporation; Portfolio Manager since November

2008, Ashmore Investment Management Limited;

Principal from September 2005 to October 2008,

Dolomite Capital Management; Managing Director

from September 1986 to June 2005, J.P. Morgan

Chase.

Michael Perman (Age: 54)	Secretary	Indefinite term; since inception	Company Secretary since March 2008, Ashmore Group plc; Company Secretary from April 1996 to February 2008, INVESCO plc.
Alexandra Autrey (Age: 35)	Chief Legal Officer	Indefinite term; since inception	Lawyer since May 2005, Ashmore Group, plc.
Christopher Tsutsui (Age: 47)	Treasurer and Principal Financial and Accounting Officer	Indefinite term; since inception

Chief Financial Officer since November 2008,

Ashmore Investment Management (U.S.)

Corporation; Board Member, Ashmore Japan KK,

Chief Financial Officer from April 2006 to

November 2008, Dolomite Capital Management(1);

Vice President from April 2004 to April 2006,

Morgan Stanley.

Stephen Hicks (Age: 51)	Chief Compliance Officer	Indefinite term; since inception	Group Head of Compliance since June 2010, Ashmore Group plc; Director of Group Compliance from February 2001 to May 2010, 3iGroup plc (a private equity firm).
Owen Meacham (Age: 40)	Assistant Secretary	Indefinite term; since inception	Senior Corporate Attorney since October 2007, The Northern Trust Company; Vice President - Product Development Manager from April 2005 to October 2007, ABN AMRO Asset Management.
Paul Robinson (Age: 38)	Assistant Chief Legal Officer	Indefinite term; since June 2011	Lawyer since September 2007, Ashmore Group plc; Head of Investment and Merchant Banking Transaction Legal from 2005 to September 2007, Nomura International plc.

**	Each Officer may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.
(1)	Dolomite Capital Management was sold to an affiliate of the Investment Manager on November 3, 2008.

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Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers or implicit waivers from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. George J. Gorman is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Item 4(a): Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $165,000 in 2011 and $0* in 2010.

Item 4(b): Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0*.

Item 4(c): Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for RIC tax compliance and diversification review were $7,500 in 2011 and $0* in 2010.

Item 4(d): All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0*.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on November 17, 2010, the Audit Committee shall, to the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to a Fund and (ii) all non-audit services rendered by the independent auditors to a Fund’s investment adviser(s) (including any sub-advisers) and to certain of the investment adviser’s affiliates, as applicable. The Audit Committee may implement policies and procedures by which such services are pre-approved other than by the full Committee (for example, by the Committee chair).

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

* The Registrant was not operational during the 2010 fiscal year.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by KPMG for services rendered to the registrant and service affiliates for the last two fiscal years were $7,500 and $0* for 2011 and 2010, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

* The registrant was not operational during the 2010 fiscal year.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ashmore Funds

By	/s/ GEORGE GRUNEBAUM
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date: January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ GEORGE GRUNEBAUM
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date: January 6, 2012

By	/s/ CHRIS TSUTSUI
Chris Tsutsui, Treasurer
(Principal Financial and Accounting Officer)

Date: January 6, 2012